Exhibit 10.3

SHAREHOLDERS AGREEMENT

DATED: 22 JULY, 2015

BY AND AMONGST

AZURE POWER GLOBAL LIMITED

AND

AZURE POWER INDIA PRIVATE LIMITED

AND

MR. INDERPREET SINGH WADHWA

AND

MR. HARKANWAL SINGH WADHWA

TABLE OF CONTENTS

1.	DEFINITIONS AND INTERPRETATION	2

2.	EFFECTIVENESS AND SHARE CAPITAL OF THE COMPANY	15

3.	REPRESENTATIONS AND WARRANTIES	17

4.	RIGHTS OF APGL	18

5.	NOT USED	22

6.	TRANSFER OF SHARES	23

7.	NOT USED	27

8.	REINSTATEMENT OF RIGHTS	27

9.	BUY-BACK OF EQUITY SECURITIES	27

10.	NOT USED	31

11.	MANAGEMENT OF THE COMPANY	31

12.	SHAREHOLDERS MEETINGS	34

13.	EXERCISE OF VOTING & OTHER RIGHTS BY PARTIES	35

14.	NOT USED	36

15.	NOT USED	36

16.	FINANCIAL ACCOUNTING AND AUDITS	36

17.	OTHER COVENANTS	37

18.	NON-COMPETE AND NON-SOLICITATION	37

19.	NOT USED	39

20.	NOT USED	39

21.	TERMINATION	39

22.	CONFIDENTIALITY	39

23.	GOVERNING LAW AND ARBITRATION	40

24.	NOTICES	40

25.	MISCELLANEOUS PROVISIONS	41

SCHEDULE A – DEED OF ADHERENCE		48

SCHEDULE B – PFIC ANNUAL INFORMATION STATEMENT		49

SCHEDULE C – TERMS AND CONDITIONS OF SERIES A CCPS		52

SCHEDULE D – TERMS AND CONDITIONS OF SERIES B CCPS		56

SCHEDULE E – TERMS AND CONDITIONS OF IFC CCDS		60

SCHEDULE F – TERMS AND CONDITIONS OF SERIES C CCPS		66

SCHEDULE G – TERMS AND CONDITIONS OF SERIES D CCPS		70

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT is made on this 22nd day of July, 2015;

BY AND AMONG

1.	AZURE POWER GLOBAL LIMITED, a company, organized and existing under the laws of Mauritius (“APGL”), and having its registered office at c/o AAA Global Services Ltd, 1st Floor, The Exchange, 18 Cybercity, Ebene, Mauritius (hereinafter referred to as “APGL” which expression shall mean and include the said company, its executors, assigns and successors - in-interest), of the First Part;

AND

2.	AZURE POWER INDIA PRIVATE LIMITED, a company incorporated under the provisions of the Companies Act, 1956 and having its registered office at 8, LSC, Madangir, Pushpvihar, New Delhi-110062, India (hereinafter referred to as the “Company” which expression shall mean and include the said company, its executors, assigns and successors- in- interest), of the Second Part;

AND

3.	MR. INDERPREET SINGH WADHWA, son of Mr. Harkanwal Singh Wadhwa residing at [Address], and MR, HARKANWAL SINGH WADHWA, son of Late Mr. Manohar Singh Wadhwa, residing at [Address] (hereinafter collectively referred to as “Sponsors”, which expression shall mean and include their successors, legal heirs and permitted assigns), of the Third Part;

(APGL, the Company and the Sponsors are individually referred as to “Party” and collectively referred to as the “Parties”).

WHEREAS

(A)	The Company has been incorporated with the object of generation and production of solar energy and electricity and erection of solar power plants.

(B)	The Investors had subscribed to the Equity Securities of the Company and executed the Second Consolidated and Amended Shareholders Agreement dated June 10, 2015 (“Existing SHA”) to govern their rights and obligations as the shareholders of the Company. Pursuant to certain understanding between the Investors and the Parties, all Investors intend to sell the Equity Securities they hold in the Company to APGL pursuant to the share purchase agreements mentioned below.

(C)	IFC intends to sell and APGL intends to purchase the IFC Securities from IFC pursuant to the securities purchase agreement executed on or around the date of this Agreement between, inter alia, IFC and APGL.

(D)	DEG intends to sell and APGL intends to purchase the DEG Securities from DEG pursuant to the securities purchase agreement executed on or around the date of this Agreement between, inter alia, DEG and APGL.

(E)	Proparco intends to sell and APGL intends to purchase the Proparco Securities from Proparco pursuant to the securities purchase agreement executed on or around the date of this Agreement between, inter alia, Proparco and APGL.

(F)	Helion intends to sell and APGL intends to purchase the Helion Securities from Helion pursuant to the securities purchase agreement executed on or around the date of this Agreement between, inter alia, Helion and APGL.

(G)	FC intends to sell and APGL intends to purchase the FC Securities from FC pursuant to the securities purchase agreement executed on or around the date of this Agreement between, inter alia, FC and APGL.

(H)	On completion of the sale of the Equity Securities pursuant to the above mentioned securities purchase agreements, the Existing SHA is intended to be amended and replaced in its entirety by this Agreement to record APGL as the holder of the Equity Securities of the Company in place of the Investors.

(I)	Pursuant to the above, Parties are entering into this shareholders’ agreement to incorporate rights and obligations of APGL, the Sponsors and the Company for regulating the management and control of the affairs of the Company and certain other rights and obligations inter se in accordance with the terms and conditions set out herein.

NOW THEREFORE IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES AND THIS AGREEMENT WITNESSETH AS UNDER:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement the following terms, to the extent not inconsistent with the context, shall have the meanings assigned to them herein below:

“Accounts” shall mean the books of account of the Company and also includes its balance sheet, profit and loss account and all other records, ledgers, accounting notations and pertinent documentation.

“Act” shall mean the Companies Act, 1956, as amended, modified or re-enacted by the Companies Act, 2013 and any other enactments from time to time including any rules or regulations framed thereunder.

“Affiliate” in relation to a Person,

(i)	being a corporate entity, shall mean any entity or Person, which Controls, is Controlled by, or is under the common Control of such Person;

(ii)	being an individual, shall mean any Relative or any other entity or Person, which is Controlled by such Person or a Relative of such individual; and

(iii)	in any other case shall mean a Person Controlled by a Party/ies to this Agreement;

“Agreement” or “SHA” means this Shareholders Agreement and includes all recitals, schedules, annexes and exhibits that are annexed to it, and any amendments made to it by the Parties in writing.

“Annual Business Plan and Budget” shall mean the annual business plan and budget as adopted, approved or revised pursuant to the APGL SHA for the relevant Financial Year.

“Anti-Competitive Practice” means:

(i)	any common or implied action having as object and/or as effect to impede, restrict or distort fair competition in a market, in particular when it tends to: (1) restrict market access or the free exercise of competition by other companies; (2) prevent price fixing by the free play of markets by artificially favouring the increase or reduction of prices; (3) limit or control production, markets, investments or technical progress; or (4) share out markets or sources of supply;

(ii)	any abuse by a company or a group of companies of a dominant position within an internal market or in a substantial part of it; or

(iii)	any bid or predatory pricing having as object and/or as effect to eliminate from a market or to prevent a company or one of its product from accessing a market.

“APGL Buy Back Notice” shall have the meaning as assigned to it under Clause 9.1.

“APGL Buy Back Option” shall have the meaning as assigned to it under Clause 9.1.

“APGL Buy Back Period” shall have the meaning as assigned to it under Clause 9.1.

“APGL Buy Back Start Date” shall have the meaning as assigned to it under Clause 9.1.

“APGL Directors” shall have the meaning as assigned to it under Clause 11.2.1.

“APGL SHA” means the shareholders agreement to be executed between APGL and its shareholders in relation to the rights and obligations of the parties thereto for regulating the management and control of the affairs of APGL and certain other rights and obligations inter se in relation to the APGL.

“Applicable Liquidation Price” means, as applicable, either the Senior Liquidation Price, the Series H Liquidation Price or the Series F Liquidation Price or the CCPS Liquidation Price or the Series A Liquidation Price.

“As If Converted Basis” means the number of Equity Shares of the Company, calculated as if the then issued and outstanding relevant Share Equivalents had been exercised in full. Provided that each of the CCDs and Proparco CCPS will not be taken into consideration in the calculation of As If Converted Basis, till such time that they have not been transferred to a third party (not being an Affiliate of IFC, DEG or Proparco, as the case may be) in accordance with the terms of this Agreement.

“Authority” means any national, supranational, regional or local government, or governmental, statutory, regulatory, administrative, fiscal, judicial, or government-owned body, department, commission, authority, tribunal, agency or entity, or central bank (or any Person whether or not government owned and howsoever constituted or called, that exercises the functions of the central bank).

“Articles” shall mean the articles of association of the Company, as may be amended from time to time.

“Assets” shall mean assets or properties of every kind, nature, character and description (whether immovable, movable, tangible, intangible, absolute, accrued, fixed or otherwise) as operated, hired, rented, owned or leased by a Person from time to time, including cash, cash equivalents, receivables, securities, accounts and note receivables, real estate, plant and machinery, equipment, patents, copyrights, domain names, trademarks, brands, rights in databases and other intellectual property, raw materials, inventory, furniture, fixtures and insurance.

“Big Four Accounting Firms” means the following accounting firms or their Affiliates: Deloitte Touche; PricewaterhouseCoopers; Ernst & Young; and KPMG.

“Board” shall mean the board of directors of the Company.

“Buy Back Notice” shall have the meaning as assigned to it under Clause 6.8.2.

“Buy Back Option” shall have the meaning as assigned to it under Clause 6.8.1.

“Buy Back Start Date” shall have the meaning assigned to it under Clause 6.8.2.

“Business” shall mean and include the activities that the Company has been authorized to carry out under the “Main Objects” clause of its Memorandum.

“Business Day” means a day (other than a Saturday or Sunday or an official public holiday) on which commercial banks are open for business in New Delhi, Mauritius and New York.

“CEO” shall mean the position of the chief executive officer and managing director of the Company.

“CCDs” shall collectively refer to IFC CCDs, IFC II CCDs, IFC III CCDs and DEG CCDs. “CCPS Liquidation Price” shall have the meaning assigned to it under Clause 4.1(d). “Chairman” shall have the meaning as set forth in Clause 11.7.8.

“Control” (including with correlative meaning, the terms “Controlled by” and “under common Control with”) means the power to direct the management or policies of a Person, directly or indirectly, whether through the ownership of shares or Share Equivalents, by contract or otherwise; provided that, in any event, the direct or indirect ownership of more than 50% (fifty per cent) of the voting share capital of a Person is deemed to constitute Control of that Person.

“Corrupt Practice” means the following acts:

(i)	the promise, offering or giving, directly or indirectly, to a Public Official or to any person who directs or works, in any capacity, for a private sector entity, of an undue advantage of any nature, for the relevant person himself or herself or for another person or entity, in order that this person acts or refrains from acting in the exercise of his or her official duties or in breach of his or her legal, contractual or professional obligations having for effect to influence his or her own actions or the ones of another party or entity;

(ii)	the solicitation or acceptance, directly or indirectly, by a Public Official or by any person who directs or works, in any capacity, for a private sector entity, of an undue advantage of any nature, for the relevant person himself or herself or for another person or entity, in order that this person acts or refrains from acting in the exercise of his or her official duties or in breach of his or her legal, contractual or professional obligations having for effect to influence his or her own actions or the ones of another party or entity.

“Debt” shall mean at any time the aggregate of the following:

(i)	the outstanding principal amount or the nominal amount of any debenture, bond, note, loan stock or other similar security of the Company under which any indebtedness is incurred; and

(ii)	any fixed or minimum premium payable on the repayment or redemption or conversion of any instrument.

“Deed of Adherence” means a deed of adherence to this Agreement substantially in the form set forth in Schedule A, with applicable amendments which are in form and substance satisfactory to each of the Parties to this Agreement.

“DEG” shall mean DEG – Deutsche Investitions -und Entwicklungsgesellschaft mbH, company established under the laws of Federal republic of Germany, having its office at Kammergasse 22, 50676-Cologne, Germany.

“DEG CCDs” shall mean 680,390 (six hundred and eighty thousand and three hundred and ninety) compulsorily convertible debentures, with a face value of INR 1,000 (Indian Rupees One Thousand) each, carrying interest at the rate of 5% (five per cent) per annum, and with such terms (including conversion) as set out in Schedule H.

“DEG CCD Liquidation Price” shall mean an amount equal to the DEG Investment Amount plus the DEG Required Return.

“DEG Investment Amount” shall mean the investment of INR 680,390,000 (Indian Rupees six hundred eighty million three hundred and ninety thousand) in the Company made by subscribing to the DEG CCDs.

“DEG Required Return” shall have the meaning as set forth in paragraph 4.2(a) of Schedule H.

“DEG Securities” means the DEG CCDs and 10 (ten) Equity Shares subscribed by DEG, and transferred to APGL as referred in Recital D.

“Director” shall mean a director duly appointed on the Board.

“DRHP” shall mean a draft red herring prospectus.

“Effective Date” shall have the meaning as set forth in Clause 2.1.

“Embargo” means any economic sanction aiming at prohibiting the import and/or export (sale, supply, transfer) of one specific or several goods, products or services to or from a country for a specified period as published and amended from time to time by the United Nations, European Union and France.

“Encumbrance” means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, trust, right of set off or other third party right or interest (legal or equitable) including any right of pre-emption, assignment by way of security, reservation of title or any other security interest of any kind however created or arising or any other agreement or arrangement (including a sale and repurchase arrangement) having similar effect.

“Employees” shall mean individuals who are the confirmed/ permanent employees of the Company.

“Equity Securities” shall mean Equity Shares and Share Equivalents.

“Equity Shares” or “Shares” shall mean equity shares of the Company having the face value of INR 10 (Indian Rupees Ten) each and carrying 1 (one) vote per equity share.

“FATF Recommendations” shall mean the recommendations of the Financial Action Task Force (on money laundering).

“FC” shall mean FC VI India Venture (Mauritius) Ltd., a company established under the laws of Mauritius, having its principal office at IFS Court, Twenty Eight Cybercity, Ebene, Mauritius.

“FC Securities” shall mean 19,385 (Nineteen Thousand, Three Hundred and Eighty Five) Series A CCPS, 53,887 (Fifty Three Thousand, Eight Hundred and Eighty Seven) Series B CCPS, 114,940 (One Hundred and Fourteen Thousand, Nine Hundred and Forty) Series C CCPS, 53,272 (Fifty Three Thousand, Two Hundred and Seventy Two) Series D CCPS, 53,973 (Fifty Three Thousand, Nine Hundred and Seventy Three) Series F CCPS and 10 (Ten) Equity Shares subscribed by FC, and transferred to APGL as referred in Recital G.

“Financial Year” shall mean the financial year of the Company as determined by the Board.

“Fraudulent Practice” refers to any unfair practices (action or omission) intended to deliberately mislead a third party, intentionally conceal elements there from, or betray or vitiate his/her consent, contravening legal or regulatory obligations and/or breaching the Company’s or a third party’s internal rules for the purpose of obtaining an illegitimate benefit.

“Fully Diluted Basis” means the number of Equity Shares of the Company, calculated as if the then issued and outstanding relevant Share Equivalents (including CCDs and Proparco CCPS) had been exercised and converted in full. For the purpose of this definition, CCDs and Proparco CCPS shall be assumed to be converted in accordance with their respective terms, and in case their respective terms do not specify the manner of valuation of the Company for the provisions of this Agreement for which the ‘Fully Diluted Basis’ is being ascertained, then the Company shall on a written request of any of the holders of CCDs or Proparco CCPS cause the valuation of the Company to be conducted by any one of the Big Four Accounting Firms and inform the valuation to such holder, which valuation shall be used to determine the conversion of CCDs and/or Proparco CCPS.

“GIF” shall mean IFC GIF Investment Company I, a company established under the laws of the Republic of Mauritius, having its principal office at C/o Cim Fund Services Ltd, 33 Edith Cavell Street, Port Louis, Mauritius.

“Helion” shall collectively refer to Helion Partners and Helion India.

“Helion India” shall mean Helion Venture Partners India II, LLC, a company established under the laws of Mauritius, having its principal office at International Management (Mauritius) Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius.

“Helion Partners” shall mean Helion Venture Partners II, LLC, a company established under the laws of Mauritius, having its principal office at International Management (Mauritius) Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius.

“Helion Securities” shall mean 19,385 (Nineteen Thousand, Three Hundred and Eighty Five) Series A CCPS, 53,887 (Fifty Three Thousand, Eight Hundred and Eighty Seven) Series B CCPS, 114,940 (One Hundred and Fourteen Thousand, Nine Hundred and Forty) Series C CCPS, 26,636 (Twenty Six Thousand, Six Hundred and Thirty Six) Series D CCPS, 63,853 (Sixty Three Thousand, Eight Hundred and Fifty Three) Series F CCPS and 10 Equity Shares subscribed by Helion, and transferred to APGL as referred in Recital F.

“IFC” shall mean International Finance Corporation, an international organization established by the Articles of Agreement among its member countries including the Republic of India.

“IFC CCDs” shall mean 1,100,000 (one million one hundred thousand) compulsorily convertible debentures, with a face value of INR 224.19 (Indian Rupees two hundred and twenty four point one nine) each and carrying interest at the rate of 10% (ten per cent) per annum, and with such terms (including conversion) as set out in Schedule E hereto.

“IFC CCD Investment Amount” shall mean the investment of INR 246,618,554,80 (Indian Rupees two hundred and forty six million six hundred and eighteen thousand and five hundred and fifty four point eighty) in the Company made by subscribing to the IFC CCDs.

“IFC CCD Liquidation Price” shall mean the IFC CCD Investment Amount plus the IFC Required Return.

“IFC II CCDs” shall mean 37,500 (thirty seven thousand and five hundred) compulsorily convertible debentures of face value of INR 2,000 (Indian Rupees two thousand) each and with terms (including conversion) as set out in Schedule I hereto.

“IFC II CCDs Investment Amount” shall mean the investment of INR 75,000,000 (Indian Rupees Seventy Five Million) in the Company made by subscribing to the IFC II CCDs.

“IFC II CCD Liquidation Price” shall mean the IFC II CCDs Investment Amount plus the IFC II Required Return.

“IFC III CCDs” shall mean 36,000 (Thirty Six Thousand) compulsorily convertible debentures of face value of INR 5,000 (Indian Rupees Five Thousand) each and with terms (including conversion) as set out in Schedule P hereto.

“IFC III CCDs Investment Amount” shall mean the investment of INR 180,000,000 (Indian Rupees One Hundred and Eighty Million) in the Company made by subscribing to the IFC III CCDs.

“IFC III CCD Liquidation Price” shall mean the IFC III CCDs Investment Amount plus the IFC III Required Return.

“IFC Required Return” shall have the meaning as set forth in paragraph 4.2 (i) (a) of Schedule E.

“IFC II Required Return” shall have the meaning as set forth in paragraph 4.2 (i) (a) of Schedule I.

“IFC III Required Return” shall have the meaning as set forth in paragraph 4.2 (i) (a) of Schedule P.

“IFC Securities” shall mean the IFC CCDs, IFC II CCDs, IFC III CCDs, 73,272 (Seventy Three Thousand, Two Hundred and Seventy Two) Series B CCPS, 4,439 (Four Thousand, Four Hundred and Thirty Nine) Series D CCPS, 20,307 (Twenty Thousand, Three Hundred and Seven) Series F CCPS and 10 (Ten) Equity Shares subscribed by IFC, and transferred to APGL as referred in Recital C.

“Illicit Origin” means funds obtained through: (i) the commission of any predicate offence as designated in the FATF 40 Recommendations Glossary (http://www.fatf- gafi.org/pages/glossary/fatfrecommendations/d-i/), (ii) Corrupt Practice, and (iii) if or when applicable, through Fraud against the Financial Interests of the European Communities.

“Investors” shall mean Helion, FC, IFC, Proparco and DEG.

“INR” or “Indian Rupees” shall mean the lawful Indian currency.

“IRR” means internal rate of return determined by using the XIRR function in Microsoft Excel, based on the exact dates of receiving cash flows and exact dates of investing the cash flows.

“IPO” shall mean the initial public offering of the Equity Shares of the Company, or of equity shares of the Company’s holding company.

“IP Rights” shall mean all rights in and in relation to any patent, patent application, know-how,

trade mark, trade mark application, trade name, design, copyright domain name or other similar intellectual, industrial or commercial right, and all registrations, extensions and renewals thereof in any part of the world, arising or created for the Company.

“Key Managerial Personnel” shall mean the CEO, all Employees directly reporting to the CEO, and such other persons as both the Sponsors and APGL may agree to designate as such from time to time.

“Key Subsidiary” or “Key Subsidiaries” means, at the relevant time, each Subsidiary or such Subsidiaries where, as of the end of the then most recently completed fiscal year of the Company:

(i)	the Assets of such Subsidiary or cumulative Assets of such Subsidiaries, as the case may be, account for more than 70% (seventy per cent) of the total consolidated Assets of the Company; or

(ii)	such Subsidiary or such Subsidiaries cumulatively, have earnings before interest, tax, depreciation and amortization representing more than 70% (seventy per cent) of the Company’s total consolidated earnings before interest, tax, depreciation and amortization.

“Law” includes all applicable statutes, enactments, acts of legislature or Parliament, laws, ordinances, rules, bye-laws, regulations, notifications, guidelines, policies, directions, directives and orders of any Authority, tribunal, board, court or recognized stock exchange in force in India.

“Liquidation Event A” shall mean any of the following:

(i)	Compromise or arrangement with the creditors/debtors of the company or failure to pay Debts, under which the company may be wound up under the Act;

(ii)	Appointment of a provisional or official liquidator by an appropriate court under any applicable Law; or

(iii)	Commencement of any voluntary or involuntary liquidation, dissolution or winding up.

“Liquidation Event B” shall mean any of the following:

(i)	A merger, acquisition, consolidation, or other transaction or series of transactions in which the shareholders of the company following such transaction or transactions will not retain a majority of the voting power of the surviving entity; or

(ii)	Transfer of all or more than 70% (seventy per cent) in value of the company’s Assets.

“Liquidation Preference” shall mean the right given to the holders of Equity Securities to receive a return on their investment as provided in Clause 4.1 on the occurrence of Liquidation Event A or Liquidation Event B.

“Listing Date” shall mean February 25, 2016.

“Memorandum” shall mean the memorandum of association of the Company.

“OFAC” shall mean the United States Office of Foreign Assets Control.

“OPIC” shall mean Overseas Private Investment Corporation.

“Party” or “Parties” shall mean any of the Sponsors, Company and APGL referred to individually or collectively, as the context so requires.

“Person” shall mean and include an individual, an association, a corporation, a partnership, a joint venture, a venture capital fund, a trust, an unincorporated organization, a joint stock company or other entity or organization, including a government or political subdivision, or an agency or instrumentality thereof and/or any other legal entity.

“Proparco” shall mean Société de Promotion et de Participation pour la Coopération Economique S.A., a société anonyme having a share capital of Euros 693.079.200 registered with the RCS of Paris under the number 310 792 205, which registered office is at 151 rue Saint Honoré, 75001-PARIS.

“Proparco Closing Date-1” shall mean the date on which Series E CCPS and 10 (ten) Equity Shares were issued and allotted by the Company.

“Proparco Closing Date-2” shall mean the date by which Series G CCPS will be issued and allotted by the Company.

“Proparco CCPS” shall mean (i) 140,000 (one hundred and forty thousand) Series E CCPS of the face value of INR 10 (Indian Rupees Ten) each having terms (including conversion) as set out in Schedule J hereto; and (ii) such number of Series G CCPS of the face value of INR 10 (Indian Rupees Ten) having terms (including conversion) as set out in Schedule R hereto as subscribed by APGL.

“Proparco CCPS Liquidation Price” shall mean an amount that is a sum of (i) the Proparco Investment Amount-1 plus the Proparco Required Return-1 with respect to Series E CCPS, and (ii) the Proparco Investment Amount-2 plus the Proparco Required Return-2, with respect to Series G CCPS, as and when such Series G CCPS are issued and allotted by the Company.

“Proparco Investment Amount-1” shall mean the aggregate subscription price in INR paid to the Company by subscribing to the Series E CCPS.

“Proparco Investment Amount-2” shall mean the aggregate subscription price in INR to be paid to the Company for subscribing to the Series G CCPS.

“Proparco Required Return-1” shall have the meaning as set for in paragraph 4.2(i)(a) of Schedule J hereto.

“Proparco Required Return-2” shall have the meaning as set out in paragraph 4.2(i)(a) of Schedule R hereto.

“Proparco Securities” shall mean the 10 (Ten) Equity Shares subscribed by Proparco and Proparco CCPS.

“Public Official” means (i) any holder of legislative, executive, administrative or judicial office appointed or elected, serving on a permanent basis or otherwise, paid or unpaid, regardless of rank; (ii) any other person exercising a public function, including for a public agency or company, or providing a public service; and (iii) any other person defined as a public official under the domestic law of the Company’s country.

“Relative” shall have the meaning ascribed to it under the Act.

“Related Agreements” “shall have the meaning as set out in the APGL SHA.

“Relevant Parties” shall mean the Company, the Sponsors and each of the other Shareholders (other than APGL) that agree to become a party to this Agreement pursuant to a Deed of Adherence.

“Required Return” shall mean the IFC Required Return, IFC II Required Return, IFC III Required Return, DEG Required Return, Proparco Required Return-1 or Proparco Required Return-2, as the context may require.

“SEBI” shall mean the Securities and Exchange Board of India.

“Senior Liquidation Price” shall mean the IFC CCD Liquidation Price, IFC II CCD Liquidation Price, IFC III CCD Liquidation Price, DEG CCD Liquidation Price and Proparco CCPS Liquidation Price, as the context may require.

“Series A CCPS” shall mean fully paid up 38,770 (thirty eight thousand, seven hundred and seventy) compulsorily convertible preference shares of the Company having the rights, preferences and privileges as mentioned in Schedule C of this Agreement.

“Series A CCPS Subscription Price” means the amount of INR 2,375.65 (Indian Rupees Two Thousand Three Hundred and Seventy Five and Sixty Five Paisa only) representing the price per share paid for subscribing to the Series A CCPS.

“Series A Investment Amount” shall mean INR 92,491,701.05 (Indian Rupees Ninety Two Million Four Hundred and Ninety One Thousand and Seven Hundred One and Five Paisa) paid to the Company, in consideration for subscription of the Series A CCPS.

“Series A Liquidation Price” shall have the meaning assigned to it under Clause 4.1 (e).

“Series B CCPS” shall mean fully paid up 181,046 (One Hundred and Eighty One Thousand and Forty Six) compulsorily convertible preference shares of the Company having the rights, preferences and privileges as mentioned in Schedule D of this Agreement.

“Series B Investment Amount” shall mean the investment of INR 504,077,552 (Indian Rupees Five Hundred Four Million Seventy Seven thousand Five Hundred and Fifty Two) in the Company made by subscribing to 181,046 (One Hundred and Eighty One and Forty Six) and 10 (Ten) Equity Shares Series B CCPS.

“Series C CCPS” shall mean fully paid up 229,880 (Two Hundred Twenty Nine Thousand, Eight Hundred and Eighty) compulsorily convertible preference shares of the Company all having the rights, preferences and privileges as mentioned in Schedule F of this Agreement. The conversion ratio of the Series C CCPS is agreed at 1:0.3424 (i.e. 229,880 (Two Hundred Twenty Nine Thousand Eight Hundred and Eighty) Series C CCPS will convert to 78,710 (Seventy Eight Thousand Seven Hundred and Ten) Equity Shares (in aggregate) of the Company at the time of their conversion).

“Series C Investment Amount” shall mean the aggregate investment of up to INR 381,600,800 (Indian Rupees Three Hundred Eighty One Million Six Hundred Thousand and Eight Hundred) in the Company made by subscribing to 229,880 (Two Hundred Twenty Nine Thousand, Eight Hundred and Eighty) Series C CCPS.

“Series D CCPS” shall mean fully paid up 84,348 (Eighty Four Thousand Three Hundred and Forty Eight) compulsorily convertible preference shares of the Company having the rights, preferences and privileges as mentioned in Schedule G of this Agreement.

“Series D Investment Amount” shall mean the investment of INR 474,963,588 (Indian Rupees Four Hundred Seventy Four Million, Nine Hundred Sixty Three Thousand and Five Hundred and Eighty Eight) in the Company made by subscribing to 84,348 (Eighty Four Thousand Three Hundred and Forty Eight) Series D CCPS.

“Series E CCPS” shall mean 140,000 (One Hundred and Forty Thousand) fully paid up compulsorily convertible preference shares of the Company having the rights, preferences and privileges as mentioned in Schedule J of this Agreement.

“Series F CCPS” shall mean 138,133 (One Hundred Thirty Eight Thousand One Hundred and Thirty Three) fully paid compulsorily convertible preference shares of the Company having the rights, preferences and privileges as mentioned in Schedule Q of this Agreement.

“Series F Investment Amount” shall mean the investment of INR 1,550,508,391.75 (Rupees One Billion Five Hundred Fifty Million Five Hundred Eight Thousand Three Hundred Ninety One and Seventy Five Paisa) in the Company made by subscribing to 138,133 (One Hundred Thirty Eight Thousand One Hundred and Thirty Three) Series F CCPS.

“Series F Liquidation Price” shall have the meaning set forth under Clause 4.1 (c);

“Series F Participation” shall have the meaning set forth under Clause 4.2 (d);

“Series G CCPS” shall mean the fully paid compulsorily convertible preference shares of the Company having rights, preferences and privileges as mentioned in Schedule R hereto.

“Series H CCPS” shall mean the fully paid compulsorily convertible preference shares of the Company having rights, preference and privileges as mentioned in Schedule T hereto.

“Series H Investment Amount” shall mean the aggregate investment made in the Company by APGL for subscribing to the Series H CCPS in accordance with this Agreement.

“Series H Liquidation Price” shall have the meaning set forth in Clause 4.1 (b).

“Share Equivalents” means preference shares, bonds, debenture, loans, warrants, options or other similar instruments or securities which are convertible into or exercisable or exchangeable for, or which carry a right to subscribe for or purchase, Equity Shares of the Company or any instrument or certificate representing a beneficial ownership interest in the Equity Shares of the Company, including global depositary receipts or American depositary receipts and an instrument representing a Debt.

“Shareholder” or “Shareholders” shall mean any Person who holds Equity Securities.

“Shareholder Securities” shall have the meaning as assigned to it under Clause 9.1.

“Sponsor Buy-Back Period” shall have the meaning as assigned to it under Clause 6.8.3.

“Sponsor Securities” shall have all of the Equity Shares held by the Sponsors in the Company.

“Sponsors Lock-in Agreement” shall mean the agreement between, inter alia, GIF, IFC, Helion, Mr. Inderpreet Singh Wadhwa and IW Green Inc., with respect to the lock-in and distribution of proceeds from the sale of equity shares held by IW Green Inc. in APGL.

“Subsidiary” shall have the meaning assigned to it under the Act, and the term “Subsidiaries” shall be construed accordingly.

“Tax” shall mean a levy, charge, impost, deduction, withholding or duty of any nature (including stamp and transaction duty and goods and services, value added or similar tax) at any time:

(i)	imposed or levied by any Authority; or

(ii)	required to be remitted to, or collected, withheld or assessed by any Authority;

and any related interest, expense, fine, penalty or other charge on those amounts.

“Third Party Interest” shall mean any security interest, lease, license, option, voting arrangement, easement, covenant, notation, restriction, interest under any agreement, interest under any trust, or other right, equity, entitlement or other interest of any nature held by a third party.

“Transaction Documents” means:

(i)	this Agreement;

(ii)	the APGL SHA;

(iii)	Sponsors Lock-in Agreement; and

(iv)	any other documents that may be entered into by the parties therein for the purpose of executing the transactions contemplated in the Transaction Documents.

“Transfer” means to transfer, sell, convey, assign, pledge, hypothecate, create a security interest in or Encumbrance on, place in trust (voting or otherwise), transfer by operation of law or in any other way subject to any encumbrance or dispose of, whether or not voluntarily, and shall include reference to any action, which has the effect of creating any Third Party Interest in or over the Equity Securities. “Transferable” and “Transferred” shall have corresponding meanings.

“USD” or “$” shall mean United States Dollars, currency of United States of America.

1.2	Certain terms may be defined elsewhere in this Agreement and wherever, such terms are so defined, they shall have the meaning assigned to them. The terms referred to but not defined in this Agreement shall have the meaning as defined in the Transaction Documents and failing this shall, unless inconsistent with the context or meaning thereof, bear the same meaning as defined under the Act or other relevant applicable Law.

1.3	All references in this Agreement to statutory provisions shall be construed as meaning and including references to any statutory modification, consolidation or re-enactment (whether before or after the date of this Agreement) for the time being in force, and all statutory instruments or orders made pursuant to such statutory provisions.

1.4	Words denoting singular shall include the plural and words denoting any gender shall include all genders unless the context otherwise requires.

1.5	References to recitals, clauses or schedules are, unless the context otherwise requires, references to recitals or schedules to, or clauses of this Agreement.

1.6	Any reference to “writing” shall mean handwritten, printed, typed or electronic mail to reproduce words in permanent visible and legible form.

1.7	The terms “include” and “including” shall mean “include without limitation”.

1.8	The headings, subheadings, titles, subtitles to clauses, sub-clauses and paragraphs are for information only, shall not form part of the operative provisions of this Agreement or the schedules, and shall be ignored in construing the same.

1.9	Any reference to a decision of the Board shall, in the absence of an express statement to the contrary, refer to a simple majority decision of the Board.

1.10	If a period of time and dates from a given day or the day of an act or event is specified, it is to be calculated exclusive of that day.

1.11	Where the consent or approval of a Party to this Agreement is required hereunder to any act, deed, matter or thing, such requirement shall in the absence of any express stipulation to the contrary herein, mean the prior consent or approval (as the case may be) in writing.

1.12	The words “directly or indirectly” mean directly or indirectly through one or more intermediary persons or through contractual or other legal arrangements, and “direct or indirect” shall have the correlative meanings.

2.	EFFECTIVENESS AND SHARE CAPITAL OF THE COMPANY

2.1	This Agreement shall become effective and binding on the Parties from the date of completion of transfer of all Equity Securities held by the Investors to APGL (“Effective Date”). On the Effective Date and henceforth, the terms of this Agreement shall supersede the provisions of the Existing SHA.

2.2	The present authorized share capital of the Company is INR 1,300,000,000 (One Thousand Three Hundred Million) divided into 43,333,333 (Forty Three Million Three Hundred and Thirty Three Thousand Three Hundred and Thirty Three) Equity Shares and 86,666,667 (Eighty Six Million Six Hundred and Sixty Six Thousand Six Hundred and Sixty Seven) preference shares. The Equity Securities issued and allotted by the Company as on the date of this Agreement are as indicated in the table below:

Shareholder	Equity Shares	CCPS	CCDs

Sponsors
Inderpreet S Wadhwa	97,497	Nil	Nil
Harkanwal S Wadhwa	5,000	Nil	Nil
Azure Power Inc.	5,700	Nil	Nil
Investors
Helion Venture Partner India II	Nil	16,810 Series A CCPS	Nil
Helion Venture Partners II LLC	10	2,575 Series A CCPS	Nil
	—	53,887 Series B CCPS	—
	—	114,940 Series C CCPS	—
	—	26,636 Series D CCPS	—
	—	63,853 Series F CCPS
FC VI India Venture (Mauritius) Ltd.	10	19,385 Series A CCPS	Nil
	—	53,887 Series B CCPS	—
	—	114,940 Series C CCPS	—
	—	53,273 Series D CCPS	—
	—	53,973 Series F CCPS	—
International Finance Corporation	10	73,272 Series B CCPS	1,100,000 IFC CCDs
	—	4,439 Series D CCPS	37,500 IFC II CCDs
Deutsche Investitions – und Entwicklungsgesellschaft mbH	—	20,307 Series F CCPS	36,000 IFC III CCDs

	10	Nil	680,390 DEG CCDs
Proparco	10	140,000 Series E CCPS	Nil
Other Shareholders
Satnam Sanghera	1,633	Nil	Nil

TOTAL	109,880	812,177	18,53,890

2.3	APGL shall have a right to subscribe to Series G CCPS at such price as agreed between the Company and APGL. APGL acknowledges that its intention is that any further investment received by APGL from Proparco against issue of Series G CCPS (as defined in APGL SHA) by APGL shall be invested by APGL in the Company by subscribing to Series G CCPS issued and allotted by the Company.

2.4	APGL shall have a right to subscribe to Series H CCPS at such price as agreed between the Company and APGL. Subject to Clause 2.5 below, APGL acknowledges that its intention is that any further investment received by APGL from IFC and GIF against the issue of Series H CCPS (as defined in APGL SHA), to the extent desired to be invested by APGL in AZI, shall be invested by APGL in the Company by subscribing to Series H CCPS issued and allotted by the Company.

2.5	APGL acknowledges that it may retain up to USD 5,000,000 (Dollar Five Million) from the investments received against the issue of Series G CCPS (as defined in APGL SHA) and Series H CCPS (as defined in APGL SHA) to meet its operational expenses and shall invest the remaining amounts in the Company as indicated in Clause 2.3 and Clause 2.4 respectively. On the completion of the investment by APGL in Series G CCPS and Series H CCPS issued by the Company, the Equity Securities issued and allotted by the Company shall be as indicated in the table below:

Illustrative shareholding (Post conversion of CCD and Proparco CCPS)
Shareholders	CCPS / CCDs (Fully Diluted Basis)	Equity Shares
Mr. Inderpreet Singh Wadhwa and Mr. Harkanwal Singh Wadhwa		102,497
Sponsors (Total)		102,497
APGL (against funds infused by Proparco in Series G CCPC)	146,644
APGL (against funds infused by IFC/GIF in Series H CCPS)	948,876
APGL (against existing CCPS)	521,057
APGL (against existing CCDs)	903,947
APGL (Equity Shares acquired from Mr. Satnam Sanghera and Azure Power Inc.)		7,333

Others (Total)	2,520,524	7,333

Total Equity Shares	2,520,524	109,830

3.	REPRESENTATIONS AND WARRANTIES

3.1	The Sponsors hereby represent and warrant that:

(a)	They have the power and authority to execute and deliver this Agreement and are not prohibited from entering into this Agreement;

(b)	This Agreement, upon execution and delivery by the Sponsors, will be a legal, valid and binding obligation of each of them enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by the Sponsors and the promises, agreements or undertakings of the Sponsors under this Agreement do not violate any Law, rule, regulation or order applicable to them or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which the Sponsors have executed or which are applicable to them.

3.2	The Company hereby represents and warrants that:

(a)	It has the power and authority to execute and deliver this Agreement and is not prohibited from entering into this Agreement;

(b)	This Agreement has been duly authorized by the Board and the Shareholders of the Company and upon execution and delivery by the Company, will be a legal, valid and binding obligation of the Company enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by the Company, and the promises, agreements or undertakings of the Company under this Agreement do not violate any Law, rule, regulation or order applicable to it or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments to which it is a party or which are applicable to it.

3.3	APGL hereby represents and warrants that:

(a)	It has the power and authority to execute and deliver this Agreement and is not prohibited from entering into this Agreement;

(b)	This Agreement has been duly authorized by it, and upon such execution and delivery, will be a legal, valid and binding obligation enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by it and the promises, agreements or undertakings of it under this Agreement does not violate any Law, rule, regulation or order applicable to them or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which it has executed or which are applicable to it.

4.	RIGHTS OF APGL

4.1	Liquidation Event A in the Company

(a)	Subject to Clause 4.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs and Proparco CCPS will be entitled to receive in preference to the holders of any other Equity Securities, proceeds representing an amount equal to the IFC CCD Liquidation Price, IFC II CCD Liquidation Price, IFC III CCD Liquidation Price, DEG CCD Liquidation Price and Proparco CCPS Liquidation Price, respectively, pro rata the amounts due to them in this Clause 4.1(a).

(b)	Subject to Clause 4.1 (a) above and Clause 4.2 below, on occurrence of a Liquidation Event A in the Company, the holders of Series H CCPS will be entitled to receive in preference to the holders of the Series F CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series A CCPS and other Equity Securities issued by the Company (other than the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs and Proparco CCPS), for each of the Series H CCPS held by them, an amount equal to:

Series H Investment Amount plus an amount that provides a return of 8% (eight percent) USD IRR on the issue price paid by the holders of Series H CCPS to the Company for subscription of the Series H CCPS (“Series H Liquidation Price”), pro rata the amounts due to them under this Clause 4.1 (b).

For the purpose of above, the calculation of the return to the holders of Series H CCPS shall be made in USD terms by taking the issue price paid by the holders of Series H CCPS in USD terms by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which the issue price of Series H CCPS is received by the Company. However, at the time of payment of amounts to the holders of Series H CCPS, the USD entitled amounts shall be converted into INR amounts by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which such payment is effected and payment shall thereupon be made in INR amounts.

Notwithstanding anything to the contrary contained herein, the rights of the holders of the Series H CCPS shall be subordinate to the rights of the holders of the CCDs, Proparco CCPS in relation to the Liquidation Preferences of the Company.

(c)	Subject to Clause 4.1(a), Clause 4.1 (b) above and Clause 4.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the Series F CCPS will be entitled to receive in preference to the holders of the Series B CCPS, Series C CCPS, Series D CCPS, Series A CCPS and other Equity Securities issued by the Company (other than the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs, Proparco CCPS and Series H CCPS), for each of the Series F CCPS held by them, an amount equal to:

1.5 x (one decimal five times) the price paid by the holders of Series F CCPS to the Company for subscription of the Series F CCPS plus any accrued but unpaid dividends (the “Series F Liquidation Price”), pro rata the amounts due to them in this Clause 4.1 (b).

Notwithstanding anything to the contrary contained herein, the rights of the holders of the Series F CCPS shall be subordinate to the rights of the holders of the CCDs, Proparco CCPS and Series H CCPS in relation to the Liquidation Preferences of the Company.

(d)	Subject to Clause 4.1 (a), Clause 4.1 (b), Clause 4.1 (c) above and Clause 4.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the Series B CCPS, Series C CCPS and Series D CCPS will be entitled to receive in preference to the holders of Series A CCPS and other Equity Securities issued by the Company (other than the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs, Proparco CCPS. Series H CCPS and Series F CCPS), for each of the Series B CCPS, Series C CCPS and Series D CCPS held by them, an amount equal to:

2 x (two times) the price paid by each of IFC, Helion and FC to the Company for subscription of the respective Series B CCPS, Series C CCPS and Series D CCPS plus any accrued but unpaid dividends (the “Series B Liquidation Price”, “Series C Liquidation Price” and “Series D Liquidation Price”, as the case may be; and collectively, the “CCPS Liquidation Price”), pro rata the amounts due to them in this Clause 4.1(d).

Notwithstanding anything to the contrary contained herein, the rights of the holders of the Series B CCPS, Series C CCPS and Series D CCPS shall be subordinate to the rights of the holders of the CCDs, Proparco CCPS, Series H and Series F CCPS in relation to the Liquidation Preferences of the Company.

(e)	After the payment to the holders of the CCDs and Proparco CCPS in accordance with Clause 4.1(a) above, the holders of Series H CCPS in accordance with Clause 4.01 (b) above, the holders of the Series F CCPS in accordance with Clause 4.1 (c) above and the holders of the Series B CCPS, Series C CCPS and Series D CCPS in accordance with Clause 4.1(d) above, on occurrence of a Liquidation Event A and subject to Clause 4.2 below, the holders of the Series A CCPS will be entitled to receive in preference to the holders of Equity Securities (other than the holders of the CCDs, Proparco CCPS, Series H CCPS, Series F CCPS, Series B CCPS, Series C CCPS and Series D CCPS) an amount equal to, for each Series A CCPS held by Helion and FC,

2 x (two times) the price paid by Helion and FC to the Company for subscription of the Series A CCPS plus any accrued but unpaid dividends (“Series A Liquidation Price”), pro rata the amounts due to them in this Clause 4.1(e).

4.2	Other conditions

(a)	Liquidation Preferences in Clause 4.1 above will be subject to applicable Law, including, if applicable, the rights of workmen and secured creditors under applicable Law.

(b)

To the extent that proceeds available for distribution on a Liquidation Event A are inadequate to pay the Applicable Liquidation Price in full in accordance with Clause 4.1 above, the total amount received and/or realised on such a Liquidation Event A, shall be used in same priority, first: to pay the Senior Liquidation Price to the holders of CCDs and Proparco CCPS (pro rata the amounts due to them in Clause 4.1 (a)), then second: to pay the Series H Liquidation Price to the holders of Series H CCPS (pro rata the amounts due to them in Clause 4.1(b)), then third: to pay the Series F Liquidation Price to the holders of the Series F CCPS (pro rata the amounts due to them in Clause 4.1 (c)), then fourth: to pay the CCPS Liquidation Price to the holders of the Series B CCPS, Series C CCPS and Series D CCPS, respectively, (pro rata the amounts due to them in Clause 4.1(d)), and fifth: to pay the Series A Liquidation Price to the holders of Series A CCPS (pro rata the amounts due to them in Clause 4.1 (e)). For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by APGL pursuant to the conversion of the Share Equivalents held by it shall be treated at par with the remaining Equity Shares of the Company for the purposes of this Clause 4.2(b) and such Equity Shares shall not be entitled to Liquidation Preference in Clause 4.1; save and except where the Share Equivalents are converted into Equity Shares of the Company on or immediately prior to and only in connection with APGL exercising its right upon the occurrence of a Liquidation Event A, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the Share Equivalents will be entitled to priority in terms of payment in the like manner as the respective Share Equivalents which were converted into such Equity Shares, as set out in Clause 4.1 and this Clause 4.2(b).

It is clarified that the Proparco CCPS shall have priority and preference over the Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS, Series H CCPS and Equity Shares issued by the Company, and the proceeds shall not be distributed to Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS, Series H CCPS and Equity Shares unless Proparco CCPS has received its applicable Senior Liquidation Price.

(c)	Subject to Clauses 4.2 (d) and (e) below:

(i)	to the extent there are additional proceeds available for distribution after payment of the Applicable Liquidation Price to the holders of CCDs, Proparco CCPS and then Series H CCPS and then Series F CCPS and then the Series B CCPS, Series C CCPS and Series D CCPS and then Series A CCPS, the holders of Equity Shares will share pro rata in the distribution of such remaining proceeds; and

(ii)	upon payment of the Applicable Liquidation Price as stated in Clause 4.1 above, the holders of CCDs, Proparco CCPS, Series H CCPS, Series B CCPS, Series C CCPS, Series D CCPS and Series A CCPS shall not be entitled to participate or claim a share in such additional proceeds available for distribution.

(d)

In case, (i) at least one of the Series A CCPS, Series B CCPS, Series C CCPS or Series D CCPS are converted into Equity Shares of the Company (other than for receiving respective Applicable Liquidation Price in the manner provided in Clause 4.1(d) and Clause 4.1(e) above, as applicable); and (ii) there are additional proceeds available for distribution after payment of the Applicable Liquidation Price to the holders of CCDs, Proparco CCPS, thereafter the Series H CCPS, thereafter the Series F CCPS, thereafter Series B CCPS, Series C CCPS and Series D CCPS and thereafter, Series A CCPS, then the holders of Series F CCPS and the holders of Equity Shares will share pro rata in the distribution of remaining proceeds. Notwithstanding the above, the holders of Series F CCPS shall not be entitled to more than half the price paid by each of their original holders to the Company for subscription of the Series F CCPS (“Series F Participation”) under this Clause 4.2(d). For the purpose of clarification in relation to this paragraph, upon payment of the Applicable Liquidation Price as stated in Clause 4.1, the holders of CCDs, Proparco CCPS, Series H CCPS, Series B CCPS, Series C CCPS, Series D CCPS and Series A CCPS shall not be entitled to participate or claim a share in such additional proceeds available for distribution. It is further clarified that in relation to this paragraph, the holders of Series F CCPS shall, in no event, be entitled to receive an amount in excess of the Series F Liquidation Price as stated in Clause 4.1 plus the Series F Participation.

(e)	Upon occurrence of a Liquidation Event A:

(i)	if all or some of the Series B CCPS or Series D CCPS are converted into Equity Shares of the Company (other than for receiving their respective Applicable Liquidation Price in the manner provided in Clause 4.1(d) above) on or immediately prior to the occurrence of a Liquidation Event A, they shall have a right to participate pro rata to their shareholding on an As If Converted Basis in the proceeds available pursuant to the occurrence of Liquidation Event A; and

(ii)	if the holders of Series F CCPS have not converted their respective Series F CCPS into Equity Shares (or have converted their respective Series F CCPS into Equity Shares for receiving their respective Applicable Liquidation Price in the manner provided in Clause 4.1(c) above) and have exercised their right to the Series F Participation, pursuant to exercise of which, amounts to be received by APGL (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares, other than for receiving their respective Applicable Liquidation Price in the manner provided in Clause 4.1(d) above) from the proceeds of the Liquidation Event A is less than the amounts APGL would have otherwise received (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares other than for receiving their respective Applicable Liquidation Price in the manner provided in Clause 4.1(d) above) if the holders of Series F CCPS had not exercised the right of Series F Participation (the difference of such amount hereinafter referred to as the “Liquidation Differential Amount”), then, the Sponsors shall through a suitable mechanism (as agreed upon with APGL) ensure that APGL receives the Liquidation Differential Amount simultaneously with the amounts received by the holders of Series F CCPS pursuant to the Series F Participation. It is clarified that:

(i)	the failure of the Sponsors to ensure that the Liquidation Differential Amount is received by APGL (simultaneously with the amounts received by the holders of Series F CCPS pursuant to Series F Participation) shall not affect the right of the holders of Series F CCPS to receive amounts pursuant to the Series F Participation; and

(ii)

unless the Sponsors ensure that the Liquidation Differential Amount is received by APGL simultaneously with the amounts received by the holders of Series F CCPS pursuant to the Series F Participation, the Sponsors shall not receive any amounts from the proceeds upon occurrence of Liquidation Event A.

(f)	The Sponsors and the Company agree and undertake that they shall honour the Liquidation Preference of first, the holders of CCDs and Proparco CCPS, then second, the holders of the Series H CCPS, then third, the holders of the Series F CCPS, then fourth, the holders of the Series B CCPS, Series C CCPS and Series D CCPS and finally, the holders of Series A CCPS in distributing the proceeds of a Liquidation Event A in any manner legally permissible, including without limitation, re-distribution of proceeds that may be received by the Sponsors on a Liquidation Event A, to APGL.

4.3	Liquidation Event B in the Company

The Parties agree that no Liquidation Event B can be completed by the Company unless such transaction has been approved by APGL in accordance with Clause 11.8 of this Agreement.

4.4	Liquidation Event A or Liquidation Event B of a Subsidiary

The Parties agree that no Liquidation Event B can be completed by a Subsidiary unless such transaction has been approved by APGL in accordance with Clause 11.8 of this Agreement.

Subject to applicable Law, including if applicable, the right of workmen and secured creditors under applicable Law and Clause 4.5, on the occurrence of a Liquidation Event A or a Liquidation Event B in respect of a Subsidiary of the Company, the Parties agree that all proceeds received / available for distribution in respect of such Subsidiary (in case of Azure Power Punjab Private Limited, after payment of proceeds by Azure Power Punjab Private Limited to OPIC in repayment of any loan that may have been taken from OPIC by Azure Power Punjab Private Limited) shall be immediately paid to the Company, along with the other shareholders of such Subsidiary, and the amounts paid to the Company shall not be less than its pro rata share based on its shareholding percentage in such Subsidiary.

4.5	Liquidation Event A or Liquidation Event B of a Key Subsidiary or Key Subsidiaries

In the event of a Liquidation Event A of a Key Subsidiary or Key Subsidiaries, the Parties agree that the Company and all the Subsidiaries of the Company will be wound up, and the proceeds of such winding up will be distributed amongst the Shareholders in the manner set out in Clause 4.1 and will be subject to the terms of Clause 4.2.

The Parties further agree that if on the occurrence of Liquidation Event B in relation to the Key Subsidiary or Key Subsidiaries, on receipt of notice from APGL, asking for the liquidation for the Company and its Subsidiaries, the Company and its Subsidiaries shall be wound up and the proceeds so realised shall be distributed in order of the preference set out in Clause 4.1 above and will be subject to the terms of Clause 4.2. The Parties agree to take all such steps as may be required to ensure compliance of the terms of this Clause 4.

5.	Not Used

6.	TRANSFER OF SHARES

6.1	Restrictions on Transfer

6.1.1	Subject to compliance with this Clause 6.1 (Restrictions on Transfer), the Equity Securities (or any part thereof) held by APGL shall be freely transferable at all times and to any Person without the prior consent of any other Person, including the Company and the Sponsors. It is clarified that no such transfer by APGL to any Person shall be effective unless the transferee of such shares executes a Deed of Adherence as set out in Schedule A of this Agreement.

6.1.2	Notwithstanding anything contained in this Agreement, the Shareholders of the Company shall not Transfer any of the Equity Shares held by them to any Person (i) who is named on (a) lists promulgated by the United Nations Security Council or its committees pursuant to resolutions issued under Chapter VII of the United Nations Charier; or (b) the World Bank Listing of Ineligible Firms (see www.worldbank.org/debarr); or (c) Financial Sanctions List; or (d) the Specially Designated Nationals List administered by OFAC, or (ii) who do not comply with the FATF Recommendations against money laundering and the terrorism financing, or (iii) who has been found by a judicial or administrative process or who or which is under any administrative, supervisory or criminal inquiry to have committed or engaged in any act given rise to Corrupt Practices, Fraudulent Practices, Anti-Competitive Practices, money laundering or terrorism financing, or (iv) who finances, buys or provides, materials or sectors subject to United Nations, European Union or French Embargo and/or is engaged in any sectors under United Nations, European Union or French Embargo or (v) whose equity, quasi equity and or shareholders loans’ accounts or associates current accounts are of Illicit Origin; or (vi) who is the target of any economic sanctions administered by OFAC.

6.1.3	Any Transfer of Equity Securities attempted in violation of this Clause 6 (Transfer of Shares) shall be null and void, and shall not be binding upon the Company or the Board and the Company shall not, and each of the Parties shall exercise all rights and powers available to it to procure that the Company shall not, reflect on its books any Transfer of Equity Securities to any Person except a Transfer made in accordance with this Clause 6.

6.1.4	The Company shall record in its share registry the restrictions on the Transfer of the Equity Securities of the Company set forth in this Clause 6, and note such restrictions on the Transfer of the Equity Securities of the Company on the certificate(s) for Equity Securities issued by the Company.

6.2	Transfer by Sponsors

6.2.1	Notwithstanding anything contained in this Agreement, the Sponsors shall not directly or indirectly Transfer any Equity Shares held by them in any manner whatsoever to any Person (including to their Affiliates or other Sponsors) or create any Encumbrance with respect to any of the Equity Shares held by them (including pledge or creating any charge on the Equity Shares for any reason whatsoever) without the prior written consent of APGL.

6.2.2	Subject to Clause 6.2.1 above, the Sponsors may transfer the Equity Shares held by them to any Person only in accordance with Clause 6.8 (Buy Back of Sponsor Securities) Clause 6.9 (APGL’s Call Option) and Clause 6.10 (Sponsors’ Put Option). It is clarified that the Sponsors shall not Transfer any Equity Shares they hold in the Company other than pursuant to Clause 6.8 (Buy Back of Sponsor Securities) Clause 6.9 (APGL’s Call Option) and Clause 6.10 (Sponsors’ Put Option).

6.3	Transfer by the Investors

6.3.1	Not used

6.3.2	Not used

6.3.3	Co-Sale Rights

[DELETED]

6.3.4	Transfer to Competitor

[DELETED]

6.4	Drag Right of the Investors

[DELETED]

6.5	Drag Right of IFC, DEG and Proparco

[DELETED]

6.6	IFC, DEG and Proparco Call Option

[DELETED]

6.7	Sponsors, Helion and FC Call Option

[DELETED]

6.8	Buy Back of Sponsor Securities

6.8.1	Subject to the provisions of the Act, APGL shall have the right, exercisable at its sole discretion, to require the Company to buy back all of the Sponsor Securities in accordance with this Clause 6.8 (the “Buy Back Option”).

6.8.2	Upon APGL notifying the Company in writing (the “Buy Back Notice”) of its decision to exercise the Buy Back Option, the Company shall initiate the process of buy back of the Sponsor Securities within a period of 15 (fifteen) Business Days of the receipt of the Buy Back Notice by the Company (“Buy Back Start Date”).

6.8.3	The Company shall be obligated to buy back all of the Sponsor Securities in accordance with applicable Law within the Sponsor Buy-Back Period (as defined below), and if the Company is not permitted to buy back all of the Sponsor Securities under applicable Law within such Sponsor Buy-Back Period, then the Company shall buy back in every subsequent Financial Year such number of Sponsor Securities which are permissible to be bought back to the maximum extent till all Sponsor Securities have been bought back by the Company.

“Sponsor Buy-Back Period” shall mean a period of 60 (sixty) days from the date of the Buy Back Start Date, and for buy back under any subsequent Financial Years, a period of 60 (sixty) days starting from August 1 of such Financial Year.

The Sponsors agree that the price for the buyback shall be the minimum price permissible under applicable Law for the buyback of Equity Shares by the Company from the Sponsors. The Sponsors hereby expressly waive all their rights available under Law in connection with being a minority shareholders of the Company. The Sponsors acknowledge that it is the intention of all Parties to eventually make the Company a wholly owned subsidiary of APGL, and the Sponsors shall not raise any claims or objections to resist the buyback of the Sponsor Securities by the Company.

6.9	APGL’s Call Option

6.9.1	APGL shall have the right exercisable at its sole discretion to require the Sponsors to sell to APGL or its nominee all or part of the Sponsor Securities (“Call Option”) in accordance with this Clause 6.9. It is clarified that APGL shall have the right to purchase the Sponsor Securities pursuant to the Call Option either by itself or nominate any other Person to purchase such Sponsor Securities (“Call Purchaser”).

6.9.2	APGL shall exercise the Call Option by delivering a written notice (“Call Option Notice”) to the Sponsors of its intention to exercise the Call Option. The Call Option Notice shall set out the number of Equity Shares to be sold by each Sponsor, the sale price for each such Equity Share (“Call Option Price”) and the date (“Call Settlement Date”) on which the Sponsors shall sell the Sponsor Securities to the Call Purchaser. The price for the sale of Sponsor Securities to the Call Purchaser shall be the minimum price permissible under applicable Law for such sale. For the purpose of valuation of the Sponsor Securities, the Company shall appoint a certified chartered accountant or a category I merchant banker as identified by APGL, whose valuation report shall be filed along with the required filings with the Reserve Bank of India, if applicable.

6.9.3	The issuance of the Call Option Notice shall constitute a valid and binding agreement between the APGL and the Sponsors for the purchase by the Call Purchaser of all of the Sponsor Securities. The Sponsors hereby irrevocably agree to transfer the Sponsor Securities at the Call Option Price as indicated in the Call Option Notice. On the Call Settlement Date, the Sponsors shall sell the Sponsor Securities to the Call Purchaser by delivery of the share certificates representing such Sponsor Securities (free and clear from all Encumbrances), together with duly endorsed forms of transfer in respect of such Sponsor Securities to the Call Purchaser; and the Call Purchaser shall pay in full the applicable Call Option Price as mentioned in the Call Option Notice to the Sponsors.

6.9.4	The Company and the Shareholders undertake to provide all necessary assistance in obtaining and/or making all the required filings, certifications, consents and approvals for consummation of the Call Option.

6.9.5	Upon completion of the sale of the Sponsor Securities, the Sponsors shall relinquish, and shall no longer be entitled to any dividends, profits, retained earnings of the Company or similar rights that attach to the Sponsor Securities so transferred to the Call Purchaser pursuant to the Call Option.

6.10	Sponsor’s Put Option

6.10.1	After the completion of initial public offering of APGL, the Sponsors shall have the right to request APGL or its nominee to purchase all or part of the Sponsor Securities (“Purchase Option”) in accordance with this Clause 6.10. APGL shall have the right (not an obligation) to purchase the Sponsor Securities pursuant to the Purchase Option exercised by the Sponsors, which purchase can be made by APGL either by itself or nominate any other Person to purchase such Sponsor Securities (“Option Purchaser”).

6.10.2	Sponsors shall exercise the Purchase Option by delivering a written notice (“Option Notice”) to APGL intimating APGL of their intention to exercise the Purchase Option. The Option Notice shall set out the number of Equity Shares to be sold by each Sponsor, the sale price for each such Equity Share (“Option Price”) and the date (“Settlement Date”) on which the Sponsors shall sell the Sponsor Securities to the Option Purchaser, which date shall not be earlier than 6 (months) from the date of receipt of the Option Notice by APGL. The price for the sale of Sponsor Securities to the Option Purchaser shall be the minimum price permissible under applicable Law for such sale. For the purpose of valuation of the Sponsor Securities, the Company shall appoint a certified chartered accountant or a category I merchant banker as identified by Sponsors and approved by APGL, whose valuation report shall be filed along with the required filings with the Reserve Bank of India, if applicable.

6.10.3	If APGL intends to purchase the Sponsor Securities in accordance with the terms as set out in the Option Notice, it shall issue a written notice (“Acceptance Notice”) to the Sponsors confirming the terms of the Option Notice. The issuance of the Acceptance Notice shall constitute a valid and binding agreement between the APGL and the Sponsors for the purchase by the Option Purchaser of all of the Sponsor Securities so offered by the Sponsors. The Sponsors hereby irrevocably agree to transfer the Sponsor Securities at the Option Price as indicated in the Option Notice, subject to the issuance of Acceptance Notice by APGL. On the Settlement Date, the Sponsors shall sell the Sponsor Securities to the Option Purchaser by delivery of the share certificates representing such Sponsor Securities (free and clear from all Encumbrances other than Encumbrances as contained in the Articles), together with duly endorsed forms of transfer in respect of such Sponsor Securities to the Option Purchaser; and the Option Purchaser shall pay in full the applicable Option Price as mentioned in the Option Notice to the Sponsors.

6.10.4	The Company and the Shareholders undertake to provide all necessary assistance in obtaining and/ or making all the required filings, certifications, consents and approvals for consummation of the Purchase Option, subject to the delivery of Acceptance Notice by APGL.

6.10.5	Upon completion of the sale of the Sponsor Securities, the Sponsors shall relinquish, and shall no longer be entitled to any dividends, profits, retained earnings of the Company or similar rights that attach to the Sponsor Securities so transferred to the Option Purchaser pursuant to the Purchase Option.

6.10.6	Notwithstanding anything stated in this Clause 6.10, this Clause 6.10 shall cease to apply in case the initial public offering of APGL is not completed by 31st December 2015.

7.	NOT USED

8.	REINSTATEMENT OF RIGHTS

[DELETED]

9.	BUY-BACK OF EQUITY SECURITIES

9.1	APGL shall have a right exercisable at its sole discretion to require the Company to buy back all or part of the Equity Securities of the Company (“Shareholder Securities”) in accordance with this Clause 9 (the “APGL Buy Back Option”), including on the occurrence of the following events:

(i)	in the event of a breach of the terms of Proparco’s policy covenants as specified under Schedule O of this Agreement;

(ii)	in the event of a breach of the terms of IFC Policy Covenants as specified under Schedule K of this Agreement; and

(iii)	in the event the Company or any of its Subsidiaries engage in any of the activities as set out in Schedule N of this Agreement.

Upon APGL notifying the Company in writing (the “APGL Buy Back Notice”) of its decision to exercise the APGL Buy Back Option in accordance with the preceding paragraph, which APGL Buy Back Notice shall also specify the number and kind of Shareholder Securities to be bought back by the Company, the Company shall initiate the process of buy back of the Shareholder Securities within a period of 30 (thirty) Business Days of the receipt of the APGL Buy Back Notice by the Company (“APGL Buy Back Start Date”).

The Company shall be obligated to buy back all of the Shareholder Securities in accordance with applicable Law within the APGL Buy-Back Period (as defined below), and if the Company is not permitted to buy back all of the Shareholder Securities under applicable Law within such APGL Buy Back Period, then the Company shall buy back in every subsequent Financial Year, such Shareholder Securities which are permissible to be bought back to the maximum extent till all the Shareholder Securities specified by APGL in the APGL Buy Back Notice have been bought back in accordance with this Clause 9.

“APGL Buy Back Period” shall mean a period of 60 (sixty) days from the date of the APGL

Buy Back Start Date, and for buy back under any subsequent Financial Years, a period of 60 (sixty) days starting from August 1 of such Financial Year. It is clarified that, if the Company is not permitted to buy back within a period of 60 (sixty) days from the date of the APGL Buy Back Start Date due to Company having already undertaken buy back within the same Financial Year, then the Company shall undertake such buy back in the succeeding Financial Years as permitted by applicable Law, along with the buyback pursuant to APGL Buy Back Options exercised earlier by APGL that could not be fulfilled, if any.

9.2	Notwithstanding anything contained in this Agreement, upon exercising of the APGL Buy- Back Option under this Agreement, APGL shall be required to convert the Equity Securities held by it into Equity Shares of the Company in accordance with Schedule C to Schedule J and Schedule P, Schedule Q and Schedule R (as the case may be) of this Agreement prior to the actual buy back, and the Company shall take all such steps to ensure such conversion. For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by the holders of CCDs and and/or Proparco CCPS pursuant to the conversion of the CCDs and Proparco CCPS shall be treated at par with the remaining Equity Shares of the Company for the purposes of this Clause 9, save and except where the CCDs and Proparco CCPS are converted into Equity Shares of the Company on or immediately prior to and only in connection with the holders of IFC, DEG and/or Proparco exercising its APGL Buy-Back Option under this Agreement, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the CCDs and Proparco CCPS will be entitled to priority in terms of payment in the like manner as the CCDs and Proparco CCPS, as set out in Clause 9.3.

9.3	The APGL Buy-Back Option shall be exercised in accordance with, and subject to, applicable Laws. In the event that all the Equity Shares (including those issued upon conversion of the Equity Securities) cannot be bought back by the Company due to operation of Law (including the Act), and if on the date of the APGL Buy Back Notice, the number of Equity Shares that may then be legally bought back by the Company is less than the number of Equity Shares held by APGL, the Company undertakes to effect a buy back in accordance with Clause 9.3.1.

9.3.1	In the event that the buyback is effected under this Clause 9.3, (a) the Parties agree that they shall honour the buyback preferences under Clause 9.4; and (b) the Sponsors undertake that they shall not tender their Equity Securities for buy back nor shall they raise any objection to the Company accepting the tender by APGL of the Equity Shares held by it under such APGL Buy-Back Option.

9.4	Buy-Back Preferences

(a)	Buy back of CCDs and Proparco CCPS

The Company shall first buy back all the CCDs and Proparco CCPS upon their conversion into Equity Shares of the Company, for an amount equal to their respective Senior Liquidation Price plus any accrued and unpaid interest, within the APGL Buy Back Period, in pro rata proportion to the amount due to them in this Clause 9.4 (a).

(b)	Buy back of Series H CCPS

After buying back all of CCDs and Proparco CCPS in accordance with Clause 9.4 (a) above, the Company will buy-back all Series H CCPS for an amount that provides the holders of the Series H CCPS an amount equal to Series H Liquidation Price plus any accrued and unpaid dividends thereon, within the APGL Buy Back Period, in pro rata proportion to the amounts due to the holders of the Series H CCPS under this Clause 9.4(b).

For the purpose of above, the calculation of the entitled amounts to the holders of Series H CCPS shall be made in USD terms by taking the issue price paid by the holders of Series H CCPS in USD terms by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which the issue price of Series H CCPS is received by the Company. However, at the time of payment of amounts to the holders of Series H CCPS, the USD entitled amounts shall be converted into INR amounts by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which such payment is effected and payment shall thereupon be made in INR amounts.

(c)	Buy back of Series F CCPS

After buying back all the Equity Shares issued on the conversion of CCDs, Proparco CCPS and Series H CCPS in accordance with Clause 9.4 (a) and Clause 9.4 (b) above, the Company will buy back such number of Series F CCPS, which upon their conversion into Equity Shares, that provides the holders of the Series F CCPS an amount equal to 150% (one hundred and fifty percent) of the Series F Investment Amount, plus any accrued and unpaid dividends thereon, within the APGL Buy Back Period, in pro rata proportion to the amounts due to the holders of the Series F CCPS under this Clause 9.4 (c).

The number of Series F CCPS to be bought back under this Clause 9.4 (c) shall be such that after the buy back in accordance with this Clause 9.4 (c), the holders of the Series F CCPS are left with such number of Series F CCPS as will be required by them to receive amounts pursuant to Clause 9.4 (f).

(d)	Buy back of Series B CCPS/ Series C CCPS/ Series D CCPS

After buying back all the Equity Shares issued on the conversion of (i) CCDs and Proparco CCPS in accordance with Clause 9.4 (a) above; and (ii) Series H CCPS in accordance with Clause 9.4 (b) above, and (iii) Series F CCPS in accordance with Clause 9.4 (c) above, the Company will buy back all the Series B CCPS, Series C CCPS and Series D CCPS upon their conversion into Equity Shares for an amount equal to 200% (two hundred per cent) of the Series B Investment Amount, Series C Investment Amount and Series D Investment Amount, as applicable, plus any accrued and unpaid dividends, within the APGL Buy Back Period, in pro rata proportion to the amounts due to them in this Clause 9.4 (d).

(e)	Buy back of Series A CCPS

After buying back all the Equity Shares in accordance with Clause 9.4 (a), (b), (c) and (d) above, the Company will buy back all the Series A CCPS upon their conversion into Equity Shares for an amount equal to 140% (one hundred and forty percent) of the Series A Investment Amount plus any accrued and unpaid dividends, within the APGL Buy Back Period, in pro rata proportion to the amounts due to them in this Clause 9.4 (e).

(f)	Buy Back of remaining Shares

After honouring the buyback preferences under Clauses 9.4 (a), (b), (c), (e) and (f), the Company may buy back Equity Shares of the Company, in a manner such that the holders of the outstanding Series F CCPS, upon their conversion into Equity Shares, are entitled to participate in the buyback pro rata along with the holders of other Equity Shares. Notwithstanding the foregoing, the holders of Series F CCPS shall be entitled to an amount not more than the Series F Participation pursuant to the buy back in this Clause 9.4 (f). It is clarified that the number of Equity Shares that the outstanding Series F CCPS shall be converted into for the purpose of this Clause 9.4 (f) shall be determined such that the holders of the outstanding Series F CCPS do not receive any amount in excess of Series F Participation. The Company shall not buy back Equity Share in this Clause 9.4 (f) from any holder of Equity Shares unless such buy back provides an opportunity to the holders of Series F CCPS to receive their Series F Participation as set out above.

Upon exercise of the APGL Buy-Back Option in accordance with Clause 9.3 above:

(i)	if all or some of the Series B CCPS or Series D CCPS are converted into Equity Shares of the Company (other than for receiving their respective entitlement in the manner provided in Clause 9.4) on or immediately prior to the exercise of the APGL Buy-Back Option under Clause 9.4; and

(ii)	if the holders of Series F CCPS have not converted their respective Series F CCPS into Equity Shares (or have converted their respective Series F CCPS into Equity Shares for receiving their respective entitlement in the manner provided in Clause 9.4) and have exercised their right to the Series F Participation, pursuant to exercise of which, amounts to be received by IFC (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares, other than for receiving their respective entitlement in the manner provided in Clause 9.4) from the proceeds available from the exercise of the APGL Buy-Back Option is less than the amounts IFC would have otherwise received (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares other than for receiving their share in the proceeds available from the buyback of Equity Securities) if the holders of Series F CCPS had not exercised the right of Series F Participation (the difference of such amount hereinafter referred to as the “Buy-Back Differential Amount”), then, the Sponsors shall through a suitable mechanism (as agreed upon with holders of Series B CCPS and Series D CCPS) ensure that holders of Series B CCPS and

Series D CCPs receive the Buy-Back Differential Amount simultaneously with the amounts received by the holders of Series F CCPS pursuant to Series F Participation.

9.5	The Sponsors agree and undertake that they shall honour the buyback obligations of the Company as set out in this Clause 9.

10.	NOT USED

11.	MANAGEMENT OF THE COMPANY

11.1	Directors

The business and affairs of the Company shall be managed by the Board.

11.2	Board Composition

11.2.1	APGL shall have the right to nominate 4 (four) Directors to the Board (the “APGL Directors”).

11.2.2	The Sponsors shall have the right to nominate 2 (two) Directors to the Board (“Sponsor Directors”), provided such Sponsor Directors shall be Employees or shareholders or consultants of APGL or the Company.

11.2.3	The Shareholders holding more than 50% (fifty percent) of the share capital of the company on a Fully Diluted Basis shall have the right to nominate at least 1 (one) Director on the Board as an independent director (“Independent Director”).

11.3	Removal of a Director

The Parties agree that with respect to the APGL Directors and Sponsor Directors, in pursuance of Clause 11.2, the power to appoint and remove a Director lies solely with the Party so entitled to nominate that Director. Each Party so entitled, may by notice in writing signed by them and left at or sent to the registered office of the Company, nominate their nominee Directors and by like notice remove any Director so appointed. The Party nominating a Director shall from time to time, by like notice, have the right to appoint any other person to be a Director in the place of the Director so removed or in the place of any Director vacating office as a result of being removed by that Party or in any other way. The remaining Directors, as then constituting the Board shall act to appoint or remove such person as the nominee Director.

11.4	No Qualification Shares

A Director does not need to hold any qualification shares.

11.5	Not Used

11.6	Casual Vacancies

If any Director resigns, vacates or is removed from office before his term expires, the resulting casual vacancy may be filled by a nominee of the Party who originally nominated the Director vacating office, but any Person so nominated, shall retain his office only so long as the vacating Director would have retained the same, if no vacancy had occurred. The Parties agree that in the case of any casual vacancy in the office of the Independent Director, the same shall be filled in accordance with the Act.

11.7	Proceedings of the Board

11.7.1	Number of Board meetings and Venue

The Board shall meet at least 4 (four) times in every calendar year and at least once in every calendar quarter. Meetings of the Board shall ordinarily be held at New Delhi/ Gurgaon, India. A Board meeting may also be held outside New Delhi/ Gurgaon at such other places (within India or outside) as may be agreed by a majority of the Directors, from time to time. Subject to the provisions of the Act, a Board meeting may also be held by teleconference or video conferencing and/ or the presence of a Director at a meeting may be recorded if he is present over telephone or video conferencing, if such meeting or presence, as the case may be, is not contrary to Law and shall be counted for the purpose of quorum under the Act.

11.7.2	Convening meetings of the Board

Any Director may, and the company secretary, if so appointed, shall on the requisition of a Director, summon a meeting of the Board, in accordance with the notice and other requirements set out in this Clause 11.7.

11.7.3	Notice for Board Meetings

At least 15 (fifteen) Business Days prior a written notice shall be given to each of the Directors of any meeting of the Board. A meeting of the Board may be held at shorter notice with the written consent (which may be signified by letter, facsimile or e-mail with receipt acknowledged) of at least 4 (four) Directors including the written consent of the APGL Directors and one Independent Director.

11.7.4	Contents of Notice

Every notice convening a meeting of the Board shall set forth in full and sufficient detail the business to be transacted thereat, and no item or business shall be transacted at such meeting unless the same has been stated in full and in sufficient detail in the notice convening the meeting, except as otherwise consented to by all the Directors, or their alternates, present at the meeting. The draft resolutions and other documents for all matters to be considered at the Board meeting must be furnished to all the Directors at least 7 (seven) Business Days prior to the date of the proposed Board meeting, except where such meeting is called on shorter notice. The secretary of the Company shall prepare the notice for the meetings. If the secretary is unavailable, unwilling or unable to do so, the Director that summoned the meeting shall prepare the notice.

11.7.5	Quorum for the Board Meetings

(i)	The quorum for a Board meeting shall require the presence of all APGL Directors (who are nominated on the Board) and 1 (one) Sponsor Director. A meeting of the Board shall not be held or continued without meeting the requirement of this Clause 11.7.5, unless such Director has expressly waived the requirement for his presence either in writing or by facsimile transmission and in that case that Director shall not be required for quorum.

(ii)	Notwithstanding anything contained in Clause 11.7.5 (i) above, in the event any of the APGL Directors, which are required to form quorum are unable to attend the scheduled Board meeting, such Director shall provide a written request to the Company, at least 5 (five) days prior to the date of the proposed Board meeting, to postpone the Board meeting (the “Postponement Notice”), in which case such Board Meeting shall be postponed to such date which shall not be later than 7 (seven) days from the date of the scheduled Board meeting. In the event such an APGL Director fails to provide a valid Postponement Notice, the Board meeting shall convene as scheduled, subject to there being a valid quorum as per the provisions of the Act. In the event such an APGL Director provides the Postponement Notice and, thereafter is not present or has not nominated an alternate on his behalf, then the Board can proceed with the Board meeting and its agenda subject to there being a valid quorum as per the provisions of the Act.

11.7.6	Committees of the Board

A committee of Directors or other Persons, to whom any powers of the Board are delegated, can be appointed only by the Board. APGL shall have the right to have its nominees as members of any such committee, the number of such nominees being subject to Board approval. The provisions pertaining to the Board in this Agreement shall also pertain to every committee of the Board.

11.7.7	Circular Resolutions

The Board may act by written resolution, or in any other legally permissible manner, on any matter, except matters, which by Law may only be acted upon at a meeting. Subject to any restrictions imposed by Law and the provisions of Clause 11.8 of this Agreement, no written resolution shall be deemed to have been duly adopted by the Board, unless such written resolution shall have been approved by the requisite majority of Directors, as provided in various clauses in this Agreement.

11.7.8	Chairman

The Chairman of the Board shall be selected by the members of the Board at every Board meeting. The Chairman shall not have a casting vote.

11.7.9	Alternate Directors

The Board shall, if requested by the original Director or the Party that nominated the original Director, appoint an alternate director to act as a Director during the absence of any Director from India, for the period prescribed under the Act. The original Director in whose place such alternate director is to be appointed, or failing him the Party that appointed the original Director, shall recommend the alternate Director to the Board. The alternate Director shall, ipso facto vacate office as and when the original Director returns to India.

11.8	Restrictions on the Powers of the Board and the Shareholders

Notwithstanding anything to the contrary contained in this Agreement, the decisions on items mentioned in Schedule L and Schedule M, shall not be taken and/or implemented by the Company and its Subsidiaries, at a meeting of its Board or at a meeting of its Shareholders, unless the prior written consent in favour of such decision has been obtained from APGL. In addition, no decisions on any matter shall be taken at a meeting of the Shareholders of the Company, unless the prior written consent in favour of such decision has been obtained from APGL.

11.9	Liability of APGL Directors

The Sponsors and the Company expressly agree and undertake that the APGL Directors shall not be in charge of, or responsible for the day to day management of the Company and shall not be liable for any default or failure of the Company in complying with the provisions of any applicable Laws, including but not limited to, defaults under the applicable Laws.

11.10	Indemnification

The Company agrees to indemnify all Directors to the maximum extent permitted by applicable Law. The Articles shall provide the broadest indemnification of directors permitted by Law. In addition to the above, the Company and the Sponsors agree to jointly and severally indemnify and keep APGL and its Affiliates, together with their respective officers, directors, employees, Affiliates, and agents (the “Indemnified Parties”), indemnified, on demand, against each loss, liability and cost (including legal and other professional costs) suffered or incurred by the Indemnified Parties arising out of or in connection with the breach by the Sponsors and or the Company of the terms, conditions, representations, undertakings, warranties or other covenants or other provisions entered into or given by the Sponsors and/or the Company as contained in the Transaction Documents or in respect of, or in any manner related to, any act or omission of the Sponsors and/or the Company.

12.	SHAREHOLDERS MEETINGS

12.1	General Meetings

An annual general meeting of the Shareholders of the Company shall be held in accordance with the Act. Subject to the foregoing, the Board may convene an extraordinary general meeting of the Shareholders whenever it deems appropriate.

12.2	Notice for General Meetings

At least 21 (twenty-one) days prior written notice of every general meeting of Shareholders shall be given to all Shareholders whose names appear on the Register of Members of the Company. A meeting of the Shareholders may be called by giving shorter notice with the written consent of APGL and the Sponsors.

12.3	Contents of Notice

The notice to Shareholders shall specify the place, date and time of the meeting. Every notice convening a meeting of the Shareholders shall set forth in full and sufficient detail the business to be transacted thereat, and no business shall be transacted at such meeting unless the same has been stated in the notice convening the meeting. The draft resolutions to be considered at the shareholders meetings must be furnished to all the Shareholders at least 10 (ten) days prior to the date of the proposed shareholders meeting.

12.4	Chairman for General Meeting

The Chairman of the immediately preceding Board meeting shall act as the Chairman of the general meeting, except (a) in the event such individual is not present for the general meeting, in which case the Shareholders may elect any other person as the Chairman, and (b) in the case of a meeting requisitioned by any Shareholders under Section 100 of the Act, in which case the Shareholders may elect any other person as the Chairman. The Chairman shall have no second or casting vote.

12.5	Proxies

Any Shareholder of the Company may appoint another Person as his proxy (and in case of a corporate Shareholder, an authorized representative) to attend a meeting and vote thereat on such Shareholder’s behalf, whether on poll or show of hands, provided that the power given to such proxy must be in writing.

12.6	Quorum for General Meetings

Subject to the provisions of the Act, the presence of the authorised representative of APGL shall be required to constitute quorum for a general body meeting.

12.7	Adjournment of General Meetings for lack of Quorum

If within half an hour from the time appointed for holding a general meeting of the Company, a quorum is not present, the meeting shall stand adjourned for a period determined by the Chairman, but not less than 7 (seven) days. Notice of the adjourned meeting shall be provided to all the Shareholders along with the draft resolutions to be considered at the meetings at least 5 (five) days prior to the date of the adjourned meeting. The quorum requirements set out at Clause 12.6 above shall, subject to the provisions of the Act, apply at such adjourned meeting.

13.	EXERCISE OF VOTING & OTHER RIGHTS BY PARTIES

13.1

The Sponsors shall exercise the voting rights on the Sponsor Securities on the instructions and directions of APGL. If required by APGL, the Sponsors shall execute all documents and undertake all actions and deeds to give effect to the instructions and directions of APGL in this regard, including power of attorneys and/or proxies in favour of the person nominated by

APGL, who shall act on the instructions and directions of APGL. In case no instructions or directions are provided by APGL, the Sponsors shall vote for its Sponsor Securities in the manner consistent and in agreement with the voting by APGL on its Equity Shares in the Company.

Subject to the above, the Sponsors undertake to ensure that they shall at all times exercise their votes and through their respective appointed/ nominated Directors (or alternate directors) at Board meetings and otherwise, act in such manner so as to comply with, and to fully and effectually implement the spirit, intent and specific provisions of this Agreement.

13.2	The Sponsors hereby expressly waive all their rights available under Law in connection with being a minority shareholders of the Company, and agrees to comply with the decisions made at the shareholders meeting and the Board of the Company.

13.3	If a resolution contrary to the terms of this Agreement is proposed at any meeting of Shareholders or at any meeting of the Board or any committee thereof, APGL and the Sponsors, their representatives (including proxies) and their respective nominated Directors (or alternate directors), shall vote against the same; provided, however, that if for any reason such a resolution is passed, the Shareholders shall, as necessary jointly convene or cause to be convened a meeting of the Board or any committee thereof or an extraordinary general meeting of the Shareholders for the purpose of implementing the terms and conditions of this Agreement and to give effect thereto, and to supersede such resolution.

14.	Not Used

15.	Not Used

16.	FINANCIAL ACCOUNTING AND AUDITS

16.1	Financial and accounting records

The Company shall maintain true and accurate financial and accounting records of all operations in accordance with Indian GAAP, and in accordance with all relevant Indian statutory and accounting standards and the policies from time to time adopted by the Board. The financial statements and Accounts of the Company shall be prepared in English and shall be audited on an annual basis.

16.2	Statutory Auditors

The Company in a general meeting shall appoint a reputed chartered accountancy firm registered in India that is recommended by APGL as the statutory auditors for the Company.

16.3	Audit Committee and Compensation Committee

The Board will establish and continue to have an audit committee (hereinafter referred to as the “Audit Committee”) and a compensation committee, which will periodically review the salaries or other remuneration of all Key Managerial Persons including the CEO (the “Compensation Committee”). APGL shall at all times be entitled to appoint its nominees on the Audit Committee and Compensation Committee.

17.	OTHER COVENANTS

17.1	IFC and GIF Policy Covenants

So long as APGL holds any Equity Securities in the Company, the Company shall comply and the Sponsors shall ensure that the Company complies with IFC’s standard policies on environment, social, anti-corruption, anti-money laundering and insurance issues, as provided in Schedule K. The Company shall deliver to APGL, GIF and IFC, within 90 (ninety) days after the end of each Financial Year, an annual social and environmental performance report confirming compliance with the social and environmental action plan; and notify APGL, GIF and IFC, within 3 (three) days after the occurrence, of any social, labour, health and safety, security or environmental incident, accident or circumstance reasonably expected to have a material adverse social or environmental impact. In addition, IFC, GIF and the IFC compliance advisor ombudsman shall also have inspection and access rights.

17.2	Other Covenants

17.2.1	The Company covenants to ensure the development, implementation and continuing operation of the S&E Management System.

17.2.2	Through its Employees, agents, contractors and subcontractors, the Company covenants to, ensure that the design, construction, operation, maintenance and monitoring of all its sites, plants, equipment and facilities are undertaken in compliance with: (i) the Performance Standards System; and (ii) the S&EA System.

17.3	Proparco’s Policy Covenants

So long as APGL holds any Equity Securities in the Company, the Company, Sponsors and APGL shall comply and the Sponsors shall ensure that the Company complies with Proparco’s standard policies on environment, social, anti-corruption, anti-money laundering and insurance issues, as provided in Schedule O.

17.4	DEG Prohibited Activities

So long as APGL holds any Equity Securities in the Company, the Company and the Sponsors shall ensure that the Company or any of its Subsidiaries do not engage in any of the activities as set out in Schedule N of this Agreement.

18.	NON COMPETE AND NON-SOLICITATION

18.1

The Sponsors hereby undertake that they shall not, and shall ensure that none of their Subsidiaries or Affiliates shall, singly or jointly, directly or indirectly, for their own account or as agent, employee, officer, director, consultant, or shareholder or equity owner of any other Person, engage or attempt to engage or assist any other Person to engage in the Business. The Sponsors further undertake that from the date of this Agreement, they shall give up, part with and/or cease and desist from carrying on in India any activity or business which is same as that of the Business of the Company. They undertake that any venture or investment, whether directly or indirectly, in the Business shall only be undertaken, carried on, implemented, or held through the Company or its Subsidiaries, unless APGL gives prior written consent to the Sponsors to do otherwise.

18.2	The Sponsors shall also not divulge or disclose to any Person any information (other than information available to the public or disclosed or divulged pursuant to an order of a court of competent jurisdiction) relating to the Business, including but not limited to the identity of clients, finance, contractual arrangements, business or methods.

18.3	The Sponsors covenant and agree that during the subsistence of this Agreement, they will not, directly or indirectly:

(a)	attempt in any manner to solicit from any client/customer, except on behalf of the Company, business of the type carried on by the Company or to persuade any Person which is a client/customer of the Company to cease doing business or to reduce the amount of business which any such client/customer has customarily done or might propose doing with the Company whether or not the relationship between the Company and such client/customer was originally established in whole or in part through his or its efforts; or

(b)	employ or attempt to employ or assist anyone else to employ any Person as an employee or a consultant (including the Key Managerial Personnel and the CEO) who is in the employment of the Company, or was in the employment of the Company at any time during the preceding 12 (twelve) months; or

(c)	otherwise interfere in any manner with the contractual, employment or other relationship of any Person (including the Key Managerial Personnel and the CEO) who is in the employment of the Company, or was in the employment of the Company at any time during the preceding 12 (twelve) months.

18.4	The Sponsors acknowledge and agree that the above restrictions are considered reasonable for the legitimate protection of the business and the goodwill of APGL and the Company, but in the event that such restriction shall be found to be void, but would be valid if some part thereof was deleted or the scope, period or area of application were reduced, the above restriction shall apply with the deletion of such words or such reduction of scope, period or area of application as may be required to make the restrictions contained in this Clause valid and effective. Notwithstanding the limitation of this provision by any Law for the time being in force, the Sponsors undertake to, at all times, observe and be bound by the spirit of this Clause 18.

18.5	Provided however, that on the revocation, removal or diminution of the Law or provisions, as the case may be, by virtue of which the restrictions contained in this Clause were limited as provided hereinabove, the original restrictions would stand renewed and be effective to their original extent, as if they had not been limited by the Law or provisions revoked.

18.6

The Sponsors acknowledge and agree that the covenants and obligations with respect to non-compete and non-solicitation as set forth above relate to special, unique and extraordinary matters, and that a violation of any of the terms of such covenants and obligations will cause APGL and the Company irreparable injury. Therefore, the Sponsors agree that APGL and/ or the Company shall be entitled to an interim injunction, restraining order or such other equitable relief as a court of competent jurisdiction may deem necessary or appropriate to restrain the

Sponsors from committing any violation of the covenants and obligations contained in this Clause 18. These injunctive remedies are cumulative and are in addition to any other rights and remedies, APGL and/or the Company may have at Law or in equity.

19.	NOT USED

20.	NOT USED

21.	TERMINATION

21.1	This Agreement and all corresponding rights of a Shareholder hereunder shall terminate to the extent and in the manner specified below:

(a)	the obligations of the Sponsors under this Agreement shall terminate on the Sponsors no longer holding any Equity Shares in the Company; or

(b)	on a written agreement between APGL and the Company to terminate this Agreement.

21.2	The rights and obligations of the Parties under this Agreement, which either expressly or by their nature survive the termination of this Agreement shall not be extinguished by termination of this Agreement.

21.3	The termination of this Agreement in any of the circumstances aforesaid shall not in any way affect or prejudice any right accrued to any Party against the other Parties, prior to such termination.

22.	CONFIDENTIALITY

22.1	No Relevant Party shall:

(i)	disclose any information either in writing or orally to any Person which is not a Party to this Agreement; or

(ii)	make or issue a public announcement, communication or circular,

about the investments made by APGL in the Company or the subject matter of, or the transactions referred to in, this Agreement or any other Transaction Document, including by way of press release, promotional and publicity materials, posting of information on websites, granting of interviews or other communications with the press, or otherwise, other than: (A) to such of its, officers, employees and advisers as reasonably require such information in connection with the execution of the transaction contemplated in this Agreement or to comply with the terms of this Agreement or any other Transaction Documents; (B) to the extent required by Law or regulation (including the rules of any stock exchange on which such Party’s shares are listed); (C) to the extent required for it to enforce its rights under this Agreement; and (D) with the prior written consent of APGL. Before any information is disclosed or any public announcement, communication or circulation made or issued pursuant to this Clause, such Relevant Party must consult with APGL in advance about the timing, manner and content of the disclosure, announcement, communication or circulation (as the case may be).

22.2	Each Relevant Party shall expressly inform any Person to whom it discloses any information under this Clause 22 of the restrictions set out in Clause 22 with regards disclosure of such information and shall procure their compliance with the terms of this Clause 22 as if they each were a party to this Agreement as such Relevant Party and such Relevant Party shall be responsible for any breach by any such Person of the provisions of this Clause 22.

23.	GOVERNING LAW AND ARBITRATION

23.1	This Agreement shall be governed by Indian law.

23.2	Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination (a “Dispute”) shall be referred to and finally resolved by arbitration under the Rules of Arbitration of the Singapore International Arbitration Centre (the “SIAC”) in force at that time (the “SIAC Rules”), which SIAC Rules are deemed to be incorporated by reference into this Clause 23.

23.3	There shall be 1 (one) arbitrator, who shall be nominated by agreement of the parties within 30 (thirty) days of receipt of the request for arbitration by the respondent(s). If the sole arbitrator is not nominated within this time period, the SIAC shall make the appointment.

23.4	The place of arbitration shall be Singapore.

23.5	The language of arbitration shall be English.

23.6	If two or more arbitrations are commenced hereunder and/or under the Related Agreements, and even if this Agreement and the Related Agreements are governed by different laws, any party to any of these arbitrations may petition any arbitral tribunal appointed in these arbitrations for an order that the several arbitrations be consolidated in a single arbitration before that arbitral tribunal (a “Consolidation Order”). In deciding whether to make such a Consolidation Order, the arbitral tribunal shall consider whether the several arbitrations raise common issues of law or facts and whether to consolidate the several arbitrations would serve the interests of justice and efficiency. If before a Consolidation Order is made by an arbitral tribunal with respect to another arbitration, the arbitrator has already been appointed in that other arbitration, their appointment terminates upon the making of such Consolidation Order and they are deemed to be functus officio without prejudice to the validity of any acts done or orders made by them prior to the termination. In the event of two or more conflicting Consolidation Orders, the Consolidation Order that was made first in time shall prevail.

23.7	The provisions of this Clause 23 shall survive the termination of this Agreement for any reason whatsoever.

24.	NOTICES

24.1	Any notice and other communications provided for in this Agreement shall be in writing and shall be first transmitted by facsimile transmission and then confirmed by postage, prepaid registered post with acknowledgement due or by internationally recognized courier service, in the manner as elected by the Party giving such notice.

In the case of notices to:

Sponsors:	Inderpreet Singh Wadhwa [Address]
Facsimile: [Fax Number]
Attention: Inderpreet Singh Wadhwa

Harkanwal Singh Wadhwa
[Address]
Facsimile: [Fax Number]
Attention: Harkanwal Singh Wadhwa

Company:	Azure Power India Private Limited
8, LSC, Pushp Vihar, Madangir,
New Delhi-110062
Facsimile: +91-11-49409807
Attention: Mr. Inderpreet Singh Wadhwa

APGL	Azure Power Global Limited
1st Floor, The Exchange,
18 Cybercity, Ebene, Mauritius
Facsimile: +911149409807
Attention: Mr. Inderpreet Singh Wadhwa

24.2	All notices shall be deemed to have been validly given (i) immediately, upon receipt of the confirmation report, if transmitted by facsimile transmission, or (ii) 7 (seven) days after posting if sent by registered post, or (iii) 4 (four) days from the date of dispatch, if sent by courier.

24.3	Any Party may, from time to time, change its address, facsimile number or representative for receipt of notices provided for in this Agreement by giving to the other not less than 15 (fifteen) Business Days prior written notice.

25.	MISCELLANEOUS PROVISIONS

25.1	Injunctive Relief

In the event of a breach, the non-breaching Party shall be entitled to obtain an injunction restraining any further apprehended breach in accordance with the terms of this Agreement without the necessity of establishing any actual damage.

25.2	Waiver

No forbearance, indulgence or relaxation or inaction by any Party at any time to require performance of any of the provisions of this Agreement shall in any way affect, diminish or prejudice the right of such Party to require performance of that provision. Any waiver or acquiescence by any Party of any breach of any of the provisions of this Agreement shall not be construed as a waiver or acquiescence of any right under or arising out of this Agreement or of the subsequent breach, or acquiescence to or recognition of rights other than as expressly stipulated in this Agreement.

25.3	Cumulative Rights

All remedies of either Party under this Agreement whether provided herein or conferred by statute, civil law, common law, custom, trade, or usage are cumulative and not alternative and may be enforced successively or concurrently.

25.4	Partial Invalidity

If any provision of this Agreement is held to be illegal, invalid or unenforceable under any law from time to time: (a) such provision will be fully severable; (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

25.5	Amendments

No modification or amendment to this Agreement and no waiver of any of the terms or conditions hereof shall be valid or binding unless made in writing and duly executed by the Parties to this Agreement.

If IFC, DEG and/or Proparco purchase any CCDs or Proparco CCPS from APGL, which were earlier held by IFC, DEG and/or Proparco (as the case may be), the Parties shall ensure that IFC, DEG and/or Proparco, who are purchasing such Equity Securities of the Company, are made parties to this Agreement, and this Agreement shall be amended to provide IFC, DEG and/or Proparco with similar rights and preference in this Agreement as were available to them as holders of such Equity Securities pursuant to the Existing SHA.

25.6	Assignment

This Agreement and all of the rights and obligations under it may be assigned or transferred by APGL, at its sole discretion, to any Person to whom it transfer Equity Securities held by it in accordance with the provisions of this Agreement. The rights and obligations of Sponsors and the Company under this Agreement are personal to them respectively and neither the Company nor the Sponsors may assign all or part of its respective rights or obligations under this Agreement without the prior written consent of APGL.

25.7	Conflicts

In the event of any conflict between the terms of this Agreement and those of the Articles, as amongst the Parties hereto, and the Company, to the extent permitted by Law, the terms of this Agreement shall prevail and the Parties shall take all such steps as are within their powers, to ensure that the terms and conditions of this Agreement are adhered to, and to the extent possible under the relevant Laws effect such amendments or alterations to the Articles to carry out the conditions of this Agreement in letter and in spirit.

25.8	Entirety

This Agreement on its coming into effect shall constitute the entire agreement between the Parties with respect to the subject matter hereof, and with effect from the Effective Date shall supersede all other agreements (including the Existing SHA), arrangements, understandings and assurances, either written or oral, existing or proposed, between all or amongst any two or more Parties hereto or their Affiliates including with any third party relating to the subject matter hereof (other than as set out in the APGL SHA and Sponsors Lock-in Agreement).

The coming into effect of this Agreement shall not in any way affect or prejudice any right accrued to any party against the other parties under the Existing SHA prior to the Effective Date.

25.9	Headings

The paragraph headings contained in this Agreement are for the convenience of the Parties and shall not affect the meaning or interpretation of this Agreement.

25.10	Relationship

None of the provisions of this Agreement shall be deemed to constitute a partnership between the Parties hereto and no Party shall have any authority to bind or shall be deemed to be the agent of the other in any way.

25.11	Costs

Each of the Parties hereto shall pay their own costs and expenses relating to the negotiation, preparation, and execution of this Agreement and the transactions contemplated by this Agreement. The Company shall bear the stamp duty payable on this Agreement.

Notwithstanding anything stated above, the Company shall pay the fees and expenses of the Investors’ and GIF’s legal counsel in India incurred in connection with the negotiation, preparation, and execution of this Agreement.

25.12	Counterparts

This Agreement may be executed in several counterparts, each of which is an original, but all of which constitute one and the same agreement.

25.13	Immunity

To the extent any Relevant Party may be entitled in any jurisdiction to claim for itself or its Assets immunity in respect of its obligations under this Agreement or any other Transaction Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process or to the extent that in any jurisdiction that immunity (whether or not claimed) may be attributed to it or its Assets, such Relevant Party irrevocably agrees not to claim and irrevocably waives such immunity to the fullest extent permitted now or in the future by the laws of such jurisdiction.

----XXX----

(Intentionally left blank)

IN WITNESS WHEREOF, the below mentioned Parties have hereunto set their hands on the day month and year first hereinabove mentioned.

/s/ INDERPREET SINGH WADHWA
SIGNED AND DELIVERED BY “MR. INDERPREET SINGH WADHWA”

/s/ HARKANWAL SINGH WADHWA
SIGNED AND DELIVERED BY “MR. HARKANWAL SINGH WADHWA”

IN WITNESS WHEREOF, the below mentioned Party has hereunto set its hand on the day month and year first hereinabove mentioned.

SIGNED AND DELIVERED BY “AZURE POWER INDIA PRIVATE LIMITED” BY THE HAND OF /s/ INDERPREET SINGH WADHWA (the Authorised Signatory) PURSUANT TO THE RESOLUTION PASSED BY THE BOARD OF DIRECTORS OF THE COMPANY ON OCTOBER 15, 2014

IN WITNESS WHEREOF, the below mentioned Party has hereunto set its hand on the day month and year first hereinabove mentioned.

SIGNED AND DELIVERED BY “AZURE POWER GLOBAL LIMITED” BY THE HAND OF /s/ INDERPREET SINGH WADHWA (the Authorised Signatory) PURSUANT TO THE RESOLUTION PASSED BY THE BOARD OF DIRECTORS OF THE COMPANY ON FEBRUARY 26, 2015

SCHEDULE A – DEED OF ADHERENCE

THIS DEED OF ADHERENCE is made on [            ]

BY [            ] of [            ] (the “Covenantor”) in favor of the persons whose names are set out in the Appendix to this Deed and is supplemental to the Shareholders Agreement, dated [●], between Azure Power India Private Limited, Azure Power Global Limited and Inderpreet Singh Wadhwa and Mr. Harkanlal Singh Wadhwa (the “Shareholders Agreement”) and entered into pursuant to the terms thereof.

THIS DEED WITNESSES as follows:

(1)	The Covenantor confirms that it has been given and read a copy of the Shareholders Agreement and hereby agrees for the benefit of each person named in the Appendix to this Deed and each other person who, after the date, of this Deed, executes a deed of adherence to the Shareholders Agreement substantially in the form set out in Schedule A thereof that it shall have the rights and be subject to the obligations of Azure Power Global Limited under the terms of the Shareholders Agreement.

(2)	The Covenantor, by execution of this Deed, makes the representations and warranties contained in Clause 3 of the Shareholders Agreement for the benefit of the other parties to the Shareholders Agreement, provided that such representations, warranties and acknowledgement shall be made as of the date of this Deed and not as of the date of the Shareholders Agreement.

(3)	This Deed arising out of or in connection with it shall be governed by Indian law.

IN WITNESS WHEREOF this Deed has been executed by the Covenantor and is intended to be and is hereby delivered on the date first above written.

Executed as a deed [●]

Signature

APPENDIX TO DEED OF ADHERENCE

[Insert names of those persons who are party to the Shareholders Agreement on the date of this Deed of Adherence.]

SCHEDULE B – PFIC ANNUAL INFORMATION STATEMENT

(1)	This questionnaire applies to the taxable year of Azure Power India Private Limited (the “Company”) beginning on January 1, 20 , and ending on December 31, 20 .

(2)	PLEASE CHECK HERE IF 75% OR MORE OF THE COMPANY’S GROSS INCOME CONSTITUTES PASSIVE INCOME.

Passive income: For purposes of this test, passive income includes:

•	Dividends, interests, royalties, rents and annuities, excluding, however, rents and royalties which are received from an unrelated party in connection with the active conduct of a trade or business.

•	Net gains from the sale or exchange of property—

•	which gives rise to dividends, interest, rents or annuities (excluding, however, property used in the conduct of a banking, finance or similar business, or in the conduct of an insurance business);

•	which is an interest in a trust, partnership, or REMIC; or

•	which does not give rise to income.

•	Net gains from transactions in commodities.

•	Net foreign currency gains.

•	Any income equivalent to interest.

Look-through rule: if the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the income received by such other corporation.

(3)	PLEASE CHECK HERE IF THE AVERAGE FAIR MARKET VALUE DURING THE TAXABLE YEAR OF PASSIVE ASSETS HELD BY THE COMPANY EQUALS 50% OR MORE OF THE AVERAGE FAIR MARKET VALUE OF ALL OF THE COMPANY’S ASSETS.

Note: This test is applied on a gross basis; no liabilities are taken into account.

Passive Assets: For purposes of this test, “passive assets” are those assets which generate (or are reasonably expected to generate) passive income (as defined above). Assets which generate partly passive and partly non-passive income are considered passive assets to the extent of the relative proportion of passive income (compared to non-passive income) generated in a particular taxable year by such assets. Please note the following:

•	A trade or service receivable is non-passive if it results from sales or services provided in the ordinary course of business.

•	Intangible assets that produce identifiable items of income, such as patents or licenses, are characterized in terms of the type of income produced.

•	Goodwill and going concern value must be identified to a specific income producing activity and are characterized in accordance with the nature of that activity.

•	Cash and other assets easily convertible into cash are passive assets, even when used as working capital.

•	Stock and securities (including tax-exempt securities) are passive assets, unless held by a dealer as inventory.

Average value: For purposes of this test, “average fair market value” equals the average quarterly fair market value of the assets for the relevant taxable year.

Look-through rule: if the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the passive assets of such other corporation.

(4)	PLEASE CHECK HERE IF (A) MORE THAN 50% OF THE COMPANY’S STOCK (BY VOTING POWER OR BY VALUE) IS OWNED BY FIVE OR FEWER U.S. PERSONS OR ENTITIES AND (B) THE AVERAGE AGGREGATE ADJUSTED TAX BASES (AS DETERMINED UNDER U.S. TAX PRINCIPLES) DURING THE TAXABLE YEAR OF THE PASSIVE ASSETS HELD BY THE COMPANY EQUALS 50% OR MORE OF THE AVERAGE AGGREGATE ADJUSTED TAX BASES OF ALL OF THE COMPANY’S ASSETS.

Average value: For purposes of this test, “average aggregate adjusted tax bases” equals the average quarterly aggregate adjusted tax bases of the assets for the relevant taxable year.

Look-through rule: if the Company owns, directly or indirectly, 25% of the stock by value of another corporation, the Company must take into account its proportionate share of the passive assets of such other corporation

(5)	INVESTOR HAS THE FOLLOWING PRO-RATA SHARE OF THE ORDINARY EARNINGS AND NET CAPITAL GAIN OF THE COMPANY AS DETERMINED UNDER U.S. INCOME TAX PRINCIPLES FOR THE TAXABLE YEAR OF THE COMPANY:

Ordinary Earnings:              (as determined under U.S. income tax principles)

Net Capital Gain:              (as determined under U.S. income tax principles)

Pro Rata Share: For purposes of the foregoing, the shareholder’s pro rata share equals the amount that would have been distributed with respect to the shareholder’s stock if, on each day during the taxable year of the Company, the Company had distributed to each shareholder its pro rata share of that day’s ratable share (determined by allocating to each day of the year, an equal amount of the Company’s aggregate ordinary earnings and aggregate net capital gain for such year) of the Company’s ordinary earnings and net capital gain for such year. Determination of a shareholder’s pro rata share will require reference to the Company’s charter, certificate of incorporation, articles of association or other comparable governing document.

(6)	The amount of cash and fair market value of other property distributed or deemed distributed by Company to Investor during the taxable year specified in paragraph 1. is as follows:

Cash:

Fair Market Value of Property:

(7)	Company will permit Investor to inspect and copy Company’s permanent books of account, records, and such other documents as may be maintained by Company that are necessary to establish that PFIC ordinary earnings and net capital gain, as provided in Section 1293(e) of the U.S. Internal Revenue Code of 1986, as amended (or any successor provision thereto), are computed in accordance with U.S. income tax principles.

SCHEDULE C – TERMS AND CONDITIONS OF SERIES A CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series A CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series A CCPS shall be entitled to payment of 8% non-cumulative dividend per annum on each of the Series A CCPS (calculated on the sum of the face value and premium paid) by way of dividend from the Company in accordance with applicable Law as and when the board of the Company declares any dividend. The dividends payable on the Series A CCPS shall be senior to dividend payments to holders of other Equity Shares of the Company.

Subject to applicable Law, each of the holders of Series A CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company to the other shareholders of the Company in respect of the Series A CCPS (for the purpose of this paragraph all the Series A CCPS shall be assumed as if have been converted to Equity Shares at the applicable Conversion Factor).

3.	Term

Unless converted in accordance with the terms of this Schedule C, the Articles of the Company and applicable Laws, the term of the Series A CCPS shall be a maximum of 19 (nineteen) years from the date of issue of Series A CCPS.

4.	Voting

4.1	From and after the issuance of the Series A CCPS, the voting rights of each of the holder of Series A CCPS on every resolution placed before the Company shall, to the extent permissible under Law, be in proportion to the Share Capital that the Equity Shares held by such holder represent, assuming the Series A CCPS have been converted into Equity Shares of the Company on the basis of the applicable Conversion Factor (as defined below).

4.2	From the date of conversion of the Series A CCPS, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series A CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series A CCPS in accordance with paragraph 5.2. Any Series A CCPS that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	Prior to the filing of the DRHP with the SEBI in connection with the QIPO of the Company as defined in the SHA, or prior to listing of equity shares of Company’s holding company in connection with an IPO as defined in the SHA; and

(ii)	The date which is 19 (nineteen) years from the date of the issuance of the Series A CCPS (the “Maturity Date”),

in each case, in accordance with the SHA.

5.2	Optional Conversion

(i)	The holders of the Series A CCPS shall severally have the right, at any time and from time to time at their sole option after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series A CCPS into Equity Shares of the Company. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice. The Series A CCPS will be convertible into Equity Shares of the Company at a conversion ratio of 1:1 (the “Conversion Factor”), without being required to pay any amount for such conversion. However, if the holders of Series A CCPS are unable to receive amounts equal to their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA (as applicable) on the basis of the Conversion Factor of 1:1 due to pricing restrictions under applicable Law, then each Series A CCPS shall be converted at such higher conversion ratio that will permit the holders of Series A CCPS to receive the amounts that they are entitled under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA, as applicable; in which event the term ‘Conversion Factor’ shall be reckoned accordingly. For avoidance of doubts, the holders of Series A CCPS shall not be entitled to any proceeds over and above their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA, irrespective of the Conversion Factor.

(ii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series A CCPS in respect of which the holders of the Series A CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series A CCPS shall convert into.

(iii)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

(A)	The conversion of the relevant Series A CCPS;

(B)	The cancellation of the share certificates representing such number of the Series A CCPS; and

(C)	The issuance and allotment of such number of Equity Shares of the Company that the Series A CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series A CCPS to evidence such holders of the Series A CCPS as the owners of the shares issued upon conversion of their respective Series A CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series A CCPS as the owners of the shares issued pursuant to the conversion of the relevant Series A CCPS as mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the shares to the holders of the Series A CCPS pursuant to such holders of the Series A CCPS exercising their rights in accordance with paragraph 5.1 and shall provide the holders of the Series A CCPS with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series A CCPS.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series A CCPS into shares, based on the Conversion Factor, if at any time after their issuance, the Company proposes to file a DRHP for a firmly underwritten issue of shares to the public if the shareholders of the Company have consented to the QIPO/IPO under the provisions of the SHA. The Series A CCPS shall convert into Equity Shares of the Company at the Conversion Factor, immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the Series A CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, the QIPO/IPO does not complete such that the entire issued, paid-up and subscribed Share Capital is not admitted to trading on a Relevant Market as defined in the SHA by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the provisions of Clause 8 of the SHA and shall undertake all necessary actions to ensure that the holders of the Series A CCPS are placed in the same position, and possess the same rights as set forth in this Schedule C, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

6.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries in accordance with the terms of the SHA, or upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clauses 6.4 and 6.5 of the SHA, the holders of the Series A CCPS shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Notwithstanding the above, the holders of the Series A CCPS will also be entitled to the buyback preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

7.	Transferability

Subject to the terms of the SHA, the Series A CCPS shall be freely transferable to any Person, and the holders of the Series A CCPS may assign all or any of the Series A CCPS and any rights attaching thereto under the SHA, without the prior consent of any Person.

SCHEDULE D – TERMS AND CONDITIONS OF SERIES B CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series B CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series B CCPS shall be entitled to payment of 8% (eight per cent) non- cumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series B CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend. The dividends payable on the Series B CCPS shall be senior to dividend payments to holders of Series A CCPS and other Equity Shares of the Company.

Subject to applicable Law, each of the holders of Series B CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company to the other shareholders of the Company (for the purpose of this paragraph all the Series B CCPS shall be assumed as if have been converted to Equity Shares at the Conversion Factor).

3.	Term

Unless converted in accordance with the terms of this Schedule, the Articles of the Company and applicable Laws, the term of the Series B CCPS shall be a maximum of 10 (ten) years from the date of their issuance.

4.	Voting

4.1	From and after the issuance of the Series B CCPS, the voting rights of every holder of Series B CCPS on every resolution placed before the Company shall, to the extent permissible under applicable Law, be in proportion to the share capital that the Equity Shares held by such holder represent, assuming the Series B CCPS have been converted into Equity Shares of the Company on the basis of the Conversion Factor set out below.

4.2	From the date of conversion of the Series B CCPS, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series B CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series B CCPS in accordance with paragraph 5.2. Any Series B CCPS that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	Prior to the filing of the DRHP with SEBI in connection with the QIPO, or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series B CCPS (the “Maturity Date”),

in each case, in accordance with the terms of this Agreement.

5.2	Optional Conversion

(i)	The holders of the Series B CCPS shall severally have the right, at any time and from time to time at their sole option after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series B CCPS into Equity Shares of the Company. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice. The Series B CCPS will be convertible into Equity Shares of the Company at a conversion ratio of 1:1 (the “Conversion Factor”), without being required to pay any amount for such conversion. However, if the holders of Series B CCPS are unable to receive amounts equal to their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA (as applicable) on the basis of the Conversion Factor of 1:1 due to pricing restrictions under applicable Law, then each Series B CCPS shall be converted at such higher conversion ratio that will permit the holders of Series B CCPS to receive the amounts that they are entitled under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9, of the SHA, as applicable; in which event the term ‘Conversion Factor’ shall be reckoned accordingly. For avoidance of doubts, the holders of Series B CCPS shall not be entitled to any proceeds over and above their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA, irrespective of the Conversion Factor.

(ii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series B CCPS in respect of which the holders of the Series B CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series B CCPS shall convert into.

(iii)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

(A)	The conversion of the relevant Series B CCPS;

(B)	The cancellation of the share certificates representing such number of the Series B CCPS; and

(C)	The issuance and allotment of such number of Equity Shares of the Company that the Series B CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series B CCPS to evidence such holders of the Series B CCPS as the owners of the shares issued upon conversion of their respective Series B CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series B CCPS as the owners of the shares issued pursuant to the conversion of the relevant Series B CCPS as mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies, Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the shares to the holders of the Series B CCPS pursuant to such holders of the Series B CCPS exercising their rights in accordance with paragraph 5.1 and shall provide the holders of the Series B CCPS with certified true copies of PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series B CCPS.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series B CCPS into shares, based on the Conversion Factor, if at any time after their issuance, the Company proposes to file a DRHP for a firmly underwritten issue of shares to the public if the shareholders of the Company have consented to the QIPO/IPO under the provisions of this Agreement. The Series B CCPS shall convert into Equity Shares of the Company at the Conversion Factor, immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the Series B CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, the QIPO/IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of this Agreement and shall undertake all necessary actions to ensure that the holders of the Series B CCPS are placed in the same position, and possess the same rights as set forth in this Schedule, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

6.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of this Agreement, the holders of the Series B CCPS shall receive the Liquidation Preference in accordance with the terms of this Agreement and in the order of precedence set forth in this Agreement.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of this Agreement, the Series B CCPS shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in this Agreement. Notwithstanding the above, the holders of the Series B CCPS will also be entitled to the buy-back preferences in accordance with the terms of this Agreement and in order of preference set forth in this Agreement.

7.	Transferability

Subject to the terms of this Agreement, the Series B CCPS shall be freely transferable to any Person, and the holders of the Series B CCPS may assign all or any of the Series B CCPS and any rights attaching under the Transaction Documents, without the prior consent of any Person.

SCHEDULE E – TERMS AND CONDITIONS OF IFC CCDS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Form And Status of the IFC CCDs

The IFC CCDs shall have a face value of INR 224.19 (Indian Rupees Two Hundred and Twenty Four and Nineteen paisa).

2.	Term

Unless converted in accordance with the terms of this Schedule E, the Articles of the Company and applicable Laws, the term of the IFC CCDs shall be a maximum of 10 (ten) years from their issuance. The date on which the IFC CCDs were issued and allotted to IFC shall be referred as “CCDs Closing Date”.

The Company agrees to maintain a sufficient number of authorized and unissued shares till the conversion of the IFC CCDs to permit the full conversion of the IFC CCDs in accordance with this Schedule E.

3.	Interest

3.1	The IFC CCDs will bear interest at the rate of 10% (ten percent) per annum up to the date of this conversion into Equity Shares of the Company in accordance with the paragraph 4 below.

3.2	The interest will accrue for a period of 18 (eighteen) months from issuance of the IFC CCDs and will be paid at the end of this period, subject to applicable Law, followed by quarterly payments on the 15th (fifteenth) day of the relevant month of such quarterly payment until the date of conversion and the interest payable in respect of each calendar year shall be calculated by dividing the annual interest due by 365 (three hundred and sixty five). In relation to such interest payments, IFC shall provide its account details no later than 1 (one) month before the payment is due. If full interest payment cannot be made during an applicable period, due to regulatory constraints, then the unpaid interest payment will accrue and be paid in subsequent periods, compounded for the period of delay in payment.

3.3	If the dividend payout in any given Financial Year to the Shareholders or to the holders of Series A CCPS or to the holders of Series B CCPS or to the holders of Series C CCPS of the Company, whichever is highest, is more than 10% (ten percent) of the amount invested for such securities by the holder of those securities, then the holders of the IFC CCDs will be entitled to an additional interest which shall be equal to the difference between (a) the percentage return (on the amount invested) received by the holders of such Equity Shares or the holders of Series A CCPS or the holders of Series B CCPS or to the holders of Series C CCPS; and (b) the rate of interest received by the holder of the IFC CCDs for that Financial Year, under the terms of paragraph 3.1.

4.	Conversion

4.1	The IFC CCDs shall be convertible into Equity Shares of the Company at the option of the holders of the IFC CCDs in accordance with paragraph 4.2. Any IFC CCDs that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	In accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO, or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the CCD Closing Date in relation to the IFC CCDs (the “Maturity Date”).

in each case, in accordance with the SHA. Upon occurrence of any of the event under paragraph 4.1(i) and (ii) above, the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2(iv) below.

4.2	Optional Conversion

The holders of the IFC CCDs shall have the right, in the events set out in paragraph 4.2 (ii) of this Schedule after the CCD Closing Date, to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the IFC CCDs into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, DEG, Helion, FC and Proparco. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of IFC CCDs shall be such that only IFC CCD will convert into such number of Equity Shares, at a price not being less than INR 100 (Indian Rupees One Hundred) per Equity Share, so as to give the IFC CCD holder the IFC Required Return (hereinafter defined), without IFC being required to pay any amount for such conversion.

For purpose of this paragraph, with respect to the IFC CCDs, the term “IFC Required Return” shall mean (aa) 18% (eighteen percent) IRR; or (bb) 20% (twenty percent) IRR, in the event of conversion of the IFC CCDs into Equity Shares of the Company (a) in accordance with paragraph 4.1(i), or (b) upon Transfer of the Equity Securities in terms of Clause 6.3.4 of the SHA, or (c) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (d) upon a Liquidation Event B other than upon Transfer of all or more than 70% (seventy per cent) in value of the Company’s Assets.

Provided that, if the IFC CCD holder receives any interest from the Company prior to conversion, the value of the same will be deducted from the IFC Required Return.

(b)	A valuation of the Company to enable conversion of the IFC CCDs in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1(ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2(i)(c) below;

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser; and

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO;

(c)	IFC shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by IFC, for the purpose of this paragraph 4.2 (i)(c). Within 10 days of the date of the Conversion Notice, IFC, DEG, Helion, FC, Proparco, Company and Sponsors shall jointly agree to appoint 1 (one) of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to IFC in this respect. If IFC does not receive the aforesaid notice within the period of 10 (ten) days from the date of the Conversion Notice, then IFC shall have the right to select, in its sole discretion, 1 (one) of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company.

(ii)	The holders of the IFC CCDs will be entitled to exercise their conversion right in respect of the IFC CCDs just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the IFC CCDs in accordance with the terms of the SHA.

(c)	In the event holder of the IFC CCDs wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co-Sale Rights) of the SHA.

(d)	The event holder of the IFC CCDs wishes to exercise its Co-Sale Right under Clause 6.3. 4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the IFC CCDs wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right of the Investors) of the SHA.

(f)	In the event holder of the IFC CCDs wishes to exercise its right under Clause 6.5(Drag Right of IFC, DEG and Proparco) of the SHA.

(g)	In the event holder of the IFC CCDs wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of IFC CCDs in respect of which the holders of the IFC CCDs are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the IFC CCDs shall convert into; and

(c)	The names of 2 (two) of the Big Four Accounting Firms that are selected by IFC for the purpose of paragraph 4.2 (i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

•	The conversion of such number of the IFC CCDs;

•	The cancellation of the certificates representing such number of IFC CCDs that are converted; and

•	The issuance and allotment of such number of Equity Shares of the Company that the IFC CCDs shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the IFC CCDs to evidence such holders of the IFC CCDs as the owners of the Equity Shares issued upon conversion of such number of the IFC CCDs as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the IFC CCDs as the owners of the Equity Shares issued pursuant to the conversion of such number of the IFC CCDs as are mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies, Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the IFC CCDs pursuant to such holders of the IFC CCDs exercising their rights in accordance with this paragraph 4 and shall provide the holders of the IFC CCDs with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the IFC CCDs.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the IFC CCDs into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the CCDs Closing Date, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to the QIPO or an IPO under the provisions of the SHA. The IFC CCDs shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(A)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the IFC CCDs into Equity Shares of the Company; and

(B)	Within the Listing Date, the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 of the SHA (Reinstatement of Rights), and shall undertake all necessary actions to ensure that the holders of the IFC CCDs are placed in the same position, and possess the same rights as set forth in this Schedule E, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

5	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries and in terms of the SHA, the holders of the IFC CCDs shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the IFC CCDs shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the IFC CCDs will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by IFC pursuant to the conversion of the IFC CCDs shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the IFC CCDs are converted into Equity Shares of the Company on or immediately prior to and only in connection with IFC exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the IFC CCDs will be entitled to priority in terms of payment in the like manner as the IFC CCDs as set out in this paragraph 5.

6	Transferability

Subject to the terms of the SHA, the IFC CCDs shall be freely transferable to any Person and holders of the IFC CCDs may assign all or any of the IFC CCDs and any rights attaching thereto under the SHA, without the prior consent of any Person.

7	Voting Rights

From and after the Transfer of the IFC CCDs in accordance with the terms of the SHA, the transferee of the IFC CCDs will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred IFC CCDs have been converted into Equity Shares of the Company on the basis of the conversion price determined in paragraph 4.2(i) above.

From the date of conversion of the IFC CCDs, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

For the avoidance of doubt, it is hereby clarified, that IFC shall be entitled to exercise its voting rights as a debenture holder in the Company available to it under applicable Law.

SCHEDULE F – TERMS AND CONDITIONS OF SERIES C CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under this Agreement. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series C CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series C CCPS shall be entitled to payment of 8% (eight per cent) non- cumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series C CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend. The dividends payable on the Series C CCPS shall be senior to dividend payments to holders of Series A CCPS and other Equity Shares of the Company.

Subject to applicable Law, each of the holders of Series C CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company to the other shareholders of the Company (for the purpose of this paragraph all the Series C CCPS shall be assumed as if have been converted to Equity Shares at the Conversion Factor).

3.	Term

Unless converted in accordance with the terms of this Schedule, the Articles of the Company and applicable Laws, the term of the Series C CCPS shall be a maximum of 10 (ten) years from the date of their issuance.

4.	Voting

4.1	From and after the issuance of the Series C CCPS, the voting rights of every holder of Series C CCPS on every resolution placed before the Company shall, to the extent permissible under applicable Law, be in proportion to the share capital that the Equity Shares held by such holder represent, assuming the Series C CCPS have been converted into Equity Shares of the Company on the basis of the Conversion Factor set out below.

4.2	From the date of conversion of the Series C CCPS, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series C CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series C CCPS in accordance with paragraph 5.2. Any Series C CCPS that have not been converted into the Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	Prior to the filing of the DRHP with SEBI in connection with the QIPO, or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series C CCPS (the “Maturity Date”),

in each case, in accordance with the terms of this Agreement.

5.2	Optional Conversion

(i)	The holders of the Series C CCPS shall severally have the right, at any time and from time to time at their sole option after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series C CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall be sent to the Sponsors, Proparco, IFC, DEG, FC and Helion. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice. The Series C CCPS will be convertible into Equity Shares of the Company at a conversion ratio of 1:0.3424 (the “Conversion Factor”), without being required to pay any amount for such conversion. However, if the holders of Series C CCPS are unable to receive amounts equal to their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA (as applicable) on the basis of the Conversion Factor of 1:0.3424 due to pricing restrictions under applicable Law, then each Series C CCPS shall be converted at such higher conversion ratio that will permit the holders of Series C CCPS to receive the amounts that they are entitled under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9, of the SHA, as applicable; in which event the term ‘Conversion Factor’ shall be reckoned accordingly. For avoidance of doubts, the holders of Series C CCPS shall not be entitled to any proceeds over and above their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA, irrespective of the Conversion Factor.

(ii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series C CCPS in respect of which the holders of the Series C CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series C CCPS shall convert into.

(iii)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

(A)	The conversion of the relevant Series C CCPS;

(B)	The cancellation of the share certificates representing such number of the Series C CCPS; and

(C)	The issuance and allotment of such number of Equity Shares of the Company that the Series C CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series C CCPS to evidence such holders of the Series C CCPS as the owners of the shares issued upon conversion of their respective Series C CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series C CCPS as the owners of the shares issued pursuant to the conversion of the relevant Series C CCPS as mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies, Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the shares to the holders of the Series C CCPS pursuant to such holders of the Series C CCPS exercising their rights in accordance with paragraph 5.1 and shall provide the holders of the Series C CCPS with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series C CCPS.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series C CCPS into shares, based on the Conversion Factor, if at any time after their issuance, the Company proposes to file a DRHP for a firmly underwritten issue of shares to the public if the shareholders of the Company have consented to the QIPO/IPO under the provisions of this Agreement. The Series C CCPS shall convert into Equity Shares of the Company at the Conversion Factor, immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the Series C CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, the QIPO/IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of this Agreement and shall undertake all necessary actions to ensure that the holders of the Series C CCPS are placed in the same position, and possess the same rights as set forth in this Schedule F, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

6.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or Liquidation Event B with respect to the Company or its Subsidiaries, the holders of the Series C CCPS shall receive the Liquidation

Preference in accordance with the terms of this Agreement and in the order of precedence set forth in this Agreement.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of this Agreement, the Series C CCPS shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in this Agreement. Notwithstanding the above, the holders of the Series C CCPS will also be entitled to the buy-back preferences in accordance with the terms of this Agreement and in order of preference set forth in this Agreement.

7.	Transferability

Subject to the terms of this Agreement, the Series C CCPS shall be freely transferable to any Person, and the holders of the Series C CCPS may assign all or any of the Series C CCPS and any rights attaching under this Agreement, without the prior consent of any Person.

SCHEDULE G – TERMS AND CONDITIONS OF SERIES D CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the Agreement. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series D CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series D CCPS shall be entitled to payment of 8% (eight per cent) non- cumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series D CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend. The dividends payable on the Series D CCPS shall be senior to dividend payments to holders of Series A CCPS and other Equity Shares of the Company.

Subject to applicable Law, each of the holders of Series D CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company to the other shareholders of the Company (for the purpose of this paragraph all the Series D CCPS shall be assumed as if have been converted to Equity Shares at the Conversion Factor).

3.	Term

Unless converted in accordance with the terms of this Schedule, the Articles of the Company and applicable Laws, the term of the Series D CCPS shall be a maximum of 10 (ten) years from the date of their issuance.

4.	Voting

4.1	From and after the issuance of the Series D CCPS, the voting rights of every holder of Series D CCPS on every resolution placed before the Company shall, to the extent permissible under applicable Law, be in proportion to the share capital that the Equity Shares held by such holder represent, assuming the Series D CCPS have been converted into Equity Shares of the Company on the basis of the Conversion Factor set out below.

4.2	From the date of conversion of the Series D CCPS, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series D CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series D CCPS in accordance with paragraph 5.2. Any Series D CCPS that have not been converted into the Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	Prior to the filing of the DRHP with SEBI in connection with the QIPO, or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series D CCPS (the “Maturity Date”),

in each case, in accordance with the terms of this Agreement.

5.2	Optional Conversion

(i)	The holders of the Series D CCPS shall severally have the right, at any time and from time to time at their sole option after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series D CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, Proparco, Helion, FC and IFC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice. The Series D CCPS will be convertible into Equity Shares of the Company at a conversion ratio of 1:1 (the “Conversion Factor”), without being required to pay any amount for such conversion. However, if the holders of Series D CCPS are unable to receive amounts equal to their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA (as applicable) on the basis of the Conversion Factor of 1:1 due to pricing restrictions under applicable Law, then each Series D CCPS shall be converted at such higher conversion ratio that will permit the holders of Series D CCPS to receive the amounts that they are entitled under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA as applicable; in which event the term ‘Conversion Factor’ shall be reckoned accordingly. For avoidance of doubts, the holders of Series D CCPS shall not be entitled to any proceeds over and above their entitlements under Clause 4.1, Clause 6.4, Clause 6.5 or Clause 9 of the SHA, irrespective of the Conversion Factor.

(ii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series D CCPS in respect of which the holders of the Series D CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series D CCPS shall convert into.

(iii)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

(A)	The conversion of the relevant Series D CCPS;

(B)	The cancellation of the share certificates representing such number of the Series D CCPS; and

(C)	The issuance and allotment of such number of Equity Shares of the Company that the Series D CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series D CCPS to evidence such holders of the Series D CCPS as the owners of the shares issued upon conversion of their respective Series D CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series D CCPS as the owners of the shares issued pursuant to the conversion of the relevant Series D CCPS as mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the shares to the holders of the Series D CCPS pursuant to such holders of the Series D CCPS exercising their rights in accordance with paragraph 5.1 and shall provide the holders of the Series D CCPS with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series D CCPS.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series D CCPS into shares, based on the Conversion Factor, if at any time after their issuance, the Company proposes to file a DRHP for a firmly underwritten issue of shares to the public if the shareholders of the Company have consented to the QIPO/IPO under the provisions of this Agreement. The Series D CCPS shall convert into Equity Shares of the Company at the Conversion Factor, immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the Series D CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, the QIPO/IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of this Agreement and shall undertake all necessary actions to ensure that the holders of the Series D CCPS are placed in the same position, and possess the same rights as set forth in this Schedule G, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

6.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of this Agreement, the holders of the Series D CCPS shall receive the Liquidation Preference in accordance with the terms of this Agreement and in the order of precedence set forth in this Agreement.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of this Agreement, the Series D CCPS shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in this Agreement. Notwithstanding the above, the holders of the Series D CCPS will also be entitled to the buy-back preferences in accordance with the terms of this Agreement and in order of preference set forth in this Agreement.

7.	Transferability

Subject to the terms of this Agreement, the Series D CCPS shall be freely transferable to any Person, and the holders of the Series D CCPS may assign all or any of the Series D CCPS and any rights attaching under the Agreement, without the prior consent of any Person.

SCHEDULE H- TERMS AND CONDITIONS OF DEG CCDS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Form and Status of DEG CCDs

Each of DEG CCDs shall have a face value of INR 1,000 (Indian Rupees One Thousand).

2.	Term

Unless converted in accordance with the terms of this Schedule H, the Articles of the Company and applicable Laws, the term of the DEG CCDs shall be a maximum of 10 (ten) years from their issuance. The date on which the DEG CCDs were issued and allotted to DEG shall be referred as “Subscription Closing Date”.

The Company agrees to maintain a sufficient number of authorised and unissued shares till the conversion of the DEG CCDs to permit the full conversion of the DEG CCDs in accordance with this Schedule.

3.	Interest

3.1	The DEG CCDs will bear interest at the rate of 5% (five percent) per annum upto the date of their conversion into Equity Shares of the Company in accordance with paragraph 4 below.

3.2	The interest will accrue for a period of 18 (eighteen) months from issuance of the DEG CCDs and will be paid at the end of this period, subject to applicable Law, followed by quarterly payments on the 15th (fifteenth) day of the relevant month of such quarterly payment until the date of conversion and the interest payable in respect of each calendar year shall be calculated by dividing the annual interest due by 365 (three hundred and sixty five). In relation to such interest payments, DEG shall provide its account details no later than 1 (one) month before the payment is due. If full interest payment cannot be made during an applicable period, due to any constraints including but not limited to regulatory constraints, then the unpaid interest payment will accrue and be paid in subsequent periods, compounded for the period of delay in payment.

3.3	If the dividend payout in any given financial year to the Shareholders or to the holders of Series A CCPS (as defined in the SHA) or to the holders of Series B CCPS (as defined in the SHA) or to the holders of Series C CCPS (as defined in this SHA) of the Company, whichever is highest, is more than 5% (five per cent) of the amount invested for such securities by the holder of those securities, then the holders of the DEG CCDs will be entitled to an additional interest which shall be equal to the difference between (a) the percentage return (on the amount invested) received by the holders of such Equity Shares or the holders of Series A CCPS or the holders of Series B CCPS or to the holders of Series C CCPS; and (b) the rate of interest received by the holder of the DEG CCDs for that financial year under the terms of paragraph 3.1.

4.	Conversion

4.1	The DEG CCDs shall be convertible into Equity Shares of the Company at the option of the holders of the DEG CCDs in accordance with paragraph 4.2. Any DEG CCDs that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	In accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the Subscription Closing Date in relation to the DEG CCDs (the “Maturity Date”),

in each case, in accordance with this SHA. Upon occurrence of any of the event under paragraph 4.1(i) and (ii) above the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2 (iv) below.

4.2	Optional Conversion

The holders of the DEG CCDs shall have the right, in the events set out in paragraph 4.2 (ii) of this Schedule after the Subscription Closing Date of DEG CCDs to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the DEG CCDs into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, IFC, Proparco, Helion and FC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of DEG CCDs shall be such that each DEG CCD will convert into such number of Equity Shares, so as to give the DEG CCD holders the DEG Required Return, without DEG being required to pay any amount for such conversion. For avoidance of all doubts, it is further clarified that the conversion price of each such DEG CCD shall not be less than the fair value determined in accordance with the pricing guidelines prescribed by the Reserve Bank of India on the date of issuance and allotment of the DEG CCDs, i.e. INR 971.06 (Indian Rupees Nine Hundred and Seventy One and Six paisa).

For purposes of this paragraph, the term “DEG Required Return” for the purposes of the DEG CCDs shall mean (aa) 16% (sixteen percent) IRR; or (bb) 18.4% (Eighteen point four Percent) IRR, in the event of conversion of the DEG CCDs into Equity Shares of the Company (a) in accordance with paragraph 4.1 (i) of this Schedule H, or (b) upon Transfer of the Equity Securities in terms of Clause 6.3.4 of the SHA, or (c) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (d) upon a Liquidation

Event B other than upon Transfer of all or more than 70% (seventy percent) in value of the Company’s Assets.

Provided that, if the DEG CCD holder receives any interest from the Company prior to conversion, the value of the same will be deducted from the DEG Required Return.

(b)	A valuation of the Company to enable conversion of the DEG CCDs in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1(ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2 (c) below;

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser; and

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO.

(c)	DEG shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by DEG for the purpose of paragraph 4.2(i)(c). Within 10 (ten) days of the date of the Conversion Notice, IFC, Helion, FC, DEG, Proparco, Company and Sponsors shall jointly agree to appoint one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to DEG in this respect. If DEG does not receive the aforesaid notice within the period of 10 days from the date of the Conversion Notice, then DEG shall have the right to select, in its sole discretion, one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion notice to do the valuation of the Company.

(ii)	The holders of the DEG CCDs will be entitled to exercise their conversion right in respect of the DEG CCDs just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the DEG CCDs in accordance with the terms of the SHA.

(c)	In the event holder of the DEG CCDs wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co-Sale Rights) of the SHA.

(d)	In the event holder of the DEG CCDs wishes to exercise its Co-Sale Right under Clause 6.3.4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the DEG CCDs wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right to the Investors) of the SHA.

(f)	In the event holder of the DEG CCDs wishes to exercise its right under Clause 6.5 (Drag Right of DEG, IFC and Proparco) of the SHA.

(g)	In the event holder of the DEG CCDs wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The conversion Notice shall be dated and shall set forth:

(a)	The number of DEG CCDs in respect of which the holders of the DEG CCDs are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the DEG CCDs shall convert into; and

(c)	The names of 2 of the Big Four Accounting Firms that are selected by DEG for the purpose of paragraph 4.2(i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company approve the following:

•	The conversion of such number of the DEG CCDs;

•	The cancellation of the certificates representing such number of DEG CCDs that are converted;

•	The issuance and allotment of such number of Equity Shares of the Company that the DEG CCDs shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the DEG CCDs to evidence such holders of the DEG CCDs as the owners of the Equity Shares issued upon conversion of such number of the DEG CCDs as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the DEG CCDs as the owners of the Equity Shares issued pursuant to the conversion of such number of the DEG CCDs as are mentioned in the Conversion Notice;

(d)

Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the DEG CCDs pursuant to such holders of the DEG CCDs exercising their rights in accordance with this paragraph 4 and shall provide the holders of the DEG CCDs with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the DEG CCDs.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the DEG CCDs into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the Subscription Closing Date, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to the QIPO or an IPO under the provisions of the SHA. The DEG CCDs shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO or an IPO which, prior to such filing, has necessitated the conversion of the DEG CCDs into Equity Shares of the Company; and

(b)	Within the Listing Date, (as defined in the SHA), the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market (as defined in the SHA) by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the SHA and shall undertake all necessary actions to ensure that the holders of the DEG CCDs are placed in the same position, and possess the same rights as set forth in this Schedule H, they had the benefit of immediately prior to the occurrence of the event set forth in (i) above.

5.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of the SHA, the holders of the DEG CCDs shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the DEG CCDs shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the DEG CCDs will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by DEG pursuant to the conversion of the DEG CCDs shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the DEG CCDs are converted into Equity Shares of the Company on or immediately prior and only in connection with DEG exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the DEG CCDs will be entitled to priority in terms of payment in the like manner as the DEG CCDs as set out in this paragraph 5.

6.	Transferability

Subject to the terms of the SHA, the DEG CCDs shall be freely transferable to any person and holders of the DEG CCDs may assign all or any of the DEG CCDs and any rights attaching thereto tinder the SHA, without the prior consent of any Person.

7.	Voting Rights

From and after the issuance of the DEG CCDs, DEG shall only be entitled to exercise voting rights on every resolution in respect of Schedule M placed before the Company on the basis of its shareholding in the Company on an As if Converted Basis subject to the terms of the SHA. Provided however that upon the transfer of the DEG CCDs in accordance with the terms of the SHA, the transferee of the DEG CCDs will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred DEG CCDs have been converted into Equity Shares of the Company on the basis of the conversion price as determined in paragraph 4.2(i) above.

From the date of conversion of the DEG CCDs, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

For the avoidance of doubt, it is hereby clarified, that DEG shall be entitled to exercise its voting rights as a debenture holder in the Company available to it under applicable Law.

SCHEDULE I- TERMS AND CONDITIONS OF IFC II CCDS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Form and Status of IFC II CCDs

Each IFC II CCD shall have a face value of INR 2,000 (Indian Rupees Two Thousand).

2.	Term

Unless converted in accordance with the terms of this Schedule I, the Articles of the Company and applicable Laws, the terms of the IFC II CCDs shall be a maximum of 10 (ten) years from their issuance. The date on which the IFC II CCDs were issued and allotted to IFC shall be referred as “CCD II Closing Date”.

The Company agrees to maintain a sufficient number of authorised and unissued shares till the conversion of the IFC II CCDs to permit the full conversion of the IFC II CCDs in accordance with this Schedule.

3.	Interest

3.1	IFC II CCDs shall not carry any annual interest; however, if any dividend payout is made in any given Financial Year to the Shareholders or the holders of any CCPS of the Company, whichever is higher, IFC II CCDs shall be entitled to interest/ dividend which shall be equal to the percentage return (on the amount invested) received by the holders of Equity Shares or the holders of such CCPS, as the case may be, for that financial year under the terms of the SHA.

4.	Conversion

4.1	The IFC II CCDs shall be convertible into Equity Shares of the Company at the option of the holders of the IFC II CCDs in accordance with paragraph 4.2. Any IFC II CCDs that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	In accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the CCDs II Closing Date in relation to the IFC II CCDs (the “Maturity Date”),

in each case, in accordance with this SHA. Upon occurrence of any of the event under paragraph 4.1(i) and (ii) above the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2 (iv) below.

4.2	Optional Conversion

The holders of the IFC II CCDs shall have the right, in the events set out in paragraph 4.2 (ii) of this Schedule 1 after the CCDs II Closing Date of IFC II CCDs to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the IFC II CCDs into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, Proparco, DEG, Helion and FC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of IFC II CCDs shall be such that IFC II CCDs will convert into such number of Equity Shares, so as to give IFC II CCDs holders the IFC II Required Return, without IFC being required to pay any amount for such conversion. For avoidance of all doubts, it is further clarified that the conversion price of each such IFC II CCDs shall not be less than the fair value determined in accordance with the pricing guidelines prescribed by the Reserve Bank of India on the date of issuance and allotment of the IFC II CCDs, i.e. INR 1,119.23 (Indian Rupees One Thousand One Hundred and Nineteen and Twenty Three Paisa).

For purposes of this paragraph, the term “IFC II Required Return” for the purposes of the IFC II CCDs shall mean (aa) 16% (sixteen percent) IRR; or (bb) 18.4% (Eighteen point four Percent) IRR, in the event of conversion of the IFC II CCDs into Equity Shares of the Company (a) in accordance with paragraph 4.1 (i) of this Schedule I, or (b) upon Transfer of the Equity Securities in terms of Clause 6.3.4 of the SHA, or (c) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (d) upon a Liquidation Event B other than upon Transfer of all or more than 70% (seventy percent) in value of the Company’s Assets.

Provided that, if the IFC II CCDs holder receives any interest from the Company prior to conversion, the value of the same will be deducted from the IFC II Required Return.

(b)	A valuation of the Company to enable conversion of the IFC II CCDs in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1 (ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2(i)(c) below; and

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser.

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO

(c)	IFC shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by IFC for the purpose of paragraph 4.2(i)(c). Within 10 days of the date of the Conversion Notice, IFC, Helion, FC, DEG, Proparco, Company and Sponsors shall jointly agree to appoint one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to IFC in this respect. If IFC do not receive the aforesaid notice within the period of 10 days from the date of the Conversion Notice, then IFC shall have the right to select, in its sole discretion, one of the 2 (two) Big Four Accounting firms mentioned in the Conversion notice to do the valuation of the Company.

(ii)	The holders of the IFC II CCDs will be entitled to exercise their conversion right in respect of the IFC II CCDs just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the IFC II CCDs in accordance with the terms of the SHA a.

(c)	In the event holder of the IFC II CCDs wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co Sale Rights) of the SHA.

(d)	In the event holder of the IFC II CCDs wishes to exercise its Co-Sale Right under Clause 6.3.4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the IFC II CCDs wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right to the Investors) of the SHA.

(f)	In the event holder of the IFC II CCDs wishes to exercise its right under Clause 6.5(Drag Right of IFC, DEG and Proparco) of the SHA.

(g)	In the event holder of the IFC II CCDs wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The conversion Notice shall be dated and shall set forth:

(a)	The number of IFC II CCDs in respect of which the holders of the IFC II CCDs are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the IFC II CCDs shall convert into; and

(c)	The names of 2 of the Big Four Accounting Firms that are selected by IFC for the purpose of paragraph 4.2(i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company approve the following:

•	The conversion of such number of the IFC II CCDs;

•	The cancellation of the certificates representing such number of IFC II CCDs that are converted;

•	The issuance and allotment of such number of Equity Shares of the Company that the IFC II CCDs shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the IFC II CCDs to evidence such holders of the IFC II CCDs as the owners of the Equity Shares issued upon conversion of such number of the IFC II CCDs as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the IFC II CCDs as the owners of the Equity Shares issued pursuant to the conversion of such number of the IFC II CCDs as are mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the IFC II CCDs pursuant to such holders of the IFC II CCDs exercising their rights in accordance with this paragraph 4 and shall provide the holders of the IFC II CCDs with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the IFC II CCDs.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the IFC II CCDs into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the CCDs II Closing Date, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to the QIPO or an IPO under the provisions of the SHA. The IFC II CCDs shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO or an IPO which, prior to such filing, has necessitated the conversion of the IFC II CCDs into Equity Shares of the Company; and

(b)	Within the Listing Date, (as defined in the SHA), the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market (as defined in the SHA) by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the SHA and shall undertake all necessary actions to ensure that the holders of the IFC II CCDs are placed in the same position, and possess the same rights as set forth in this Schedule I, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

5.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries (as defined in the SHA) and in accordance with the terms of the SHA, the holders of the IFC II CCDs shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the IFC II CCDs shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the IFC II CCDs will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by IFC pursuant to the conversion of the IFC II CCDs shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the IFC II CCDs are converted into Equity Shares of the Company on or immediately prior and only in connection with IFC exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the IFC II CCDs will be entitled to priority in terms of payment in the like manner as the IFC II CCDs as set out in this paragraph 5.

6.	Transferability

Subject to the terms of the SHA, the IFC II CCDs shall be freely transferable to any person and holders of the IFC II CCDs may assign all or any IFC II CCDs and any rights attaching thereto under the SHA, without the prior consent of any Person.

7.	Voting Rights

From and after the issuance of the IFC II CCDs, IFC shall only be entitled to exercise voting rights on every resolution in respect of Schedule M placed before the Company on the basis of its shareholding in the Company on an As if Converted Basis subject to the terms of the SHA. Provided however that upon the transfer of the IFC II CCDs in accordance with the terms of the SHA, the transferee of the IFC II CCDs will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred IFC II

CCDs have been converted into Equity Shares of the Company on the basis of the conversion price as determined in paragraph 4.2(i) above.

From the date of conversion of the IFC II CCDs, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

For the avoidance of doubt, it is hereby clarified, that IFC shall be entitled to exercise its voting rights as a debenture holder in the Company available to it under applicable Law.

SCHEDULE J- TERMS AND CONDITIONS OF SERIES E CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series E CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Term

Unless converted in accordance with the terms of this Schedule J, the Articles of the Company and applicable Laws, the term of the Series E CCPS shall be a maximum of 10 (ten) years from their issuance.

The Company agrees to maintain a sufficient number of authorised and unissued shares till the conversion of the Series E CCPS to permit the full conversion of the Series E CCPS in accordance with this Schedule.

3.	Dividend

3.1	Each of the holders of Series E CCPS shall be entitled to payment of 5% (five percent) non-cumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series E CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend to any shareholder.

3.2	If the dividend payout in any given financial year to the Shareholders or to the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and Series H CCPS (as defined in this SHA) of the Company, whichever is highest, is more than 5% (five percent) of the amount invested for such securities by the holder of those securities, then the holders of the Series E CCPS will be entitled to an additional dividend which shall be equal to the difference between (a) the percentage return (on the amount invested) received by the holders of such Equity Shares or the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS or Series H CCPS and (b) the rate of dividend received by the holder of the Series E CCPS for that Financial Year under the paragraph 3.1 above. It is clarified that in case the Company declares dividends to the holders of Equity Shares, Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and/or Series H CCPS, the holders of Series E CCPS shall be entitled to receive dividends simultaneous with the holders of Equity Shares, Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and/or Series H CCPS in the manner set out above.

4.	Conversion

4.1	The Series E CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series E CCPS in accordance with paragraph 4.2. Any

Series E CCPS that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	in accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series E CCPS (the “Maturity Date”),

in each case, in accordance with this SHA. Upon occurrence of any of the event under paragraph 4.1(i) and (ii) above the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2 (iv) below.

4.2	Optional Conversion

The holders of the Series E CCPS shall have the right, in the events set out in paragraph 4.2 (ii) of this Schedule J after the Proparco Closing Date-1 to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the Series E CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, IFC, Helion, DEG and FC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of Series E CCPS shall be such that each Series E CCPS will convert into such number of Equity Shares, so as to give the Series E CCPS holders the Proparco Required Return -1, without Proparco being required to pay any amount for such conversion. For avoidance of all doubts, it is further clarified that the conversion price of each such Series E CCPS shall not be less than the fair value determined in accordance with the pricing guidelines prescribed by the Reserve Bank of India on the date of issuance and allotment of the Series E CCPS, i.e. INR 3,392 (Indian Rupees Three Thousand Three Hundred and Ninety Two).

For purposes of this paragraph, the term “Proparco Required Return -1” for the purposes of the Series E CCPS shall mean (aa) 15% (fifteen percent) IRR; or (bb) 17% (seventeen percent) IRR, in the event of conversion of the Series E CCPS into Equity Shares of the Company (a) in accordance with paragraph 4.1(i) of this Schedule J, or (b) upon Transfer of the Equity Securities in terms of Clause 6.3.4 of the SHA, or (c) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (d) upon a Liquidation Event B other than upon Transfer of all or more than 70% (seventy percent) in value of the Company’s Assets.

Provided that, if the Series E CCPS holder receives any dividend from the Company prior to conversion, the amount of dividends received by the holders of Series E CCPS will be deducted from the Proparco Required Return-1. It is clarified that the amount of dividends for the purposes of preceding sentence shall be considered net of Taxes, i.e. after deducting any Taxes deducted or paid on such dividends by the Company.

(b)	A valuation of the Company to enable conversion of the Series E CCPS in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1 (ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2(i)(c) below;

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser; and

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO.

(c)	Proparco shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by Proparco for the purpose of paragraph 4.2(i)(b). Within 10 days of the date of the Conversion Notice, IFC, Helion, FC, DEG, Company and Sponsors shall jointly agree to appoint one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to Proparco in this respect. If Proparco does not receive the aforesaid notice within the period of 10 days from the date of the Conversion Notice, then Proparco shall have the right to select, in its sole discretion, one of the 2 (two) Big Four Accounting firms mentioned in the Conversion notice to do the valuation of the Company.

(ii)	The holders of the Series E CCPS will be entitled to exercise their conversion right in respect of the Series E CCPS just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the Series E CCPS in accordance with the terms of the SHA.

(c)	In the event holder of the Series E CCPS wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co Sale Rights) of the SHA.

(d)	In the event holder of the Series E CCPS wishes to exercise its Co-Sale Right under Clause 6.3.4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the Series E CCPS wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right to the Investors) of the SHA.

(f)	In the event holder of the Series E CCPS wishes to exercise its right under Clause 6.5 (Drag Right of IFC, DEG and Proparco) of the SHA.

(g)	In the event holder of the Series E CCPS wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The conversion Notice shall be dated and shall set forth:

(a)	The number of Series E CCPS in respect of which the holders of the Series E CCPS are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the Series E CCPS shall convert into; and

(c)	The names of 2 of the Big Four Accounting Firms that are selected by Proparco for the purpose of paragraph 4.2(i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company approve the following:

•	The conversion of such number of the Series E CCPS;

•	The cancellation of the certificates representing such number of Series E CCPS that are converted;

•	The issuance and allotment of such number of Equity Shares of the Company that the Series E CCPS shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series E CCPS to evidence such holders of the Series E CCPS as the owners of the Equity Shares issued upon conversion of such number of the Series E CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series E CCPS as the owners of the Equity Shares issued pursuant to the conversion of such number of the Series E CCPS as are mentioned in the Conversion Notice;

(d)

Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the Series E CCPS pursuant to such holders of the Series E CCPS exercising their rights in accordance with this paragraph 4 and shall provide the holders of the Series E CCPS with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series E CCPS.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series E CCPS into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the Proparco Closing Date-1, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to such QIPO or an IPO under the provisions of the SHA. The Series E CCPS shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO or an IPO which, prior to such filing, has necessitated the conversion of the Series E CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, (as defined in the SHA), the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market (as defined in the SHA) by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the SHA and shall undertake all necessary actions to ensure that the holders of the Series E CCPS are placed in the same position, and possess the same rights as set forth in this Schedule J, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

5.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries (as defined in the SHA) and in accordance with the terms of the SHA, the holders of the Series E CCPS shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the Series E CCPS shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the Series E CCPS will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by Proparco pursuant to the conversion of the Series E CCPS shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the Series E CCPS are converted into Equity Shares of the Company on or immediately prior and only in connection with Proparco exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the Series E CCPS will be entitled to priority in terms of payment in the like manner as the Series E CCPS as set out in this paragraph 5.

6.	Transferability

Subject to the terms of the SHA, the Series E CCPS shall be freely transferable to any person and holders of the Series E CCPS may assign all or any of the Series E CCPS and any rights attaching thereto under the Transaction Documents, without the prior consent of any Person.

7.	Voting Rights

From and after the issuance of the Series E CCPS, Proparco shall only be entitled to exercise voting rights on every resolution in respect of Schedule M placed before the Company on the basis of its shareholding in the Company on an As if Converted Basis subject to the terms of the SHA. Provided however that upon the transfer of the Series E CCPS in accordance with the terms of the SHA, the transferee of the Series E CCPS will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred Series E CCPS have been converted into Equity Shares of the Company on the basis of the conversion price as determined in paragraph 4.2(i) above.

From the date of conversion of the Series E CCPS, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

SCHEDULE K– IFC POLICY COVENANTS

1.	DEFINITIONS:

1.1	The definitions used in Clause 1 of this Agreement shall apply to this Schedule.

1.2	For the purposes of this Schedule, the following terms (which have not been defined in Clause 1 of this Agreement) shall have the following meanings:

“Action Plan” means the plan or plans developed by the Company or its Subsidiaries, a sample copy of which is attached as Annex B to this Schedule (Action Plan), setting out the specific social and environmental measures to be undertaken by the Company, to enable the Company’s Operations to be constructed, equipped and operated in compliance with the Performance Standards;

“Annual Monitoring Report” the annual monitoring report to be submitted to IFC within 90 days after the end of each Financial Year, in the form and substance acceptable to IFC, setting out the specific social, environmental and developmental impact information to be provided by the Company in respect of its Operations, as such form of Annual Monitoring Report may be amended or supplemented from time to time with IFC’s consent;

“Applicable S&E Law” means all applicable statutes, laws, ordinances, rules and regulations of India, including, without limitation, any license, permit or other governmental Authorization setting standards concerning environmental, social, labour, health and safety or security risks of the type contemplated by the Performance Standards or imposing liability for the breach thereof;

“CAO” means the Compliance Advisor Ombudsman, the independent accountability mechanism for IFC that responds to environmental and social concerns of affected communities and aims to enhance outcomes;

“Material Adverse Effect” means a material adverse effect on:

(a)	the Company’s or any of its Subsidiaries’ Assets or properties;

(b)	the Company’s or any of its Subsidiaries’ business prospects or financial condition;

(c)	the carrying on of the Company’s or any of its Subsidiaries’ business or operations; or

(d)	the ability of the Company to comply, and ensure that each of its Subsidiaries complies, with its obligations under this Agreement, any other Transaction Document to which it is a party or the Company’s and in the case of each of its Subsidiaries, such Subsidiary’s Memorandum and Articles of the Company;

(e)	the ability of the Sponsors to comply with its obligations under this Agreement or any other Transaction Documents to which it is a party;

“Operations” the operations, activities and facilities of the Company and its Subsidiaries (including the design, construction, operation, maintenance, management and monitoring thereof) as applicable in India;

“MW” means mega-watts;

“Performance Standards” means IFC’s Performance Standards on Social & Environmental Sustainability, dated 1st January 2012, copies of which have been delivered to and receipt of which has been acknowledged by the Company pursuant to the letter dated 4th June 2015;

“Related Party” means any Person: (a) that holds a material interest in the Company or any Subsidiary; (b) in which the Company or any Subsidiary holds a material interest; (c) that is otherwise an Affiliate of the Company; (d) who serves (or has within the past twelve (12) months served) as a director, officer or employee of the Company; or (e) who is a member of the family of any individual included in any of the foregoing. For the purpose of this definition, “material interest” shall mean a direct or indirect ownership of shares representing at least 1% (one percent) of the outstanding voting power or equity of the Company or any Subsidiary;

“Relevant Parties” means the Company, the Sponsors, and each of the other Shareholders of the Company that agrees to become a party to this Agreement pursuant to a Deed of Adherence;

“S&EA” means the social and environmental assessment prepared by the Company or its Subsidiaries in accordance with the Performance Standards and the Action Plan including but not limited to: audit report on the status of compliance of the existing (and under construction) solar power plant with IFC Performance Standards; social and environmental impact assessments including a Social and Environmental Management Plan (SEMP) and community engagement plan, which is consistent with IFC Performance Standards; and social and environmental impact assessment and mitigation plans developed as per the requirements of the S&E Management System;

“S&E Management System” means the Company’s social and environmental management system, including but not limited to corporate-wide applicable S&E Management System acceptable to IFC, which includes all the elements discussed in the ESRS and is consistent with the Performance Standards, and the HR Policies and Procedures, both to be implemented in accordance with the schedule detailed in the Action Plan and enabling the Company to identify, asses and manage risks in respect of its Operations on an ongoing basis and in accordance with the Performance Standards;

“Sanctionable Practice” means any Corrupt Practice, Fraudulent Practice, Coercive Practice, Collusive Practice, or Obstructive Practice, as those terms are interpreted in accordance with the Anti-Corruption Guidelines attached to this Agreement as Annex A to this Schedule (Anti-Corruption Guidelines for IFC Transactions);

2.	REPORTING COVENANTS

2.1	The Company shall promptly notify IFC upon becoming aware of any: (i) litigation or investigations or proceedings which have or may reasonably be expected to have a Material Adverse Effect; or (ii) any criminal investigations or proceedings against the Company or any Related Party, and any such notification shall specify the nature of the action or proceeding and any steps that the Company proposes to take in response to the same.

2.2	Upon IFC’s request, and with reasonable prior notice to the Company, the Company shall permit representatives of IFC and the CAO, during normal office hours, to:

(a)	visit any of the sites and premises where the business of the Company or its Subsidiaries is conducted;

(b)	inspect any of the sites, facilities, plants and equipment of the Company or its Subsidiaries;

(c)	have access to the books of account and all records of the Company and its Subsidiaries; and

(d)	have access to those employees, agents, contractors and subcontractors of the Company and its Subsidiaries who have or may have knowledge of matters with respect to which IFC or the CAO seeks information;

provided that: (A) no such reasonable prior notice shall be necessary if special circumstances so require; and (B) in the case of the CAO, such access shall be for the purpose of carrying out the CAO’s Role.

2.3	The Company shall and shall ensure that each of its Subsidiaries shall:

(a)	within 90 (ninety) days after the end of each Financial Year, deliver to IFC, the Annual Monitoring Report consistent with the requirements of this Agreement confirming compliance with the Action Plan, the social and environmental covenants of this Agreement and Applicable S&E Law or, as the case may be, identifying any non- compliance or failure, and the actions being taken to remedy any such deficiency;

(b)	within 3 (three) days after its occurrence, notify IFC of any social, labor, health and safety, security or environmental incident, accident or circumstance having, or which could reasonably be expected to have, any material adverse social and/or environmental impact or any material adverse impact on the implementation or operation of the Operations in compliance with the Performance Standards, specifying in each case the nature of the incident, accident, or circumstance and the impact or effect arising or likely to arise therefrom, and the measures the Company or the relevant Subsidiary, as applicable, is taking or plans to take to address them and to prevent any future similar event; and keep IFC informed of the on-going implementation of those measures.

3.	OTHER COVENANTS

3.1	The following covenants will continue to apply in the manner set out below till the time IFC holds Equity Securities or any other financial interest in the Company.

(a)	Sanctionable Practices:

(i)	Each of the Relevant Parties hereby agrees that it shall not engage in (nor authorize or permit any Affiliate or any other Person acting on its behalf to engage in) any Sanctionable Practice with respect to any shareholding in the Company or any Operations;

(ii)	Each of the Relevant Parties further covenants that should it become aware of any violation of paragraph 3.1(a)(i), it shall promptly notify IFC; and

(iii)	If IFC notifies the Company and/or any other Relevant Party of its concern that there has been a violation of paragraph 3.1(a)(i), the Company and any other such Relevant Party shall cooperate in good faith with IFC and its representatives in determining whether such a violation has occurred, and shall respond promptly and in reasonable detail to any notice from IFC, and shall furnish documentary support for such response upon IFC’s request.

(b)	Affirmative Environmental Covenants: The Company shall and shall ensure that each of its Subsidiaries shall:

(i)	implement the Action Plan and undertake the Operations in compliance with the Applicable S&E Law, Performance Standards and Applicable S&E Law; and

(ii)	appoint and maintain in a position of responsibility, an appropriately qualified and experienced S&E Management System manager for oversight of management of S&E Management System aspects across all of the Operations (including its Subsidiaries) and to ensure consistent application of the S&E Management System;

(iii)	ensure implementation of the mitigation and management plans developed based on the outcome of the S&EA;

(iv)	ensure the implementation and continuing operation of the S&E Management System;

(v)	not undertake or invest in any Person engaged in any of the prohibited activities listed in Annex C to this Schedule.

(vi)	periodically review the form of the Annual Monitoring Report and advise IFC as to whether revision of the form is necessary or appropriate in light of changes to the Operations and revise the form of the S&E Performance Report, if applicable, with the prior written consent of IFC.

(c)	Negative Environmental Covenant: The Company shall not amend the Action Plan in any material respect without the prior written consent of IFC.

(d)	UN Security Council Resolutions: The Company shall not and shall ensure that each of its Subsidiaries shall not enter into any transaction or engage in any activity prohibited by any resolution of the United Nations Security Council under Chapter VII of the United Nations Charter.

(e)	Shell Banks: The Company shall not and shall ensure that each of its Subsidiaries shall not conduct business or enter into any transaction with, or transmit any funds through, a Shell Bank.

(f)	Insurance: The Company shall, at all times, maintain a directors and officers liability insurance policy to IFC Nominee Director, providing adequate and customary coverage with a financially sound and reputable insurer or insurers.

ANNEX A TO SCHEDULE K

ANTI-CORRUPTION GUIDELINES FOR IFC TRANSACTIONS

The purpose of these Guidelines is to clarify the meaning of the terms “Corrupt Practice”, “Fraudulent Practice”, “Coercive Practice”, “Collusive Practice” and “Obstructive Practice” in the context of IFC operations.

1.	Corrupt Practices

A “Corrupt Practice” is the offering, giving, receiving or soliciting, directly or indirectly, of anything of value to influence improperly the actions of another party.

Interpretation

A.	Corrupt practices are understood as kickbacks and bribery. The conduct in question must involve the use of improper means (such as bribery) to violate or derogate a duty owed by the recipient in order for the payer to obtain an undue advantage or to avoid an obligation. Antitrust, securities and other violations of law that are not of this nature are excluded from the definition of corrupt practices.

B.	It is acknowledged that foreign investment agreements, concessions and other types of contracts commonly require investors to make contributions for bona fide social development purposes or to provide funding for infrastructure unrelated to the project. Similarly, investors are often required or expected to make contributions to bona fide local charities. These practices are not viewed as Corrupt Practices for purposes of these definitions, so long as they are permitted under local law and fully disclosed in the payer’s books and records. Similarly, an investor will not be held liable for corrupt or fraudulent practices committed by entities that administer bona fide social development funds or charitable contributions.

C.	In the context of conduct between private parties, the offering, giving, receiving or soliciting of corporate hospitality and gifts that are customary by internationally-accepted industry standards shall not constitute corrupt practices unless the action violates applicable Law.

D.	Payment by private sector persons of the reasonable travel and entertainment expenses of public officials that are consistent with existing practice under relevant law and international conventions will not be viewed as Corrupt Practices.

E.	The World Bank Group[1] does not condone facilitation payments. For the purposes of implementation, the interpretation of “Corrupt Practices” relating to facilitation payments will take into account relevant law and international conventions pertaining to corruption.

[1]	The “World Bank” is the International Bank for Reconstruction and Development, an international organization established by Articles of Agreement among its member countries and the “World Bank Group” refers to the International Bank for Reconstruction and Development, the International Development

2.	Fraudulent Practices

A “Fraudulent Practice” is any action or omission, including a misrepresentation that knowingly or recklessly misleads, or attempts to mislead, a party to obtain a financial or other benefit or to avoid an obligation.

Interpretation

A.	An action, omission, or misrepresentation will be regarded as made recklessly if it is made with reckless indifference as to whether it is true or false. Mere inaccuracy in such information, committed through simple negligence, is not enough to constitute a “Fraudulent Practice” for purposes of this Agreement.

B.	Fraudulent Practices are intended to cover actions or omissions that are directed to or against a World Bank Group entity. It also covers Fraudulent Practices directed to or against a World Bank Group member country in connection with the award or implementation of a government contract or concession in a project financed by the World Bank Group. Frauds on other third parties are not condoned but are not specifically sanctioned in IFC, MIGA, or PRG operations. Similarly, other illegal behaviour is not condoned, but will not be considered as a Fraudulent Practice for purposes of this Agreement.

3.	Coercive Practices

A “Coercive Practice” is impairing or harming, or threatening to impair or harm, directly or indirectly, any party or the property of the party to influence improperly the actions of a party.

Interpretation

A.	Coercive Practices are actions undertaken for the purpose of bid rigging or in connection with public procurement or government contracting or in furtherance of a Corrupt Practice or a Fraudulent Practice.

B.	Coercive Practices are threatened or actual illegal actions such as personal injury or abduction, damage to property, or injury to legally recognizable interests, in order to obtain an undue advantage or to avoid an obligation. It is not intended to cover hard bargaining, the exercise of legal or contractual remedies or litigation.

4.	Collusive Practices

A “Collusive Practice” is an arrangement between two or more parties designed to achieve an improper purpose, including to influence improperly the actions of another party.

Interpretation

Collusive Practices are actions undertaken for the purpose of bid rigging or in connection with public procurement or government contracting or in furtherance of a Corrupt Practice or a Fraudulent Practice.

5.	Obstructive Practices

An “Obstructive Practice” is (i) deliberately destroying, falsifying, altering or concealing of evidence material to the investigation or making of false statements to investigators, in order to materially impede a World Bank Group investigation into allegations of a corrupt, fraudulent, coercive or collusive practice, and/or threatening, harassing or intimidating any party to prevent it from disclosing its knowledge of matters relevant to the investigation or from pursuing the investigation, or (ii) an act intended to materially impede the exercise of IFC’s access to contractually required information in connection with a World Bank Group investigation into allegations of a corrupt, fraudulent, coercive or collusive practice.

Interpretation

Any action legally or otherwise properly taken by a party to maintain or preserve its regulatory, legal or constitutional rights such as the attorney-client privilege, regardless of whether such action had the effect of impeding an investigation, does not constitute an Obstructive Practice.

General Interpretation

A person should not be liable for actions taken by unrelated third parties unless the first party participated in the prohibited act in question.

It is hereby understood and agreed that the rules of interpretation in Schedule K shall not be applicable with respect to the Company’s and Sponsors obligations to Proparco.

ANNEX B TO SCHEDULE K

ACTION PLAN

#	Action	Completion date

1.

•       The Company will implement a corporate-wide applicable S&E Management System acceptable to IFC, which includes all the elements discussed in the Environmental and Social Review Summary and which is consistent with IFC’s Performance Standards. This ESMS will be implemented across all its projects

Ongoing

• Complete full documentation of the above mentioned S&E Management System both a corporate and individual project level, which is acceptable to IFC.

• Full Implementation of the S&E Management System in Azure Power projects and operations.

2.	The Company will appoint an appropriately qualified and experienced S&E Management System manager for oversight of management of S&E Management System aspects across all of the Company’s operations (including its subsidiary companies) and to ensure consistent application of the S&E Management System.	Ongoing

3.	• The Company will update and ensure full implementation of its HR Policies and Procedures Manual, which is consistent with IFC’s Performance Standard 2 (PS2), 2012.	Ongoing

4.	Where relevant and applicable (and as assessed in the ESIA) agree with the affected communities in all the projects, measures for mitigation of impact in accordance with IFC Performance Standard 5.	Ongoing and as applicable

5.	Implement procedures at all its under-construction and operating projects to ensure: (a) construction contractors are in full compliance with applicable labor laws; (b) occupational health and safety status at the site conforms to good international industry practices; (c) appropriate facilities and amenities are provided to construction workers at the project site; and (d) appropriate amenities and facilities are provided to workers residing in labor camps.	Ongoing and as applicable

#	Action	Completion date

6.	The Company will provide to IFC information and audit report on the status of compliance of the existing (and under construction) solar power plant with IFC Performance Standards.	Ongoing

7.	Complete and make available to IFC for review, a Social and Environmental Assessment (SEA) including a Social and Environmental Management Plan (SEMP) and community engagement plan, which is consistent with IFC Performance Standard for all its planned projects.	Ongoing and as applicable

ANNEX C TO SCHEDULE K

PROHIBITED ACTIVITIES

•	Production or activities involving harmful or exploitative forms of forced labor2/harmful child labor.[3]

•	Production or trade in any product or activity deemed illegal under host country laws or regulations or international conventions and agreements.

•	Production or trade in weapons and munitions.[4]

•	Production or trade in alcoholic beverages (excluding beer and wine).

•	Production or trade in tobacco

•	Gambling, casinos and equivalent enterprises.

•	Trade in wildlife or wildlife products regulated under Convention on International Trade in Endangered Species of Wild Fauna and Flora.

•	Production or trade in radioactive materials.[5]

•	Production or trade in or use of unbonded asbestos fibres.[6]

[2]	Forced labor means all work or service, not voluntarily performed, that is extracted from an individual under threat of force or penalty.
[3]	Harmful child labor means the employment of children that is economical exploitive, or is likely to be hazardous to, or to interfere with, the child’s education, or to be harmful to the child’s health, or physical, mental, spiritual, moral, or social development.
[4]	These activities are prohibited only if a Portfolio Company is substantially involved in such activities, i.e. the activity is not considered ancillary to such portfolio Company’s primary operations.
[5]	This does not apply to the purchase of medical equipment, quality control (measurement) equipment and any equipment where IFC considers the radioactive source to be trivial and/or adequately shielded.
[6]	This does not apply to the purchase and use of bonded asbestos cement sheeting where the asbestos content is <20%.

SCHEDULE L – APGL CONSENT RIGHTS

Certain corporate actions by the Company or any of its Subsidiaries shall require the consent of APGL, including:

1)	amendment to the Memorandum and Articles of the Company or any Subsidiary in: (a) in any material manner; or (b) in any way which may alter or change the rights, privileges or preferences of the Equity Securities held by APGL;

2)	change in the designations, powers, rights, preferences or privileges, or the qualifications, limitations or restrictions on Equity Securities held by APGL;

3)	creation, authorization or issuance of any Equity Shares in the capital of the Company, or Share Equivalents in the Company whether having a structural or legal preference over, or ranking pari passu with, the Equity Securities held by APGL;

4)	authorize or undertake any arrangement for the disposal of any shares of any Subsidiary that results in the Company owning (directly or indirectly) less than 100% (one hundred per cent) of any Subsidiary;

5)	any amalgamation, merger, consolidation, reconstitution, restructuring or similar transaction that results in a change in control of the Company or any Subsidiary;

6)	any sale or disposal of Assets of a cumulative amount of USD 5,000,000 (United States Dollar Five Million) or more within a consecutive period of 12 (twelve) months (other than pursuant to charge(s) on Assets created for securing borrowing(s) approved under paragraph 9 of Schedule M of the Agreement);

7)	any sale or disposal of Assets of value more than USD 5,000,000 (United States Dollar Five Million) (other than pursuant to charge(s) on Assets created for securing borrowing(s) approved under paragraph 9 of Schedule M of the Agreement);

8)	authorize or undertake any Liquidation Event A or Liquidation Event B with respect to the Company or any of its Subsidiaries;

9)	authorize or undertake any listing, including a QIPO, other than any offering, any delisting of the Equity Securities of the Company or any Subsidiary, or creating any new Subsidiary;

10)	authorize or undertake any reduction of capital or share repurchase, other than any buyback by the Company under Clauses 9 of the SHA, repurchase of Equity Securities issued to or held by Employees, officers, directors or consultants of the Company or its Subsidiaries pursuant to an employee stock plan approved by the Board of the Company;

11)	any change to the Business of the Company or to the business of any of its Subsidiaries;

12)	any change in the number of Directors of the Board other than as provided in this Agreement or any change to the committees of the Board, other than as provided in this Agreement;

13)	giving of any guarantee or comfort letter by the Company or any Subsidiary to any Person that is not in relation to securing project finance, working capital limits or non fund based facilities availed for solar power projects of the Company or any Subsidiary;

14)	declaring any dividend or making any other distribution to Shareholders other than as provided in this Agreement;

15)	entry into, amendment or termination of any agreement or commitment which imposes or is likely to impose obligations on the Company to make payments or otherwise incur liabilities exceeding the budget approved by the Board except automatic authorization to the CEO in accordance with point I under Schedule M;

16)	Transfer of the Equity Securities held by any Shareholder, otherwise than in the manner permitted by the Transaction Documents;

17)	appointment or removal of the statutory auditors or internal auditors of the Company;

18)	amendments to any ESOP plan approved by the Company in accordance with the terms of this Agreement;

19)	changes to accounting or tax compliance policies or practices;

20)	constituting a committee of the Board or delegation of the powers of the Board to any committee or sub-committee;

21)	incurring any single item of capital expenditure (including acquiring a business or asset) greater than INR 10,000,000 (Indian RupeesTen Million); and

22)	any commitment or agreement or delegation of powers to do any of the foregoing.

SCHEDULE M– APGL CONSENT RIGHTS

The following corporate actions of the Company or any of its Subsidiaries shall require the consent of APGL:

1)	approving or amending of the Annual Business Plan and Budget with automatic authorization to the CEO to exceed expenditure by a maximum of 10% (ten per cent);

2)	establishment of a new power plant or entering into a new power purchase agreement or amendment to any existing power purchase agreement entered into by the Company, except where the amendment has no material implications, including on tariff, termination, security package such as, but not limited to, letter of consent/default escrow agreements, parties and duration of the power purchase agreement;

3)	redeeming or buying back shares upon termination of a restricted stock purchase agreement of an officer, Employee or Director or consultant and buying back unvested shares held by the Sponsors and Employees of the Company;

4)	appointment or removal and determination of the terms of employment (including remuneration) of Key Managerial Personnel;

5)	giving any loans to the Key Managerial Personnel and Directors;

6)	giving of any guarantee or comfort letter by the Company or any Subsidiary to any Person that is in relation to securing project finance, working capital limits or non fund based facilities availed for solar power projects of the Company or any Subsidiary;

7)	approval or any employee or consultant stock option;

8)	changes in the Financial Year for preparation of audited accounts;

9)	borrowing in excess of INR 5,000,000 (Indian Rupees Five Million) and/or creating any charge on Assets for securing such borrowings;

10)	any sale of all or substantially all the IP Rights of the Company;

11)	entering into or varying any material contracts;

12)	changing the status of a company from a private company to a public company; and

13)	entering into any agreement, arrangement or transaction with any Shareholder or Director or Sponsors and/or their Affiliates, other than non-material agreements having a term of less than one (1) year that are negotiated on an arm’s-length basis in the ordinary course of business and contemplated by the Annual Business Plan and Budget; and

14)	any commitment or agreement or delegation of powers to do any of the foregoing.

SCHEDULE N - DEG EXCLUSION LIST

1.	Production or trade in any product or activity deemed illegal under host country laws or regulations or international conventions and agreements, or subject to international bans, such as pharmaceuticals, pesticides/herbicides, chemicals, ozone depleting substances, PCB’s wildlife or products regulated under CITES.

2.	Business relating to pornography or prostitution.

3.	Production and distribution of racist, anti-democratic and/or neo-nazi media.

4.	Cross-border trade in waste and waste products unless complaint to the Basel Convention and the underlying regulations.

5.	Production or trade in weapons and munitions.

6.	Production or trade in alcoholic beverages (excluding beer and wine).

7.	Production or trade in tobacco.

8.	Gambling, casinos and equivalent enterprises.

9.	Production or trade in radioactive materials. This does not apply to the purchase of medical equipment, quality control (measurement) equipment and any equipment where a Supranational Investor considers the radioactive source to be trivial and/or adequately shielded.

10.	Production or trade in unbounded asbestos fibers. This does not apply to purchase and use of bonded asbestos cement sheeting where the asbestos content is less than 20%.

11.	Drift net fishing in the marine environment using nets in excess of 2.5km. in length.

12.	Production or activities involving harmful or exploitative forms of forced labor/harmful child labor.

13.	Destruction[7] of Critical habitats[8]

14.	Commercial logging operations for use in primary tropical moist forest.

15.	Production or trade in wood or other forestry products other than from sustainably managed forest.

[7]	Destruction mans the (10 elimination or serve diminution of the integrity of a habitat caused by a major, long-term change in land or water use or (2) modification of a habitat in such a way that habitat’s ability to maintain its role (se footnote 10) is lost.
[8]	Critical habitat is a subset of both natural and modified habitat that deserves particulars attention. Critical habitat includes areas with high biodiversity value that meet the criteria of the World Conservation Union (IUCN) classification, including habitat required for the survival of critically endangered or endangered species as defined by the IUCN Red List of Threatened Species or as defined in any national legislation: areas having special significance for endemic or restricted-range species; sites that are critical for the survival of migratory species; areas supporting globally significant concentrations or numbers of individuals of congregatory species; areas with unique assemblages of species or which are associated with key evolutionary processes or provide key ecosystem services; and areas having biodiversity of significant social, economic or cultural importance to local communities. Primary Forest or forests of High Conservation Value shall be considered Critical Habitats.

SCHEDULE O - PROPARCO POLICY COVENANTS

1.	Representations

The Company and the Sponsors represent that the equity, quasi equity and shareholders loans’ accounts invested in the Company and its Subsidiaries or in their Operations are not of Illicit Origin.

The Company and the Sponsors represent that, in the 5 (Five) years preceding the date of this Agreement, no res judicata decision, sentence, or order has been pronounced against the Company or its Subsidiaries in relation to any Corrupt Practice or Fraudulent Practice or any Anti-Competitive Practice.

2.	Undertakings

The Company and the Sponsors undertake that the Company and its Subsidiaries will:

i.	not enter into Business Relationships with persons or entities which appear on any of the Financial Sanctions Lists.

ii.	Not finance, buy or provide, materials or sectors subject to United Nations, European Union or French Embargo and/or shall not engage in any sectors under United Nations, European Union or French Embargo.

iii.	and ensure that the Company’s and each of its Subsidiary’s equity, quasi equity and shareholders loans’ accounts are not and will not be of Illicit Origin.

iv.	and ensure that the Company’s and each of its Subsidiary’s activities will not give rise to Corrupt Practice, Fraudulent Practice or Anti-Competitive Practices.

v.	as soon as it becomes aware of any Corrupt Practice, Fraudulent Practice or Anticompetitive Practice or such alleged practices, inform Proparco without any delay and take all necessary preliminary steps to remedy the alleged Corrupt Practice, Fraudulent Practice or Anti-Competitive Practice to the satisfaction of Proparco within the time limit determined by Proparco which in any event shall not be more than thirty (30) business days.

vi.	For any payment made under this Agreement to Proparco shall request that the bank in charge of making the transfers includes in its transfer message all of the following information and in the following order:

•	Instructing party: name, address, bank account number.

•	Bank of the instruction party.

•	The following references: name of instructing party, payment purpose, numéro du concours – tbc

The Company and the Sponsors undertake to provide to any Investor in the Company who so requests all information regarding the identity of each of the other Investors and their respective Beneficial Owners.

The Company and the Sponsors shall notify Proparco as soon as practicable if an additional Investor representing more than 5% (five per cent) of the Company’s share capital subscribes to the share capital of the Company.

3.	Other representations and undertakings: Proparco Environmental & Social Requirements

a.	Definitions

“Anti Competitive Practice” refers to:

i. any common or implied action having as object and/or as effect to impede, restrict or distort fair competition in a market, in particular when it tends to: (1) restrict market access or the free exercise of competition by other companies; (2) prevent price fixing by the free play of markets by artificially favouring the increase or reduction of prices; (3) limit or control production, markets, investments or technical progress or, (4) share out markets or sources of supply.

ii. any abuse by a company or a group of companies of a dominant position within an internal market or in a substantial part of it;

iii. any bid or predatory pricing having as object and/or as effect to eliminate from a market or to prevent a company or one of its product from accessing a market.

“Associated Facilities” means the facilities, including all transmission lines, that are not funded as part of the Project (funding may be provided separately by a client or a third party including the government), and that would not have been constructed or expanded if the Project did not exist and without which the Project would not be viable.

“Basic Terms and Conditions of Employment” means the requirements as applicable to the Company or its Subsidiaries (as the case may be) on wage, working hours, labour contracts and occupational health & safety issues, stemming from ILO conventions 26 and 131 (on remuneration), 1 (on working hours) and 155 (on health & safety).

“Beneficial Owner” means any individual or individuals who ultimately own or exercise control over any Investor.

“Business Relationships” means any professional or commercial contractual relationship established between a third party and the Company or its Subsidiaries and connected with the professional activities of the latter.

“Core Labour Standards” means the requirements as applicable to the Company or its Subsidiaries (as the case may be) on child and forced labour, discrimination and freedom of association and collective bargaining, stemming from the ILO Declaration on Fundamental Principles and Rights at Work, adopted in 1998 and covering: (i) freedom of association and the right to collective bargaining, (ii) the elimination of forced and compulsory labour, (iii) the abolition of child labour and (iv) the elimination of discrimination in the workplace.

“Embargo” means any economic sanction aiming at prohibiting the import and/or export (sale, supply, transfer) of one specific or several goods, products or services to or from a country for a specified period as published and amended from time to time by the UN, EU and France.

“Environmental and Social Action Plan” or “ESAP” means the environmental and social action plan, agreed upon between Proparco and the Company (which is provided below in Annex A to this Schedule O), defining actions, responsibilities, budgets and a timeframe for the measures required to remedy the known non-compliances of the Company and its Subsidiaries with the Environmental and Social Requirements in the business activities of the Company and its Subsidiaries and the Associated Facilities as amended from time to time.

“Environmental and Social Claim” means any claim, proceeding or investigation by a person in respect of an Environmental Law, a Social Law or an environmental or social agreement between the Company and another person.

“Environmental and Social Management System” means the part of the overall management system of the Company and its Subsidiaries that includes the organisational structure, planning activities, responsibilities, practices, procedures and resources for developing, implementing, achieving, reviewing and maintaining compliance with the Environmental and Social Requirements and which is dedicated to the structural improvement of the environmental and social performance of the Company and its Subsidiaries satisfactory to Proparco.

“Environmental and Social Monitoring Report” means an annual written environmental and social monitoring report to be submitted to Proparco in the form satisfactory to Proparco after the end of each Financial Year but in any event no later than the date it has to deliver its audited or consolidated annual financial statements, setting out the specific social, environmental and developmental impact information to be provided by the Company and its Subsidiaries in respect of their Operations, and such form of Environmental and Social Annual Monitoring Report may be amended or supplemented from time to time with the consent of Proparco.

“Environmental and Social Permit” means any environmental and/or social permit, license, consent, approval or other Authorisation required by the Company and its Subsidiaries.

“Environmental and Social Requirements” means (i) Environmental Law, (ii) Social Law, (iii) Environmental and Social Permit, (iv) Basic Terms and Conditions of Employment, (v) Core Labour Standards and (vi) the IFC Performance Standards as applicable to the Company and its Subsidiaries from time to time.

“Environmental Law” means any law, rule or regulation (including international treaty obligations) applicable at national and state levels concerning environmental matters and natural resource management.

“Financial Sanctions Lists” means the list of persons, groups or entities which are subject to United Nations, European Union or French financial sanctions. For information purposes only and not for the benefit of the company (who may not rely on the references listed below and provided by Proparco):

(a)	As regards the United Nations, the lists may be consulted at the following address: http://www.un.org/sc/committees/list_compend.shtml;

(b)	As regards the European Union, the lists may be consulted at the following address: http://eeas.europa.eu/cfsp/sanctions/consol-list_en.htm; and

(c)	As regards France, see http://www.tresor.economie.gouv.fr/4248_Dispositif-National-de-Gel-Terroriste

“Fraud against the Financial Interests of the European Communities” refers to any intentional action or omission intended to damage the European Union budget and involving (i) the use or presentation of false, incorrect or incomplete statements or documents, which has as its effect the misappropriation or wrongful retention of funds or illegal diminution of resources of the general budget of the European Union, (ii) the non-disclosure of information, with the same effect and (iii) the misapplication of such funds for purposes other than those for which they were originally granted.

“Fraudulent Practice” refers to any unfair practices (action or omission) intended to deliberately mislead a third party, intentionally conceal elements there from, or betray or vitiate his/her consent, contravening legal or regulatory obligations and/or breaching the Borrower’s or a third party internal rules for the purpose of obtaining an illegitimate benefit.

“IFC Performance Standards” means the IFC performance standards on social and environmental sustainability (including the technical reference documents known as IFC’s Environmental, Health, and Safety Guidelines) which can be downloaded from the IFC website (http://www.ifc.org/ifcext/enviro.nsf/).

“Illicit Origin” means funds obtained through:

i. the commission of any predicate offence as designated in the FATF 40 Recommendations Glossary (http://www.fatf-gafi.org/pages/glossary/fatfrecommendations/d-i/),

ii. Corrupt Practice, and

iii. if or when applicable, through Fraud against the Financial Interests of the European Communities.

“ILO” means the International Labour Organisation, the tripartite United Nations agency which brings together governments, employers and workers of its member states in common action to promote decent work throughout the world.

“Public Official” means:

i. any holder of legislative, executive, administrative or judicial office appointed or elected, serving on a permanent basis or otherwise, paid or unpaid, regardless of rank;

ii. any other person exercising a public function, including for a public agency or company, or providing a public service;

iii. any other person defined as a public official under the domestic law of the Borrower’s country.

“Social Law” means any law, rule or regulation (including international treaty obligations) applicable at national and state levels concerning (i) labour, (ii) social security, (iii) the regulation of industrial relations (between government, employers and employees), (iv) the protection of occupational as well as public health and safety, (v) the regulation of public participation, (vi) the protection and regulation of ownership of land rights (both formal and traditional), immovable goods and intellectual and cultural property rights, (vii) the protection and empowerment of indigenous peoples or ethnic groups, (viii) the protection, restoration and promotion of cultural heritage, (ix) all other laws, rules and regulations providing for the protection of employees and citizens.

b.	Representation

Compliance with Environmental and Social Requirements

The Company represents that the Company and its Subsidiaries comply in all material respects with the Environmental and Social Requirements and for those items addressed in the Environmental and Social Action Plan, become compliant within the time-frames agreed upon from time to time.

Environmental and Social Claims

No Environmental and Social Claim has been commenced or (to the best of its knowledge and belief) is threatened against it except for the Environmental and Social Claims addressed in the Environmental and Social Action Plan.

c.	Information Undertakings

Periodic environmental and social monitoring reporting

The Company shall as soon as it is available, but in any event no later than the date it has to deliver its audited or consolidated annual financial statements, deliver to the Shareholders an Environmental and Social Monitoring Report in the English language.

Notification of incidents

The Company shall promptly, but in any event within 3 days after the occurrence of any of the events set out in this Sub-clause, supply to the shareholders of the Company (including Proparco) (i) details of any incident of an environmental nature (including without limitation any explosion, spill or workplace accident which results in death, serious or multiple injuries or material environmental contamination) or any incident of a social nature (including without limitation any violent labour unrest or dispute with local communities), occurring on or nearby any site, plant, equipment or facility of the Company or its Subsidiaries which has or is reasonably likely to have a Material Adverse Effect or which has a material negative impact on the environment, the health, safety and security situation, or the social and cultural context, together with, in each case, a specification of the nature of the incident or accident and the on-site and off-site effects of such events and (ii) details of any action the Company or its Subsidiaries proposes to take in order to remedy the effects of these events, and shall keep the shareholders (including Proparco) informed about any progress in respect of such remedial action.

Environmental and Social Claim

The Company shall inform the Shareholders in writing as soon as reasonably practicable upon becoming aware of the same of (i) any Environmental and Social Claim being commenced against it and (ii) any facts or circumstances which will or are reasonably likely to result in any Environmental and Social Claim being commenced or threatened against it.

d.	Positive Undertakings

Compliance with Environmental and Social Requirements

The Company shall in all material respects comply, and shall ensure that its Subsidiaries comply, with the Environmental and Social Requirements and for those items addressed in the Environmental and Social Action Plan, become compliant within the time-frames agreed upon as amended from time to time and take all reasonable steps in anticipation of known or expected future changes to or obligations under the same.

Environmental and Social Management

The Company and its Subsidiaries undertake to ensure that its Subsidiaries will diligently design, construct, operate, maintain and monitor all of its plants, sites and equipment in a safe, efficient and business-like manner.

The Company and its Subsidiaries shall implement, maintain and continuously improve an adequate Environmental and Social Management System.

The Company and its Subsidiaries shall maintain a senior officer of the Company with management responsibility, who will among other things, ensure proper operation and maintenance of the Environmental and Social Management System.

Environmental and Social Action Plan

The Company and its Subsidaries shall implement all actions as provided in the Environmental and Social Action Plan within the time-frames mentioned.

Access for environmental and social monitoring

The Company and its Subsidiaries shall permit employees of the shareholders of the Company and/or consultants or other professional advisers and contractors on behalf of the shareholders free access at all reasonable times and on reasonable notice at the cost of the Company to carry out environmental and/or social monitoring visits by, (a) viewing the premises of the Company and its Subsidiaries and (b) meeting and discussing matters with senior management and employees of the Company and its Subsidiaries. The Company shall assist on a best effort basis in getting permission to visit plants and Associated Facilities of its clients and providers.

e.	Negative undertakings

Excluded Activities

The Company and its Subsidaries shall not perform any of the excluded activities as listed in the Annex B to this Schedule O below (Excluded Activities).

4.	Proparco Buyback Events

Business Relationship

•	The existence of a Business Relationships with persons or entities which appear on any of the Financial Sanctions Lists.

•	The Company or the Sponsor finances, buy or provides, materials or sectors subject to United Nations, European Union or French Embargo and/or shall not engage in any sectors under United Nations, European Union or French Embargo.

Illicit Origin of Funds

•	The Company’s and each of its Subsidiary’s equity, quasi equity and shareholders loans’ accounts are of Illicit Origin.

Corruption

•	The Company’s and each of its Subsidiary’s activities has been involved in Corrupt Practice, Fraudulent Practice or Anti-Competitive Practices.

ANNEX A TO SCHEDULE O

PROPARCO ENVIRONMENTAL AND SOCIAL ACTION PLAN

Item Nr.	Measure and/or Corrective Actions	Responsibility	Deliverable (Report/Measurement/Document)		Deadline
1.	PS 1: Assessment and Management of Environmental and Social Management Risks and Impacts

1.1.

•      Develop a comprehensive Social Baseline Survey procedure for assessing in details the land acquisition process including past land occupation and potential physical and/or economical resettlements that may have occurred as result of project settlement. To be included in the future ESIA reports.

			SHES department	Detailed social baseline survey procedure	3 months after the signing date

1.2.	• Reinforce the ESIA studies regarding earth movement management and water management		SHES department	Futurer ESIAs	On-going action

2.	PS 3: Resource Efficiency and Pollution Prevention

2.1.	• Update the monitoring procedure to include the monitoring and recording of water consumption		SHES department	Monitoring procedure including water consumption monitoring.	3 months after the signing date

ANNEX B TO SCHEDULE O

ENVIRONMENTAL AND SOCIAL EXCLUSION LIST

1)	Production or trade in any product or activity deemed illegal under host country laws and France or regulations or international conventions and agreements.

2)	Production or activities involving forced labour[9] or child labour[10]

3)	Trade in wildlife or wildlife products regulated under CITES[11]

4)	Drift net fishing in the marine environment using nets in excess of 2.5 km in length.

5)	Destruction[12] of Critical Habitat[13] and any forest project under which no sustainable development and managing plan is carried out.

6)	Production or use of or trade in hazardous materials such as asbestos fibers and products containing PCBs[14].

7)	Production, use of or trade in pharmaceuticals, pesticides/herbicides, chemicals, ozone depleting substances[15] and other hazardous substances subject to international phase-outs or bans.

8)	Cross-border trade in waste and waste products unless compliant to the Basel Convention and the underlying regulations.

9)	Production or trade in16

a)	weapons and munitions

b)	tobacco

[9]	Forced labor means all work or service, not voluntarily performed, that is extracted from an individual under threat of force or penalty as defined by ILO conventions.
[10]	Employees may only be taken if they are at least 14 years old, as defined in the ILO Fundamental Human Rights Conventions (Minimum Age Convention C138, Art. 2), unless local legislation specifies compulsory school attendance or the minimum age for working. In such cases the higher age shall apply.
[11]	CITES: Convention on International Trade in Endangered Species or Wild Fauna and Flora.
[12]	Destruction means the (1) elimination or severe diminution of the integrity of a habitat caused by a major, long-term change in land or water use or (2) modification of a habitat in such a way that the habitat’s ability to maintain its role (see footnote 10) is lost.
[13]	Critical habitat is a subset of both natural and modified habitat that deserves particular attention. Critical habitat includes areas with high biodiversity value that meet the criteria of the World Conservation Union (IUCN) classification, including habitat required for the survival of critically endangered or endangered species as defined by the IUCN Red List of Threatened Species or as defined in any national legislation; areas having special significance for endemic or restricted-range species; sites that are critical for the survival of migratory species; areas supporting globally significant concentrations or numbers of individuals of congregatory species; areas with unique assemblages of species or which are associated with key evolutionary processes or provide key ecosystem services; and areas having biodiversity of significant social, economic or cultural importance to local communities. Primary Forest or forests of High Conservation Value shall be considered Critical Habitats.
[14]	PCBs: Polychlorinated biphenyls, a group of highly toxic chemicals. PCBs are likely to be found in oil-filled electrical transformers, capacitors and switchgear dating from 1950-1985.
[15]	Ozone Depleting Substances: Chemical compounds, which react with and delete stratospheric ozone, resulting in “holes in the ozone layer”. The Montreal Protocol lists ODs and their target reduction and phase-out dates.
[16]	Activities excluded when representing more than 10% of the balance sheet or the financed volume and for Financial Institutions more than 10% of the portfolio volume financing.

c)	hard liquor for human consumption.

10)	Gambling, casinos and equivalent enterprises[17]

11)	Any business relating to pornography or prostitution.

12)	Any activity involving significant altercation, damage or removal of way critical cultural heritage[18]

13)	Production and distribution of racist, anti-democratic or with the intent to discriminate part of the population.

14)	Exploitation of diamond mines, and commercialization of diamonds, when the host country has not adhered to the Kimberley[19], or other similar international agreements (actual or to be formed), on similar extractive resources.

15)	Any sector or service subject to United Nations, European Union and/or French Embargo without limitation.

[17]	Activities excluded when representing more than 10% of the balance sheet or the financed volume and for Financial Institutions more than 10% of the portfolio volume financing
[18]	Consists of internationally and nationally recognised historical, social and/or cultural heritage.
[19]	The Kimberley Process Certification Scheme (KPCS), is a certification standard for diamond production that concerns governments; the diamonds are controlled at each stage of the production chain, from extraction through to retail of the finished product. The KPCS was created to prevent and stop conflict diamond trade. It is designed to certify the origin of diamonds from sources which are free of conflict fueled by diamond production. Member states adhere to adopt national laws on the issue, and to put in place the necessary export and import control mechanisms to implement the KPCS. More than 75 countries involved in the production, commercialization, and transformation of diamonds participate.

SCHEDULE P – TERMS AND CONDITIONS OF IFC III CCDs

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Form and Status of IFC III CCDs

Each of IFC III CCDs shall have a face value of INR 5,000 (Indian Rupees Five Thousand).

2.	Term

Unless converted in accordance with the terms of this Schedule P, the Articles of the Company and applicable Laws, the term of the IFC III CCDs shall be a maximum of 10 (ten) years from their issuance. The date on which the IFC III CCDs were issued and allotted to IFC shall be referred as “IFC Subscription Closing Date”.

The Company agrees to maintain a sufficient number of authorised and unissued shares till the conversion of the IFC III CCDs to permit the full conversion of the IFC III CCDs in accordance with this Schedule.

3.	Interest

3.1	The IFC III CCDs will bear interest at the rate of 5% (five percent) per annum upto the date of their conversion into Equity Shares of the Company in accordance with paragraph 4 below.

3.2	The interest will accrue for a period of 18 (eighteen) months from issuance of the IFC III CCDs and will be paid at the end of this period, subject to applicable Law, followed by quarterly payments on the 15th (fifteenth) day of the relevant month of such quarterly payment until the date of conversion and the interest payable in respect of each calendar year shall be calculated by dividing the annual interest due by 365 (three hundred and sixty five). In relation to such interest payments, IFC shall provide its account details no later than 1 (one) month before the payment is due. If full interest payment cannot be made during an applicable period, due to any constraints including but not limited to regulatory constraints, then the unpaid interest payment will accrue and be paid in subsequent periods, compounded for the period of delay in payment.

3.3

If the dividend payout in any given financial year to the Shareholders or to the holders of Series A CCPS (as defined in the SHA) or to the holders of Series B CCPS (as defined in the SHA) or to the Series C CCPS (as defined in this SHA) of the Company, whichever is highest, is more than 5% (five per cent) of the amount invested for such securities by the holder of those securities, then the holders of the IFC III CCDs will be entitled to an additional interest which shall be equal to the difference between (a) the percentage return (on the amount invested) received by the holders of such Equity Shares or the holders of Series A CCPS or the holders of Series B CCPS or to the holders of Series C CCPS; and (b) the rate of interest received by the holder of the IFC III CCDs for that financial year under the terms of paragraph 3.1.

4.	Conversion

4.1	The IFC III CCDs shall be convertible into Equity Shares of the Company at the option of the holders of the IFC III CCDs in accordance with paragraph 4.2. Any IFC III CCDs that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	In accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the Subscription Closing Date in relation to the IFC III CCDs (the “Maturity Date”),

in each case, in accordance with this SHA. Upon occurrence of any of the event under paragraph 4.1 (i) and (ii) above the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2 (iv) below.

4.2	Optional Conversion

The holders of the IFC III CCDs shall have the right, in the events set out in paragraph 4.2 (ii) of this Schedule after the Subscription Closing Date of IFC III CCDs to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the IFC III CCDs into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, IFC, Proparco, Helion and FC. In case the conversion occurs prior to the expiry of the Maturity-Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of IFC III CCDs shall be such that each IFC III CCD will convert into such number of Equity Shares, so as to give the IFC III CCD holders the IFC III Required Return, without IFC being required to pay any amount for such conversion. For avoidance of all doubts, it is further clarified that the conversion price of each such IFC III CCD shall not be less than the fair value determined in accordance with the pricing guidelines prescribed by the Reserve Bank of India on the date of issuance and allotment of the IFC III CCDs, i.e. INR 5000 (Indian Rupees Five Thousand).

For purposes of this paragraph, the term “IFC III Required Return” for the purposes of the IFC III CCDs shall mean (aa) 16% (sixteen) IRR; or (bb) 18.4% (Eighteen point four Percent) IRR, in the event of conversion of the IFC III CCDs into Equity Shares of the Company (a) in accordance with paragraph 4.1 (i) of this Schedule P, or (b) upon Transfer of the Equity Securities in terms of Clause 6.3.4 of the SHA, or (c) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (d) upon a Liquidation Event B other than upon Transfer of all or more than 70% (seventy percent) in value of the Company’s Assets.

Provided that, if the IFC III CCD holder receives any interest from the Company prior to conversion, the value of the same will be deducted from the IFC III Required Return.

(b)	A valuation of the Company to enable conversion of the IFC III CCDs in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1 (ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2 (c) below;

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser; and

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO.

(c)	IFC shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by IFC for the purpose of paragraph 4.2(i)(c). Within 10 (ten) days of the date of the Conversion Notice, IFC, Helion, FC, Proparco, Company and Sponsors shall jointly agree to appoint one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to IFC in this respect. If IFC does not receive the aforesaid notice within the period of 10 days from the date of the Conversion Notice, then IFC shall have the right to select, in its sole discretion, one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion notice to do the valuation of the Company.

(ii)	The holders of the IFC III CCDs will be entitled to exercise their conversion right in respect of the IFC III CCDs just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the IFC III CCDs in accordance with the terms of the SHA.

(c)	In the event holder of the IFC III CCDs wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co -Sale Rights) of the SHA.

(d)	In the event holder of the IFC III CCDs wishes to exercise its Co-Sale Right under Clause 6.3.4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the IFC III CCDs wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right to the Investors) of the SHA.

(f)	In the event holder of the IFC III CCDs wishes to exercise its right under Clause 6.5 (Drag Right of DEG, IFC and Proparco) of the SHA.

(g)	In the event holder of the IFC III CCDs wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of IFC III CCDs in respect of which the holders of the IFC III CCDs are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the IFC III CCDs shall convert into; and

(c)	The names of 2 of the Big Four Accounting Firms that are selected by IFC for the purpose of paragraph 4.2(i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company approve the following:

•	The conversion of such number of the IFC III CCDs;

•	The cancellation of the certificates representing such number of IFC III CCDs that are converted;

•	The issuance and allotment of such number of Equity Shares of the Company that the IFC III CCDs shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the IFC III CCDs to evidence such holders of the IFC III CCDs as the owners of the Equity Shares issued upon conversion of such number of the IFC III CCDs as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the IFC III CCDs as the owners of the Equity Shares issued pursuant to the conversion of such number of the IFC III CCDs as are mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the IFC III CCDs pursuant to such holders of the IFC III CCDs exercising their rights in accordance with this paragraph 4 and shall provide the holders of the IFC III CCDs with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the IFC III CCDs.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the IFC III CCDs into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the Subscription Closing Date, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to the QIPO or an IPO under the provisions of the SHA. The IFC III CCDs shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO or an IPO which, prior to such filing, has necessitated the conversion of the IFC III CCDs into Equity Shares of the Company; and

(b)	Within the Listing Date, (as defined in the SHA), the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market (as defined in the SHA) by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the SHA and shall undertake all necessary actions to ensure that the holders of the IFC III CCDs are placed in the same position, and possess the same rights as set forth in this Schedule P, they had the benefit of immediately prior to the occurrence of the event set forth in (i) above.

5.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of the SHA, the holders of the IFC III CCDs shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the investors or Drag Right of DEG, IFC and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the IFC III CCDs shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the IFC III CCDs will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by IFC pursuant to the conversion of the IFC III CCDs shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the IFC III CCDs are converted into Equity Shares of the Company on or immediately prior and only in connection with IFC exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the IFC III CCDs will be entitled to priority in terms of payment in the like manner as the IFC III CCDs as set out in this paragraph 5.

6.	Transferability

Subject to the terms of the SHA, the IFC III CCDs shall be freely transferable to any person and holders of the IFC III CCDs may assign all or any of the IFC III CCDs and any rights attaching thereto under the SHA, without the prior consent of any Person.

7.	Voting Rights

From and after the issuance of the IFC III CCDs, IFC shall only be entitled to exercise voting rights on every resolution in respect of Schedule M placed before the Company on the basis of its shareholding in the Company on an As if Converted Basis subject to the terms of the SHA. Provided however that upon the transfer of the IFC III CCDs in accordance with the terms of the SHA, the transferee of the IFC III CCDs will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred IFC III CCDs have been converted into Equity Shares of the Company on the basis of the conversion price as determined in paragraph 4.2(i) above.

From the date of conversion of the IFC III CCDs, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

For the avoidance of doubt, it is hereby clarified, that IFC shall be entitled to exercise its voting rights as a debenture holder in the Company available to it under applicable Law.

SCHEDULE Q – TERMS AND CONDITIONS OF SERIES F CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series F CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series F CCPS shall be entitled to payment of 8% (eight per cent) noncumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series F CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend. The dividends payable on the Series F CCPS shall be senior to dividend payments to holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS and other Equity Shares of the Company. Subject to applicable Law, each of the holders of Series F CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company to the other shareholders of the Company (for the purpose of this paragraph all the Series F CCPS shall be assumed as if have been converted to the Equity Shares at the Conversion Factor).

3.	Term

Unless converted in accordance with the terms of this Schedule, the Articles of the Company and applicable Laws, the term of the Series F CCPS shall be a maximum of 10 (ten) years from the date of their issuance.

4.	Voting

4.1	The holders of Series F CCPS shall be entitled to attend all meetings of Shareholders of the Company. The holders of Series F CCPS shall be entitled to vote on all such matters which affect their rights directly or indirectly (including the consent rights of the Investors under the Agreement). To the extent (and as and when permitted under applicable Law), the holders of Series F CCPS shall be entitled to voting rights assuming the Series F CCPS have been converted into Equity Shares of the Company on the basis of the Conversion Factor set out below.

4.2	From the date of conversion of the Series F CCPS, the voting percentage of all their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series F CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series F CCPS in accordance with paragraph 5.2. Any Series F CCPS that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	Prior to the filing of the DRHP with SEBI in connection with the QIPO, or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series F CCPS (the “Maturity Date”),

in each case, in accordance with the terms of the Agreement.

5.2	Optional Conversion

(i)	The holders of the Series F CCPS shall severally have the right, at any time and from time to time at their sole option after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series F CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, Proparco, Helion, FC, DEG and IFC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice. The Series F CCPS will be convertible into Equity Shares of the Company at a conversion ratios of 1:1 (the “Conversion Factor”), without being required to pay any amount for such conversion. However, if the holders of Series F CCPS are unable to receive amounts equal to their entitlements under the provisions of the Agreement (as amended from time to time) dealing with Liquidation Event A in the Company, Drag right of the Investor, Drag right of IFC, DEG and Proparco and Buy back of Equity Securities (as applicable) on the basis of the Conversion Factor of 1:1 due to pricing restrictions under applicable Law, then each Series F CCPS shall be converted at such higher conversion ratio that will permit the holders of Series F CCPS to receive the amounts that they are entitled under the provisions of Agreement (as amended from time to time) dealing with Liquidation Event A in the Company, Drag right of the Investor, Drag right of IFC, DEG and Proparco and Buy back of Equity Securities as applicable; in which event the term ‘Conversion Factor’ shall be reckoned accordingly. For avoidance of doubts, the holders of Series F CCPS shall not be entitled to any proceeds over and above their entitlements under the provisions of Agreement (as amended from time to time) dealing with Liquidation Event A in the Company, Drag right of the Investor, Drag right of IFC, DEG and Proparco and Buy back of Equity Securities, irrespective of the Conversion Factor.

(ii)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series F CCPS in respect of which the holders of the Series F CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series F CCPS shall convert into.

(iii)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company shall approve the following:

(A)	The conversion of the relevant Series F CCPS;

(B)	The cancellation of the share certificates representing such number of the Series F CCPS; and

(C)	The issuance and allotment of such number of Equity Shares of the Company that the Series F CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series F CCPS to evidence such holders of the Series F CCPS as the owners of the shares issued upon conversion of their respective Series F CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series F CCPS as the owners of the shares issued pursuant to the conversion of the relevant Series F CCPS as mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies of prescribed forms in respect of allotment of the shares to the holders of the Series F CCPS pursuant to such holders of the Series F CCPS exercising their rights in accordance with paragraph 5.1 and shall provide the holders of the Series F CCPS with certified true copies of prescribed forms duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of such forms; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series F CCPS.

5.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series F CCPS into shares, based on the Conversion Factor, if at any time after their issuance, the Company proposes to file a DRHP for a firmly underwritten issue of shares to the public if the shareholders of the Company have consented to the QIPO/IPO under the provisions of the Agreement. The Series F CCPS shall convert into Equity Shares of the Company at the Conversion Factor, immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO/IPO which, prior to such filing, has necessitated the conversion of the Series F CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, the QIPO/IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date, then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the Agreement and shall undertake all necessary actions to ensure that the holders of the Series F CCPS are placed in the same position, and possess the same rights as set forth in this Schedule, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

6.	Liquidation Preference

6.1	Liquidation Event A in the Company

6.1.1	Subject to paragraph 6.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs and Proparco CCPS will be entitled to receive in preference to the holders of any other Equity Securities, proceeds representing an amount equal to the IFC CCD Liquidation Price, IFC II CCD Liquidation Price, IFC III CCD Liquidation Price, DEG CCD Liquidation Price and Proparco CCPS Liquidation Price, respectively, pro rata the amounts due to them in this paragraph 6.1.1.

6.1.2	Subject to paragraph 6.1.1 and paragraph 6.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the Series F CCPS will be entitled to receive in preference to the holders of Series B CCPS, Series C CCPS, Series D CCPS and Series A CCPS and any other Equity Securities (other than IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs and Proparco CCPS), proceeds representing an amount equal to:

1.5 x (one decimal five times) the price paid by the holders of Series F CCPS to the Company for subscription of the Series F CCPS plus any accrued but unpaid dividends, pro rata the amounts due to them in this paragraph 6.1.2.

6.1.3	Subject to paragraph 6.1.1 and paragraph 6.1.2 above and paragraph 6.2 below, on occurrence of a Liquidation Event A in the Company, the holders of the Series B CCPS, Series C CCPS and Series D CCPS will be entitled to receive in preference to the holders of Series A CCPS and other Equity Securities (other than the IFC CCDs, IFC II CCDs, IFC III CCDs, DEG CCDs, Proparco CCPS and Series F CCPS) issued by the Company, for each of the Series B CCPS, Series C CCPS and Series D CCPS held by them, an amount equal to:

2 x (two times) the price paid by each of IFC, Helion and FC to the Company for subscription of the respective Series B CCPS, Series C CCPS and Series D CCPS plus any accrued but unpaid dividends, pro rata the amounts due to them in this paragraph 6.1.3.

Notwithstanding anything to the contrary contained herein, the rights of the holders of Series F CCPS and the rights of the holders of Series B CCPS, Series C CCPS and Series D CCPS shall be subordinate to the rights of the holders of the CCDs and Proparco CCPS, and the rights of the holders of Series B CCPS, Series C CCPS and Series D CCPS shall also be subordinate to the rights of the holders of Series F CCPS under paragraph 6.1.2, in relation to the Liquidation Preferences of the Company.

6.1.4	After the payment to the holders of the CCDs and Proparco CCPS in accordance with paragraph 6.1.1, and Series F CCPS in accordance with paragraph 6.1.2 above and the holders of the Series B CCPS, Series C CCPS and Series D CCPS in accordance with paragraph 6.1.3 above, on occurrence of a Liquidation Event A and subject to paragraph 6.2 below, the holders of the Series A CCPS will be entitled to receive in preference to the holders of Equity Securities (other than the holders of the CCDs, Proparco CCPS and the holders of the Series F CCPS, Series B CCPS, Series C CCPS and Series D CCPS), for each Series A CCPS held by Helion and FC, an amount equal to:

2 x (two times) the price paid by Helion and FC to the Company for subscription of the Series A CCPS plus any accrued but unpaid dividends, pro rata the amounts due to them in this paragraph 6.1.4.

6.2	Other conditions

6.2.1	Liquidation Preferences in paragraph 6.1 above will be subject to applicable Law, including, if applicable, the right of workmen and secured creditors under applicable Law.

6.2.2	To the extent that proceeds available for distribution on a Liquidation Event A are inadequate to pay the Applicable Liquidation Price in full in accordance with paragraph 6.1 above, the total amount received and/or realised on such a Liquidation Event A, shall be used in same priority between first: Senior Liquidation Price to the holders of CCDs and Proparco CCPS (pro rata the amounts due to them in paragraph 6.1.1), then second: to pay the Series F Liquidation Price to the holders of Series F CCPS (pro rata the amounts due to them in paragraph 6.1.2), then third: to pay the CCPS Liquidation Price to the holders of the Series B CCPS, Series C CCPS and Series D CCPS, respectively, (pro rata the amounts due to them in paragraph 6.1.3), and fourth: to pay the Series A Liquidation Price to the holders of Series A CCPS (pro rata the amounts due to them in paragraph 6.1.4). For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by the Investors pursuant to the conversion of the Share Equivalents held by them shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 6.2.2 and such Equity Shares shall not be entitled to Liquidation Preference in paragraph 6.1; save and except where the Share Equivalents are converted into Equity Shares of the Company on or immediately prior to and only in connection with the Investors exercising their right upon the occurrence of a Liquidation Event A, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the Share Equivalents will be entitled to priority in terms of payment in the like manner as the respective Share Equivalents which were converted into such Equity Shares, as set out in paragraph 6.1 and this paragraph 6.2.2.

It is clarified that the Proparco CCPS shall have priority and preference over the Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and Equity Shares issued by the Company, and the proceeds shall not be distributed to Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and Equity Shares unless Proparco CCPS has received its applicable Senior Liquidation Price.

6.2.3	Subject to paragraph 6.2.4 and 6.2.5 below:

(a)	to the extent there are additional proceeds available for distribution after payment of the Applicable Liquidation Price to the holders of CCDs, Proparco CCPS and then Series F CCPS and then the Series B CCPS, Series C CCPS and Series D CCPS and then Series A CCPS, the holders of Equity Shares will share pro rata in the distribution of such remaining proceeds; and

(b)

upon payment of the Applicable Liquidation Price as stated in Clause 4.1 of the Agreement (as amended from time to time) and relevant clause(s) of this Agreement, the holders of CCDs, Proparco CCPS, Series B CCPS, Series C CCPS, Series D CCPS and Series A CCPS shall not be entitled to participate or claim a share in such additional proceeds available for distribution.

6.2.4	In case, (a) at least one of the Series A CCPS, Series B CCPS, Series C CCPS or Series D CCPS are converted into Equity Shares of the Company (other than for receiving respective Applicable Liquidation Price in the manner provided in paragraph 6.1.3 and paragraph 6.1.4 above, as applicable); and (b) there are additional proceeds available for distribution after payment of the Applicable Liquidation Price to the holders of CCDs, Proparco CCPS, thereafter the Series F CCPS, thereafter Series B CCPS, Series C CCPS and Series D CCPS and thereafter, Series A CCPS, then the holders of Series F CCPS and the holders of Equity Shares will share pro rata in the distribution of remaining proceeds. Notwithstanding the above, the holders of Series F CCPS shall not be entitled to more than the Series F Participation under this paragraph 6.2.4. For the purpose of clarification in relation to this paragraph, upon payment of the Applicable Liquidation Price as stated in Clause 4.1 of Shareholders Agreement (as amended from time to time) and relevant clause(s) of this Agreement, the holders of CCDs, Proparco CCPS, Series B CCPS, Series C CCPS, Series D CCPS and Series A CCPS (when the same have not been converted to Equity Shares) shall not be entitled to participate or claim a share in such additional proceeds available for distribution.

6.2.5	Upon occurrence of a Liquidation Event A,

a.	if all or some of the Series B CCPS or Series D CCPS are converted into Equity Shares of the Company (other than for receiving their respective Applicable Liquidation Price in the manner provided in paragraph 6.1.3) on or immediately prior to the occurrence of a Liquidation Event A, to participate pro rata to their shareholding on an As If Converted Basis in the proceeds available pursuant to the occurrence of Liquidation Event A; and

b.	if the holders of Series F CCPS have not converted their respective Series F CCPS into Equity Shares (or have converted their respective Series F CCPS into Equity Shares for receiving their respective Applicable Liquidation Price in the manner provided in paragraph 6.1.2 above) and have exercised their right to the Series F Participation, pursuant to exercise of which, amounts to be received by IFC (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares, other than for receiving their respective Applicable Liquidation Price in the manner provided in paragraph 6.1.3 above) from the proceeds of the Liquidation Event A is less than the amounts IFC would have otherwise received (with respect to Series B CCPS and Series D CCPS held by it that have been converted into Equity Shares other than for receiving their respective Applicable Liquidation Price in the manner provided in paragraph 6.1.3 above), if the holders of Series F CCPS had not exercised the right of Series F Participation (the difference of such amount hereinafter referred to as the “Liquidation Differential Amount”), then, the Sponsors shall through a suitable mechanism (as agreed upon with IFC) ensure that IFC receives the Liquidation Differential Amount simultaneously with the amounts received by the holders of Series F CCPS pursuant to Series F Participation. It is clarified that the:

i.	failure of the Sponsors to ensure that the Liquidation Differential Amount is received by IFC (simultaneously with the amounts received by the holders of Series F CCPS pursuant to Series F Participation) shall not affect the right of the holders of Series F CCPS to receive amounts pursuant to Series F Participation; and

ii.	unless the Sponsors ensure that the Liquidation Differential Amount is received by IFC simultaneously with the amounts received by the holders of Series F CCPS pursuant to Series F Participation, the Sponsors shall not receive any amounts from the proceeds upon occurrence of Liquidation Event A.

6.2.6	The Sponsors and the Company agree and undertake that they shall honour the Liquidation Preference of first the holders of CCDs and Proparco CCPS, then second the holders of Series F CCPS, then third the holders of the Series B CCPS, Series C CCPS and Series D CCPS and finally the holders of Series A CCPS in distributing the proceeds of a Liquidation Event A in any manner legally permissible, including without limitation, re-distribution of proceeds that may be received by the Sponsors on a Liquidation Event A, to the Investors.

6.3	Liquidation Event B in the Company

6.3.1	The Parties agree that no Liquidation Event B can be completed by the Company unless such transaction has been approved in accordance with Clause 11.8 of the Shareholders Agreement. If on the occurrence of the Liquidation Event B in relation to the Company, every Investor issues a notice to the Company and the Sponsors, within 30 (thirty) days of any of them coming to be aware of such Liquidation Event B in respect of the Company, asking for the liquidation for the Company and its Subsidiaries, the Parties agree that the Company and its Subsidiaries shall be wound up and the proceeds so realised shall be distributed in order of the preference set out in paragraph 6.1 above and will be subject to the terms of paragraph 6.2. The Parties agree to take all such steps as may be required to ensure compliance of the terms of this paragraph 6.3.

6.4	Liquidation Event A or Liquidation Event B of a Subsidiary

6.4.1	The Parties agree that no Liquidation Event B can be completed by a Subsidiary unless such transaction has been approved in accordance with Clause 11.8 of the Shareholders Agreement.

6.4.2	Subject to applicable Law and paragraph 6.5, including if applicable, the right of workmen and secured creditors under applicable Law, on the occurrence of a Liquidation Event A or a Liquidation Event B in respect of the Subsidiary of the Company, the Parties agree that all proceeds received / available for distribution in respect of such Subsidiary (in case of Azure Power (Punjab) Private Limited, after payment of proceeds by Azure Power (Punjab) Private Limited to OPIC in repayment of any loan that may have been taken from OPIC by Azure Power (Punjab) Private Limited) shall be immediately paid to the Company, along with the other shareholders of such Subsidiary, and the amounts paid to the Company shall not be less than its pro rata share based on its shareholding percentage in such Subsidiary.

6.5	Liquidation Event A or Liquidation Event B of a Key Subsidiary or Key Subsidiaries

6.5.1

In the event of a Liquidation Event A of a Key Subsidiary or Key Subsidiaries, the Parties agree that the Company and all the Subsidiaries of the Company will be wound up, and the proceeds of such winding up will be distributed amongst the

Shareholders in the manner set out in paragraph 6.1 and will be subject to the terms of paragraphs 6.2.

6.5.2	The Parties further agree that if on the occurrence of the Liquidation Event B in relation to the Key Subsidiary or Key Subsidiaries, every Investor issues a notice to the Company and the Sponsors within 30 (thirty) days of any of them coming to be aware of such Liquidation Event B in respect of the Key Subsidiaries or Key Subsidiaries, asking for the liquidation for the Company and its Subsidiaries, the Company and its Subsidiaries shall be wound up and the proceeds so realised shall be distributed in order of the preference set out in paragraph 6.1 above and will be subject to the terms of paragraph 6.2. The Parties agree to take all such steps as may be required to ensure compliance of the terms of this paragraph 6.

6.6	Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the Shareholders Agreement, the Series F CCPS will be entitled to receive amount in such order of preference (in terms of the sale of the Equity Securities and the returns on the Equity Securities) which should be similar to the liquidation preference provided under paragraph 6.1 and 6.2 above. The holders of the Series F CCPS will also be entitled to the buy-back preferences which should be similar to the liquidation preference provided under paragraph 6.1 above.

7.	Transferability

Subject to the terms of the Agreement, the Series F CCPS shall be freely transferable to any Person, and the holders of the Series F CCPS may assign all or any of the Series F CCPS and any rights attaching under the Agreement, without the prior consent of any Person.

8.	Anti Dilution Protection

8.1	If the Company offers any Equity Shares on conversion of CCDs and Proparco CCPS, then the holders of Series F CCPS shall be entitled to an anti-dilution protection such that the conversion price of the Series F CCPS is adjusted to ensure that % holding of Series F CCPS after conversion of CCDs and Proparco CCPS shall be same as the % holding of Series F CCPS before conversion of such CCDs and Proparco CCPS. Accordingly the Conversion Factor shall stand revised. It is clarified that the anti-dilution protection provided under this paragraph 8 (1) shall not apply to any compulsorily convertible debentures or any other fixed return instrument issued after April 30, 2014.

8.2	If the Company offers any preference shares, at a conversion price (the “New Price”) less than the conversion price (the price at which the Series F CCPS converts into equity) of the Series F CCPS (“Dilutive Issuance”), then the holders of Series F CCPS shall be entitled to a broad based weighted-average basis anti-dilution protection as provided forth in the Annexure to this Schedule (the “Valuation Protection Right”).

ANNEXURE TO SCHEDULE Q

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Annexure shall be a reference to the paragraph of this Annexure.

1.	Definitions

For the purposes of this Annexure and unless the context requires a different meaning, the following terms have the meanings indicated.

(a)	“Issue Date” shall have the meaning ascribed to it in Section 2(a)(ii) of this Annexure.

(b)	“Lowest Permissible Price” in relation to a holder of Series F CCPS shall mean the lowest possible price at which a Share may be issued to/acquired by that holder of Series F CCPS in accordance with applicable Law.

(c)	“New Issue Price” shall have the meaning prescribed to it in Section 2(a)(i) of this Annexure.

(d)	“Issue Price” shall mean the sum equal to the quotient of (x) the total sum paid for the Series F CCPS divided by (y) the number of Series F CCPS initially underlying such Series F CCPS.

2.	Non-Dilution Protection

(a)	Issuance below Issue Price.

(i)	New Issues. If the Company shall at any time or from time to time issue any Preference Shares at a conversion price that is less than the Issue Price (the “New Issue Price”), other than on a rights basis to all the Shareholders of the Company, then, the holders of Series F CCPS shall be issued additional Equity Shares at par or at the lowest value permitted under applicable Law as would enable them to maintain their shareholding of the Series F CCPS in accordance with Section 2(a)(iii) of this Annexure (“Anti-Dilution Issuance”) and to such an extent and in such manner as is permitted under applicable Law.

(ii)	Timing for New Issues. Such Anti-Dilution Issuance shall be made whenever such New Securities are issued in accordance with Section 2(a)(i) of this Annexure, (x) in the case of an issuance to the Shareholders of the Company, as such, to a date immediately following the close of business on the record date for the determination of Shareholders entitled to receive such New Securities and (y) in all other cases, on the date (the “Issue Date”) of such issuance; provided, however, that the determination as to whether an Anti-Dilution Issuance is required to be made pursuant to this Section 2 (a) of this Annexure shall be made immediately or simultaneously upon the issuance of such New Securities, and not upon the subsequent issuance of any security into which the New Securities convert, exchange or may be exercised.

(iii)	Anti Dilution Issuance. If an Anti-Dilution Issuance is to be undertaken pursuant to an occurrence of any event described in Section 2(a)(i) of this

Annexure while the Series F CCPS are outstanding, the conversion price (the price at which the Series F CCPS converts into equity) shall, to the extent permitted under applicable Law, stand adjusted in accordance with the following formula:

NCP	=	(P1)	X	(Q1) + (Q2)
(Q1) + (R)

For the purposes of this Section, “NCP” is the new Purchase Price;

“P1” is the Issue Price;

“Q1” means the number of Equity Shares Outstanding immediately prior to the new issue;

“Q2” means such number of Equity Shares that the aggregate consideration received by the Company for such issuance would purchase at Issue Price (Q2=R*(New Issue Price/ P1));

“R” means the number of Equity Shares issuable / issued upon conversion of the New Securities being issued.

For purposes of this condition, the term “Equity Shares Outstanding” shall mean the aggregate number of Equity Shares of the Company then outstanding (assuming for this purpose the exercise and/or conversion of all then-outstanding securities exercisable for and/or convertible into Equity Shares (including without limitation the conversion of all Preference Shares))

SCHEDULE R - TERMS AND CONDITIONS OF SERIES G CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule.

1.	Face Value

The Series G CCPS shall have a face value of INR 10 (Indian Rupees Ten).

2.	Term

Unless converted in accordance with the terms of this Schedule R, the Articles of the Company and applicable Laws, the term of the Series G CCPS shall be a maximum of 10 (ten) years from their issuance. The date on which the Series G CCPS were issued and allotted to Proparco shall be referred as “Proparco Closing Date-2”.

The Company agrees to maintain a sufficient number of authorised and unissued shares till the conversion of the Series G CCPS to permit the full conversion of the Series G CCPS in accordance with this Schedule.

3.	Dividend

3.1	Each of the holders of Series G CCPS shall be entitled to payment of 5% (five percent) non-cumulative dividend per annum (calculated on the sum of the face value and premium paid) on each of the Series G CCPS by way of dividend from the Company in accordance with applicable Law as and when the Board of the Company declares any dividend to any shareholder.

3.2	If the dividend payout in any given financial year to the shareholders or to the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS or Series H CCPS of the Company, whichever is highest, is more than 5% (five percent) of the amount invested for such securities by the holder of those securities, then the holders of the Series G CCPS will be entitled to an additional dividend which shall be equal to the difference between (a) the percentage return (on the amount invested) received by the holders of such Equity Shares or the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and/or Series H CCPS and (b) the rate of dividend received by the holder of the Series G CCPS for that financial year under the paragraph 3.1 above. It is clarified that in case the Company declares dividends to the holders of Equity Shares, Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and/or Series H CCPS, the holders of Series G CCPS shall be entited to receive dividends simultaneous with the holders of Equity Shares, Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and/or Series H CCPS in the manner set out above.

4.	Conversion

4.1	The Series G CCPS shall be convertible into Equity Shares of the Company at the option of the holders of the Series G CCPS in accordance with paragraph 4.2. Any Series G CCPS that have not been converted into Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company upon the earlier of:

(i)	in accordance with paragraph 4.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	The date which is 10 (ten) years from the date of the issuance of the Series G CCPS (the “Maturity Date”),

in each case, in accordance with this SHA. Upon occurrence of any of the event under paragraph 4.1 (i) and (ii) above the Company (and the Sponsors, where applicable) will immediately follow the procedure under paragraph 4.2 (iv) below.

4.2	Optional Conversion

The holders of the Series G CCPS shall have the right, in the events set out in paragraph 4.2(ii) of this Schedule R after the Proparco Closing Date-2 to require the Company, by a written notice (the “Conversion Notice”), to convert all or some of the Series G CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the Sponsors, IFC Helion, DEG and FC. In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(i)	Conversion Ratio & Conversion Price

(a)	The Conversion Ratio for the purposes of Series G CCPS shall be such that each Series G CCPS will convert into such number of Equity Shares, so as to give the Series G CCPS holders the Proparco Required Return -2, without Proparco being required to pay any amount for such conversion. For avoidance of all doubts, it is further clarified that the conversion price of each such Series G CCPS shall not be less than the fair value determined in accordance with the pricing guidelines prescribed by the Reserve Bank of India on the date of issuance and allotment of the Series G CCPS.

For purposes of this paragraph, the term “Proparco Required Return -2” for the purposes of the Series G CCPS shall mean: (A) 16% (sixteen percent) IRR on the Proparco Investment Amount-2; or (B) 18.4% (eighteen decimal four percent) IRR on the Proparco Investment Amount-2, plus such amount that gives Proparco a return of 18.4% (eighteen decimal four percent) IRR on the Proparco Investment Amount-1 after taking into account Proparco Required Return-1 received by Proparco on Proparco Investment Amount-1, in the event of conversion of the Series G CCPS into Equity Shares of the Company in the following events: (I) in accordance with paragraph 4.1 (i) of this Schedule R; (II) upon Transfer of Equity Securities in terms of Clause 6.3.4 of the SHA; or (III) upon a voluntary sale of any or all the Equity Securities held by all the Investors and the voluntary sale of Equity Securities held by the Sponsors to a third party, such that pursuant to the sale of the Equity Securities there is a change in Control on the Company, or (IV) upon a Liquidation Event B other than upon Transfer of all or more than 70% (seventy percent) in value of the Company’s Assets.

Provided that, if the Series G CCPS holder receives any dividend from the Company prior to conversion, the amount of dividends received by the holders of Series G CCPS will be deducted from the Proparco Required Return -2. It is clarified that the amount of dividends for the purposes of preceding sentence shall be considered net of Taxes, i.e. after deducting any Taxes deducted or paid on such dividends by the Company.

(b)	A valuation of the Company to enable conversion of the Series G CCPS in accordance with (a) above shall be:

1)	for the events specified in paragraph 4.2 (ii) (a), (b) and (g) and paragraph 4.1 (ii), the valuation as determined by one of the Big Four Accounting Firms selected in accordance with the procedure laid down in paragraph 4.2(i)(c) below;

2)	for the events specified in paragraph 4.2(ii) (c), (d), (e) and (f), the valuation as offered by the third party purchaser; and

3)	for the events specified in paragraph 4.3(i), the valuation as determined by the merchant banker managing the IPO/QIPO.

(c)	Proparco shall set out in the Conversion Notice, the names of 2 (two) of the Big Four Accounting Firms that are selected by Proparco for the purpose of paragraph 4.2(i)(b) (1). Within 10 days of the date of the Conversion Notice, IFC, Helion, FC, DEG, Company and Sponsors shall jointly agree to appoint one of the 2 (two) Big Four Accounting Firms mentioned in the Conversion Notice to do the valuation of the Company, and shall jointly issue a notice to Proparco in this respect. If Proparco does not receive the aforesaid notice within the period of 10 days from the date of the Conversion Notice, then Proparco shall have the right to select, in its sole discretion, one of the 2 (two) Big Four Accounting firms mentioned in the Conversion notice to do the valuation of the Company.

(ii)	The holders of the Series G CCPS will be entitled to exercise their conversion right in respect of the Series G CCPS just prior to or on the occurrence of the following events:

(a)	Liquidation Event A or Liquidation Event B as defined in the SHA.

(b)	Buy-back of the Series G CCPS in accordance with the terms of the SHA.

(c)	In the event holder of the Series G CCPS wishes to exercise its Co-Sale Right under Clause 6.3.3 (Co Sale Rights) of the SHA.

(d)	In the event holder of the Series G CCPS wishes to exercise its Co-Sale Right under Clause 6.3.4 (Transfer to a Competitor) of the SHA.

(e)	In the event holder of the Series G CCPS wishes to exercise its Drag Along Right under Clause 6.4 (Drag Right to the Investors) of the SHA.

(f)	In the event holder of the Series G CCPS wishes to exercise its right under Clause 6.5 (Drag Right of IFC, DEG and Proparco) of the SHA.

(g)	In the event holder of the Series G CCPS wishes to exercise the Deficit Call Option under Clause 6.6 (IFC, DEG and Proparco Call Option) of the SHA.

(iii)	The conversion Notice shall be dated and shall set forth:

(a)	The number of Series G CCPS in respect of which the holders of the Series G CCPS are exercising their right to conversion in accordance with this paragraph 4.2;

(b)	The number of Equity Shares of the Company that the Series G CCPS shall convert into; and

(c)	The names of 2 of the Big Four Accounting Firms that are selected by Proparco for the purpose of paragraph 4.2(i)(c), if applicable; and the reference valuation as offered by the third party purchaser, if applicable.

(iv)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the Board, in which meeting the Company approve the following:

•	The conversion of such number of the Series G CCPS;

•	The cancellation of the certificates representing such number of Series G CCPS that are converted;

•	The issuance and allotment of such number of Equity Shares of the Company that the Series G CCPS shall convert into.

in each case, as are mentioned in the Conversion Notice;

(b)	Issuance of duly stamped share certificates to the holders of the Series G CCPS to evidence such holders of the Series G CCPS as the owners of the Equity Shares issued upon conversion of such number of the Series G CCPS as are mentioned in the Conversion Notice;

(c)	Updating its register of members to reflect the holders of the Series G CCPS as the owners of the Equity Shares issued pursuant to the conversion of such number of the Series G CCPS as are mentioned in the Conversion Notice;

(d)	Filing with the jurisdictional Registrar of Companies Form PAS 3 of the Companies (Prospectus and Allotment of Securities) Rules, 2014 in respect of allotment of the Equity Shares to the holders of the Series G CCPS pursuant to such holders of the Series G CCPS exercising their rights in accordance with this paragraph 4 and shall provide the holders of the Series G CCPS with certified true copies of Form PAS 3 duly filed with the jurisdictional Registrar of Companies along with the receipt in respect of Form PAS 3; and

(e)	The Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provision of this paragraph 4, including without limitation, convening a meeting of the Board to approve the splitting of the share certificates representing the Series G CCPS.

4.3	Automatic Conversion

(i)	The Company shall forthwith convert all the Series G CCPS into Equity Shares based on the conversion price arrived in accordance with paragraph 4.2(i), if at any time after the Proparco Closing Date-2, the Company proposes to file a DRHP for a firmly underwritten issue of Equity Shares to the public and the shareholders of the Company have consented to such QIPO or an IPO under the provisions of the SHA. The Series G CCPS shall convert into Equity Shares of the Company immediately prior to filing of the DRHP with the SEBI.

(ii)	In the event that:

(a)	The Company files a DRHP with the SEBI in respect of the QIPO or an IPO which, prior to such filing, has necessitated the conversion of the Series G CCPS into Equity Shares of the Company; and

(b)	Within the Listing Date, (as defined in the SHA), the QIPO or the IPO does not complete such that the entire issued, paid-up and subscribed share capital is not admitted to trading on a Relevant Market (as defined in the SHA) by the expiry of the Listing Date.

Then the Company and the Sponsors shall comply with the provisions of Clause 8 (Reinstatement of Rights) of the SHA and shall undertake all necessary actions to ensure that the holders of the Series G CCPS are placed in the same position, and possess the same rights as set forth in this Schedule R, they had the benefit of immediately prior to the occurrence of the event set forth in (a) above.

5.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or a Liquidation Event B with respect to the Company or its Subsidiaries (as defined in the SHA) and in accordance with the terms of the SHA, the holders of the Series G CCPS shall receive the Liquidation Preference in accordance with the terms of the SHA and in the order of precedence set forth in the SHA.

Upon the exercise of the Drag Right of the Investors or Drag Right of IFC, DEG and Proparco in accordance with Clause 6.4 and 6.5 of the SHA, the Series G CCPS shall be subject to the order of preference in terms of the sale of the Equity Securities and the returns on the Equity Securities as set out in the SHA. Notwithstanding the above, the holders of the Series G CCPS will also be entitled to the buy-back preferences in accordance with the terms of the SHA and in order of preference set forth in the SHA.

For the avoidance of doubt, it is hereby clarified that Equity Shares of the Company held by Proparco pursuant to the conversion of the Series G CCPS shall be treated at par with the remaining Equity Shares of the Company for the purposes of this paragraph 5, save and except where the Series G CCPS are converted into Equity Shares of the Company on or immediately prior and only in connection with Proparco exercising its right in the case of events set out in this paragraph 5, in which case, notwithstanding anything to the contrary contained herein, the Equity Shares issued to the holder of the Series G CCPS will be entitled to priority in terms of payment in the like manner as the Series G CCPS as set out in this paragraph 5.

6.	Transferability

Subject to the terms of the SHA, the Series G CCPS shall be freely transferable to any person and holders of the Series G CCPS may assign all or any of the Series G CCPS and any rights attaching thereto under the Transaction Documents, without the prior consent of any Person.

7.	Voting Rights

From and after the issuance of the Series G CCPS, Proparco shall only be entitled to exercise voting rights on every resolution in respect of Schedule M placed before the Company on the basis of its shareholding in the Company on an As if Converted Basis subject to the terms of the SHA. Provided however that upon the transfer of the Series G CCPS in accordance with the terms of the SHA, the transferee of the Series G CCPS will be entitled to vote on every resolution placed before the Company, to the extent permissible under Law, in proportion to the Equity Shares held by such transferee in the share capital of the Company, assuming the transferred Series G CCPS have been converted into Equity Shares of the Company on the basis of the conversion price as determined in paragraph 4.2(i) above.

From the date of conversion of the Series G CCPS, the voting percentage of all the shareholders in the Company shall be in proportion to their shareholding in the Company.

SCHEDULE S

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SCHEDULE T - TERMS AND CONDITIONS OF SERIES H CCPS

All capitalized terms used herein but not defined shall have the meaning given to them under the SHA. Reference to a paragraph under this Schedule shall be a reference to the paragraph of this Schedule

1.	Par Value

The Series H CCPS shall have the face value of INR 10 (Indian Rupees Ten).

2.	Dividend

Each of the holders of Series H CCPS shall be entitled to receive a dividend of 8% (eight per cent) in USD terms per annum on a cumulative basis calculated on the issue price paid on each such Series H CCPS. Subject to the Applicable Law, each holder of Series H CCPS shall be individually entitled, in addition and cumulative to the above, to participate in the distribution of the profits of the Company if made to the other shareholders (including the holders of Equity Shares and compulsorily convertible preference shares, but excluding Proparco CCPS) of the Company assuming that all Series H CCPS have been converted to Equity Shares at the Normal Conversion Factor set out below.

Pursuant to the above, it is clarified that the Company shall not declare, pay or set aside any dividends on Shares of any other class or kind of share capital (other than Proparco CCPS) unless the holders of the Series H CCPS first receive a dividend on each Series H CCPS equal to the sum of: (i) 8% (eight per cent) in USD terms per annum on a cumulative basis calculated on the issue price paid; and (ii) the corresponding dividend that the holders of Series H CCPS would receive if the profits of the Company are distributed to the other Shareholders of the Company.

The dividend pay-out as set out under this paragraph 2 shall be payable in cash or in kind.

3.	Term

Unless converted in accordance with the terms of this Schedule, the Articles of the Company and the Applicable Laws, the term of the Series H CCPS shall be a maximum of 10 (ten) years from the date of their issuance.

4.	Voting

4.1	The holders of Series H CCPS shall be entitled to attend all meetings of Shareholders of the Company. Series H CCPS shall be entitled to vote on all matters which affect their rights directly or indirectly. The voting rights of each Series H CCPS on every resolution placed before the Company shall, to the extent permissible under the Applicable Law, be in proportion to the share capital that the Series H CCPS represent, assuming that the Series H CCPS have been converted into Equity Shares of the Company on the basis of the Normal Conversion Factor set out below.

4.2	From the date of conversion of the Series H CCPS into Equity Shares, the voting percentage of their holders in the Company shall be in proportion to their shareholding in the Company.

5.	Conversion

5.1	The Series H CCPS shall be convertible into Equity Shares of the Company at any time at the option of the holders of the Series H CCPS in accordance with paragraph 5.2. Any Series H CCPS that have not been converted into the Equity Shares of the Company shall compulsorily convert into the Equity Shares of the Company in accordance with paragraph 5.3 below, upon the earlier of:

(i)	in accordance with paragraph 5.3, prior to the filing of the DRHP with SEBI in connection with the QIPO or prior to listing of equity shares of Company’s holding company in connection with an IPO; and

(ii)	the date which is 10 (ten) years from the date of the issuance of Series H CCPS (the “Maturity Date”),

in each case in accordance with the terms of the Agreement. It is clarified that the Series H CCPS shall convert on the listing of the Equity Shares pursuant to the QIPO or IPO as approved by the Shareholders, if all existing Equity Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) convert on or before the date of conversion of the Series H CCPS.

5.2	Optional Conversion

(i)	The holders of the Series H CCPS shall severally have the right, at any time and from time to time at their sole option, after their issuance, to require the Company, by written notice (the “Conversion Notice”), to convert their respective Series H CCPS into Equity Shares of the Company. A copy of the Conversion Notice shall also be sent to the other Shareholders of the Company.

(ii)	In case the conversion occurs prior to the expiry of the Maturity Date, then the conversion shall be completed within a period of 21 (twenty one) days from the date of the Conversion Notice.

(iii)	“Normal Conversion Factor”: The Series H CCPS will be convertible into the Equity Shares of the Company at a conversion ratio of 1:1 (i.e. 1 (one) Series H CCPS will convert into 1 (one) Equity Share), without being required to pay any amount for such conversion, and shall be adjusted for:

(a)	dividends declared and not paid in accordance with paragraph 2 above;

(b)	share splits, recapitalization or similar events;

(c)	the anti-dilution provision as set out in paragraph 9 below;

(d)	with respect to the CCDs and/or Proparco CCPS that are converted into Equity Shares on or before the conversion of Series H CCPS, the holders of Series H CCPS shall be entitled to an anti-dilution protection such that the conversion ratio of the Series H CCPS is adjusted upwards to ensure that percentage holding of the holders of Series H CCPS after conversion of such CCDs and/or Proparco CCPS shall be same as the percentage holding of the holders of Series H CCPS before the conversion of such CCDs and/or Proparco CCPS determined on a Fully Diluted Basis.

The Normal Conversion Factor is specified based on the assumption that all the existing Equity Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) have converted on or before the date of conversion of the Series H CCPS.

(iv)	The Conversion Notice shall be dated and shall set forth:

(a)	The number of Series H CCPS in respect of which the holders of the Series H CCPS are exercising their right to conversion in accordance with this paragraph 5.2; and

(b)	The number of Equity Shares of the Company that the Series H CCPS shall convert into.

(v)	Upon receipt of the Conversion Notice, the Company shall and the Sponsors shall ensure that the Company shall effect the relevant board and shareholders’ meeting and undertake all such acts and deeds as may be necessary to give effect to the provision of this paragraph 5.

(vi)	Upon receipt of the Conversion Notice, the Company shall effect the following:

(a)	Convening of a meeting of the board of directors, in which meeting the Company shall approve the following:

(A)	the conversion of the relevant Series H CCPS;

(B)	the cancellation of the share certificates representing such number of the Series H CCPS; and

(C)	the issuance and allotment of such number of Equity Shares of the Company that the Series H CCPS shall convert into,

in each case, as are mentioned in the Conversion Notice;

(b)	cancellation of the share certificates of Series H CCPS in respect of which the conversion right is exercised in the Conversion Notice; and thereafter issuance of share certificates to the holders of Series H CCPS to evidence such holders of the Series H CCPS as the owners of the Equity Shares issued upon conversion of their respective Series H CCPS as mentioned in the Conversion Notice;

(c)	making all the requisite filings with the appropriate Authority;

(d)	the Company and the Sponsors shall do all such acts and deeds as may be necessary to give effect to the provisions of this paragraph 5.

5.3	Automatic Conversion

(i)

The Company shall forthwith convert all the Series H CCPS into Equity Shares, based on the applicable conversion rate as determined in accordance with this paragraph 5.3, if at any time after their issuance, the Company undertakes an IPO/QIPO, provided that the shareholders of the Company have consented to such IPO/QIPO in accordance with the Shareholders Agreement. The Series H CCPS shall convert into Equity Shares of the Company immediately prior to the listing of Equity Shares pursuant to the IPO/QIPO, provided that all the existing Equity

Securities (including the IFC Securities, Helion Securities, FC Securities, DEG Securities, Proparco Securities and the Series G CCPS) are converted on or before the date of conversion of the Series H CCPS.

For the purpose of this Schedule T, QIPO means an initial public offering of the Company, which satisfies the following conditions: (i) the initial public offering results in the listing of the Equity Shares on the stock exchange acceptable to the Investor; (ii) the gross proceeds from the offer of new or existing Equity Shares in such initial public offering is not less than USD 100,000,000 (United States Dollars One Hundred Million); and (iii) the offering price of the Equity Share is based on the pre-money valuation of the Company of at least USD 450,000,000 (United States Dollars Four Hundred and Fifty Million).

(ii)	In the event an IPO/QIPO occurs subsequent to the expiry of the first anniversary of the date of subscription of the Series H CCPS by APGL (“Subscription Date”) and prior to the second anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be such that provides the holders of Series H CCPS such number of Equity Shares that is the greater of: (a) the number of Equity Shares which provide holders of Series H CCPS a USD return of 25% per annum on a cumulative basis on the Subscription Price from the Subscription Date till the actual date of conversion of Series H CCPS; the calculation of return shall include any dividend paid before the date of conversion to the holders of Series H CCPS; the valuation of Equity Shares in order to calculate a USD return of 25% per annum on a cumulative basis shall be based on the price at which Equity Shares are allotted to investors in the IPO/QIPO ;or (b) the number of Equity Shares received based on the Normal Conversion Factor.

(iii)	In the event an IPO/QIPO occurs subsequent to the expiry of the second anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be such that provides the holders of Series H CCPS such number of Equity Shares that is the greater of: (a) the number of Equity Shares which provide holders of the Series H CCPS a USD return of 25% per annum on a cumulative basis on the Subscription Price for the period starting from the Subscription Date till the second anniversary of the Subscription Date and a USD return of 18% per annum on a cumulative basis on the Subscription Price after the second anniversary of the Subscription Date till the date of conversion. The calculation of return shall include any dividend paid before the date of conversion, and the valuation of Equity Shares to calculate the return to the holders of Series H CCPS shall be based on the price at which Equity Shares are allotted to investors in the IPO/QIPO; or (b) the number of Equity Shares received based on the Normal Conversion Factor.

6.	If an IPO/QIPO occurs before the first anniversary of the Subscription Date, the applicable conversion rate for the conversion of the Series H CCPS shall be the Normal Conversion Factor.

7.	In the event that:

(a)	the Company initiates the procedure for IPO/QIPO which has necessitated the conversion of the Series H CCPS into the Equity Shares of the Company; and

(b)	within the Listing Date, the IPO/QIPO does not complete such that the entire issued, paid up and subscribed share capital is not admitted to trading on a Relevant Market by the expiry of the Listing Date,

then the Company and the Sponsors shall comply with the relevant provisions of the Shareholders’ Agreement and shall undertake all necessary actions to ensure that the holders of the Series H CCPS are placed in the same position, and possess the same rights as set forth in this Schedule, as they had the benefit of, immediately prior to the occurrence of the event set forth in (a) above.

8.	Liquidation Preference

Upon the occurrence of a Liquidation Event A or Liquidation Event B with respect to the Company or its Subsidiaries and in accordance with the terms of this Agreement, the holders of the Series H CCPS shall receive in preference to the holders of Series A CCPS, Series B CCPS, Series C CCPS, Series D CCPS, Series F CCPS and other Equity Shares of the Company, the sum total of: (i) the amount equal to the total Subscription Price paid by holders of the Series H CCPS for such Series H CCPS; and (ii) an amount that provides the holders of Series H CCPS a return of 8% (eight per cent) in USD per annum on a cumulative basis on such total Subscription Price from the date of issuance of such Series H CCPS till the date of the Liquidation Event A or Liquidation Event B, as reduced by any dividends paid before the occurrence of a Liquidation Event A or Liquidation Event B to the holders of such Series H CCPS. It is clarified that the rights of the holders of the Series H CCPS shall be subordinate to the rights of the holders of the CCDs and Proparco CCPS in relation to the Liquidation Preferences of the Company.

9.	Transferability

Subject to the terms of this Agreement, the Series H CCPS shall be freely transferable to any Person, and the holders of the Series H CCPS may assign all or any of the Series H CCPS and any rights attaching under the Agreement, without the prior consent of any Person.

10.	Anti-Dilution Protection

If the Company issues or proposes to issue Equity Securities (“New Issuance”) to any person at an effective issue price that is less than the subscription price in USD of the Series H CCPS (as adjusted for share splits or similar reorganization of the share capital of the Company), other than the issue of Equity Shares on the conversion of the Equity Securities existing as on the date of subscription of Series H CCPS, then the holders of Series H CCPS shall be entitled to an adjustment to the Normal Conversion Factor based on broad-based weighted average method such that the holders of Series H CCPS receive a higher number of Equity Shares to compensate for the higher subscription price paid for the subscription of Series H CCPS by its holders than the effective issue price of Equity Securities in the New Issuance.

11.	Calculation in USD

For the purposes of Clause 4 (Rights of the Investors), Clause 9 (Buy Back of Equity Securities), calculation of dividends in paragraph 2 above, or for the calculation of the entitled return on the conversion of Series H CCPS, the calculation of the entitled amounts to the holders of Series H CCPS shall be made in USD terms by taking the issue price paid by the holders of Series H CCPS in USD terms by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which the issue price of Series H

CCPS is received by the Company. However, at the time of payment of amounts to the holders of Series H CCPS, the USD entitled amounts shall be converted into USD amounts by applying the reference rate of the Reserve Bank of India for USD-INR conversion as on the date on which such payment is effected and payment shall thereupon be made in INR amounts.

Further, the subscription price and adjustment to Normal Conversion Factor for the purpose of anti-dilution provision shall be calculated in US$ based on the amount invested by holders of Series H CCPS in US$ as specified above.